UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12

Advanced Mineral Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

Dr. Bruce Stanley Butcher
Mark Balfour
Sergio Di Vincenzo
James Slade
Robert Pate

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On November 12, 2010, Dr. Bruce Butcher filed a Schedule 13D with the SEC to set forth his intention to seek control of Advanced Mineral Technologies, Inc. (the “Company”). Dr. Butcher has subsequently decided to solicit proxies from fewer than 10 of the Company’s stockholders with respect to the election of directors at the Company’s next meeting of stockholders at which directors are to be elected (the “Annual Meeting”). To this end, Dr. Butcher filed a preliminary Proxy Statement on November 17, 2010 and Amendment No. 1 to his preliminary Proxy Statement on December 10, 2010 with the SEC setting forth Dr. Butcher’s proposed slate of five director nominees for the Annual Meeting. Dr. Butcher and the other director nominees set forth in the Proxy Statement are deemed to be participants in the solicitation of proxies from the Company’ stockholders in connection with the Annual Meeting.

In light of the foregoing, Dr. Butcher desires to file the Schedule 13D (in the form originally filed on November 12, 2010) as solicitation materials pursuant to Rule 14a-12 of Regulation 14A. A copy of the Schedule 13D is attached hereto as Exhibit A and incorporated herein by reference.

In connection with the Annual Meeting, Dr. Butcher and the other participants will file a definitive Proxy Statement and other materials with the SEC. DR. BUTCHER AND THE OTHER PARTICIPANTS URGE THE COMPANY’S STOCKHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DR. BUTCHER AND THE OTHER PARTICIPANTS, THE ANNUAL MEETING AND THE SLATE OF DIRECTORS PROPOSED BY DR. BUTCHER AND THE OTHER PARTICIPANTS FOR ELECTION AT THE ANNUAL MEETING. Stockholders will be able to obtain free copies of the definitive Proxy Statement (when available) as well as other documents filed with the SEC containing information about Dr. Butcher and the other participants, the Annual Meeting and the slate of directors proposed by Dr. Butcher’s and the other participants for election at the Annual Meeting at http://www.sec.gov, the SEC’s free internet site. Furthermore, stockholders may obtain free copies of Dr. Butcher and the other participants’ SEC filings by directing such request to XS Platinum Inc., Suite 515, 1424 Fourth Avenue, Seattle, WA 98101, Attention: Dr. Bruce Butcher or (206) 515-9999.

DETAILED INFORMATION REGARDING DR. BUTCHER AND THE OTHER PARTICIPANTS, INCLUDING THEIR IDENTITY, AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITIES HOLDINGS OR OTHERWISE, WILL BE SET FORTH IN THE DEFINITIVE PROXY STATEMENT AND OTHER MATERIALS TO BE FILED BY THE PARTICIPANTS WITH THE SEC IN CONNECTION WITH THE ANNUAL MEETING.

EXHIBIT A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. ___)*

Advanced Mineral Technologies, Inc.
(Name of Issuer)
Common Stock
(Title of Class of Securities)
None
(CUSIP Number)
Bruce Stanley Butcher
P.O. Box 498
28-34 Hill Street
St. Helier, Jersey JE4 5TF
Channel Islands
+44 1534 700 856
(Name, Address and Telephone Number of Person Authorized to
Receive Notices and Communications)
October 26, 2010
(Date of Event Which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box. ☐

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

* The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No.	None

1	NAMES OF REPORTING PERSONS Bruce Stanley Butcher

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (SEE INSTRUCTIONS)
(a) ☐
(b) ☑

3	SEC USE ONLY

4	SOURCE OF FUNDS (SEE INSTRUCTIONS)

PF

5	CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)

☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

Australia

	7	SOLE VOTING POWER

NUMBER OF		57,750,000

SHARES	8	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		N/A

EACH	9	SOLE DISPOSITIVE POWER
REPORTING
PERSON		57,750,000

WITH	10	SHARED DISPOSITIVE POWER

N/A

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

57,750,000

12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES (SEE INSTRUCTIONS)

☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

46.59% prior to the acts subject to dispute as discussed in Item 4. 40.1% after the acts subject to dispute as discussed in Item 4.

14	TYPE OF REPORTING PERSON (SEE INSTRUCTIONS)

IN

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Item 1.	Security and Issuer
Title and class of securities: Common Stock, par value $0.001 per share (“Common Stock”)
Issuer: Advanced Mineral Technologies, Inc. (“Issuer” or “AMTO”)
Name and Address of principal executive office of Issuer: Route 1, Box 1092, Fairfield, ID 83327

Item 2.	Identity and Background
(a) The Schedule 13D is filed by Dr. Bruce Stanley Butcher (“Dr. Butcher” or “Reporting Person”).
(b) The address of Reporting Person is P.O. Box 498, 28-34 Hill Street, St. Helier, Jersey JE4 5TF Channel Islands.
(c) The present principal occupation or employment of Reporting Person is Chairman and Chief Executive Officer of XS Platinum Ltd. The address of Reporting Person’s employer is P.O. Box 498, 28-34 Hill Street, St. Helier, Jersey JE4 5TF Channel Islands.
(d) Reporting Person has not during the last five years been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).
(e) Reporting Person has not during the last five years been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding been or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.
(f) Reporting Person is a citizen of Australia.

Item 3.	Source and Amount of Funds or Other Consideration
Reporting Person is filing this Schedule 13D as a result of Issuer’s registering the Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended, on September 15, 2010, and Reporting Person’s subsequent decision to seek control of Issuer by replacing Issuer’s current Board of Directors with persons to be nominated by Reporting Person at Issuer’s forthcoming annual meeting of stockholders which, pursuant to an Order issued by the Second Judicial District Court of the State of Nevada in and for the County of Washoe upon the Petition of Reporting Person, as amended, is believed to be scheduled to be held on November 29, 2010 (“2010 Annual Meeting”),with a record date of October 26, 2010, set for the determination of stockholders entitled to notice of and to vote at such meeting.
Pursuant to an agreement reached on June 18, 2008, as evidenced in writing on July 14, 2008, Reporting Person acquired the right to 57,750,000 shares of Common Stock from H. Philip Cash (“Mr. Cash”), Issuer’s President and a director and significant stockholder of Issuer, for consideration consisting of (a) $1, (b) Reporting Person’s promise to continue his efforts to raise the capital necessary to continue the efforts of XS Platinum Ltd., a Jersey, Channel Islands corporation, to move towards production, and (c) Reporting Person’s promise to provide the capital necessary for Issuer to (i) make all necessary filings to make Issuer compliant with its reporting obligations with the Securities and Exchange Commission (“SEC”), and (ii) preserve Issuer’s rights and entitlements with respect to Issuer’s Tillicum Mountain property.
Those 57,750,000 shares were transferred from Mr. Cash’s personal shareholding in AMTO to Dr. Butcher on June 17, 2009, whereupon Dr. Butcher became the legal and beneficial owner of those shares and thus the largest AMTO stockholder with approximately 46.59% of all outstanding shares.

Item 4.	Purpose of Transaction
Dr. Butcher does not intend to take any further action with respect to acquiring Common Stock or other securities of AMTO. His intention with respect to his relationship with AMTO has changed, however, and consequently he is filing this Statement on Schedule 13D to disclose his intention to seek control of AMTO.
Dr. Butcher owns a significant bloc, 57,750,000 shares (“Butcher Shares”), of the outstanding

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Common Stock. He is filing this Statement on Schedule 13D to set forth his intention to seek control of the Issuer. In that respect, Dr. Butcher intends to oppose the election of any of the three currently incumbent members who make up all of AMTO’s Board of Directors as currently constituted (“Incumbent Board”) and to replace them with five persons, as required by AMTO’s By-laws, to be nominated at the 2010 Annual Meeting by himself. The 2010 Annual Meeting is being held pursuant to an Order issued by the Second Judicial District Court of the State of Nevada in and for the County of Washoe (“Nevada State Court”) that resulted from an action commenced by Reporting Person on August 26, 2010, given the failure of the Incumbent Board to hold an annual meeting of stockholders as required by AMTO’s By-laws for the purpose of electing directors (copies of Reporting Person’s Petition for a Writ of Mandate Ordering the Election of Directors of Respondent AMTO, and the Nevada State Court’s Order granting such Petition, as amended, are attached hereto as Exhibits 1, 2 and 3, respectively).
Dr. Butcher acquired the Butcher Shares and first became a stockholder of AMTO on June 17, 2009 (see Item 3 above). Dr. Butcher has never been an officer, director or employee of AMTO; nor has he ever sought any such position. As of June 10, 2010, the Butcher Shares represented approximately 46.59% of all the then outstanding shares of Common Stock, which constituted the same percentage of all the outstanding voting stock of Issuer. Additionally at that date, the more than 700 public stockholders of AMTO, including Dr. Butcher, owned more than 51% of the total voting power of AMTO and were thus entitled to elect all the members of Issuer’s Board of Directors. Dr. Butcher was the largest single stockholder of AMTO from June 17, 2009 until or about June 10, 2010.
From or about 2007 until or about June 2010, Dr. Butcher sought to work with and for the benefit of all Issuer’s stockholders by engaging in the following activities (i) raising capital for XS Platinum Ltd (“XSP”), a company in which AMTO had acquired 75,000,000 shares of common stock in November 2007, representing what Dr. Butcher, who is XSP’s Chairman and Chief Executive Officer, believes is AMTO’s most significant asset; (ii) preserving through XSP the interest originally sought by AMTO in what is now XSP’s platinum mining property at Platinum via Goodnews Bay, Alaska; (iii) documenting with the assistance of Canadian lawyers, personally retained and paid for by Dr. Butcher, a new agreement in order to preserve AMTO’s interest in its as yet undeveloped Tillicum Mountain property in British Columbia, Canada; (iv) personally directly providing AMTO with funds to retain special legal counsel and accountants/auditors to enable AMTO to become compliant with SEC filing and reporting requirements under the Securities Exchange Act of 1934 (“Exchange Act”), something AMTO had failed to do for more than three years; (v) personally directly providing AMTO with funds to enable AMTO to make royalty payments in respect to AMTO’s obligations regarding the Tillicum Mountain property; and (vi) further personally indirectly providing funds to AMTO to pay certain of its other expenses, including lawyers, accountants/auditors and geologists.
Because Issuer had failed to meet its SEC reporting requirements under the Exchange Act for a considerable period, the Common Stock was “de-registered” under the Exchange Act by SEC Order on April 9, 2010 (a copy of such Order is attached as Exhibit 4). Thereafter, Dr. Butcher continued to pursue a path to bring AMTO into compliance with SEC and Nevada law through a filing of a new registration statement under the Exchange Act, and endeavoring to have AMTO’s incumbent three member Board of Directors convene an annual meeting of stockholders for the purpose of electing a Board comprised of five persons, as required by AMTO’s By-laws.
On July 15, 2010, Issuer filed a Registration Statement on Form 10 under the Exchange Act (“Form 10”), which resulted in the “re-registration” of the Common Stock. However, Issuer did not furnish Reporting Person with a copy of the Form 10 or allow Reporting Person an opportunity to review the Form 10 before filing.
In a series of transactions prior to the filing of the Form 10 and without any public disclosure, on June 11, 2010 and August 26, 2010, AMTO’s Incumbent Board purported to issue a total of 20,000,000 shares of Common Stock to H. Philip Cash, AMTO’s CEO (15,500,000 shares), and Bil Zeleny, AMTO’s CFO (4,500,000 shares), and a total of 16,739,292 shares of a new class of Preferred Stock (“Preferred Stock”) to Mr. Cash (13,305,942 shares) and Mr. Zeleny (3,433,350 shares).
The Preferred Stock (which Reporting Person believes was improperly created and issued, as set forth in certain pending litigation that is described below) carries two votes per share and votes with the Common Stock as a single class in connection with the election of AMTO’s directors. The shares of Common Stock and Preferred Stock so issued to Messrs. Cash and Zeleny were issued in cashless transactions; the “consideration” allegedly paid by Messrs. Cash and Zeleny was indebtedness purportedly owed by AMTO to them.

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As a result of the issue of those shares of Common Stock to Messrs. Cash and Zeleny, they would own more than 50% of the outstanding voting power of AMTO in connection with the election of directors.
Accordingly, if these transactions are allowed to stand, for the first time since at least 2007, AMTO’s public stockholders will hold less than 50% of the outstanding voting power, and AMTO’s current insiders will thus be able to elect all the directors of AMTO regardless of votes cast by AMTO’s public stockholders.
Dr. Butcher first learned of the issue of 40,000,000 shares of Preferred Stock to Messrs. Cash and Zeleny when he received a preliminary draft of the Form 10 on June 3, 2010. That draft disclosed the introduction and the issue of 40,000,000 shares of super voting Preferred Stock and the shift of control from the public stockholders to insiders. Dr. Butcher immediately demanded that any such transaction be rescinded and reversed. Mr. Cash and the Board of Directors informed Dr. Butcher that they would do so, and provided him with documentation that purportedly did so. Shortly thereafter, however, on June 11, 2010, and without any disclosure to Dr. Butcher (or publicly), Mr. Cash and the Incumbent Board implemented the transactions that resulted in the issue of the 20,000,000 shares of Common Stock to Messrs. Cash and Zeleny that are described above. The first time that Dr. Butcher learned of those transactions was when he received a copy of the Form 10 after it had been filed with the SEC on July 15, 2010 and accordingly become publicly available.
Mr. Cash and the Incumbent Board of AMTO then set about during August 2010 to purport to issue 16,739,292 shares of super voting Preferred Stock to Messrs. Cash and Zeleny, as described above, the effect of which would entrench current management and further shift control from the public stockholders to insiders, if allowed to stand.
Dr. Butcher has responded to those actions by filing two lawsuits, derivatively on behalf of AMTO’s stockholders, against Messrs. Cash, Zeleny, the other incumbent directors (Messrs. Gary Mason and Cletius Rogers), and certain other persons. One of those lawsuits was filed in the Nevada State Court (“Nevada Action”) on September 24, 2010 and the other was filed in the United States District Court for the District of Nevada (“Federal Action”) on October 15, 2010. Subsequently, Dr. Butcher filed a Motion for Partial Summary Judgment in the Nevada Action (“Summary Judgment Motion”) on October 25, 2010. The Complaint and the Summary Judgment Motion filed by Dr. Butcher in the Nevada Action are attached as Exhibits 5 and 6 respectively, and the Complaint filed by him in the Federal Action is attached as Exhibit 7.
Briefly, in summary, Dr. Butcher is claiming in these lawsuits that, as part of a scheme designed and implemented by AMTO’s Incumbent Board and management to entrench themselves and unjustly enrich senior management, the defendants have violated federal securities laws (including the Exchange Act and rules promulgated by the SEC under that statute and the Investment Company Act of 1940) and Nevada’s corporate law, all for the benefit of the defendant insiders and to the detriment of the public stockholders of AMTO and their legitimate interests.
In those proceedings, Dr. Butcher seeks, among other things, to have the transactions relating to the issue of Common Stock and Preferred Stock to Messrs. Cash and Zeleny struck down. At the 2010 Annual Meeting, Dr. Butcher intends to vote his shares of Common Stock against the re-election of the members of the Incumbent Board and to vote in favor of a new Board of Directors and management that he intends to nominate at the meeting. Information concerning the names and experience of the persons Dr. Butcher intends to nominate is set forth in Exhibit 8 attached hereto.
On October 21, 2010, Dr. Butcher learned, in the course of a hearing before the Nevada State Court, that AMTO intended to proceed with another transaction, one that would involve AMTO’s issuing to unnamed investors, for between $300,000 and $1,000,000, Units comprised of up to $1,000,000 face amount of 10% Convertible Secured Notes (“Promissory Notes”) (which would be convertible into shares of Common Stock) and Common Stock Purchase Warrants exercisable for shares of Common Stock (“Investor Warrants”). However, it is not clear to Dr. Butcher what the status of this transaction is or whether AMTO’s Incumbent Board has approved it. The conversion price of the Promissory Notes and the exercise price of the Investor Warrants was disclosed to be $2.00 per share. The transaction would be a best efforts offering, without any firm commitment for the purchase of all, or any, of the Units, and would not be registered with the SEC under the Securities Act of 1933. If all the Units were to be sold, the number of shares of Common Stock that would become issuable upon conversion of the Promissory Notes and exercise of the Investor Warrants would be 1,000,000 shares of Common Stock.
Based on proposed documents provided by AMTO’s counsel to Reporting Person for the transaction described above, the Promissory Notes would be secured by all the assets of AMTO. Those assets secured would include, among others, AMTO’s holdings of 75,000,000 shares of XSP stock (representing approximately 34% of the outstanding stock of XSP). XSP has throughout the 2010 mining season been operational and producing platinum, and selling platinum produced from its Alaska site.

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Accordingly, Dr. Butcher believes that if AMTO were to fail to pay interest or principal on the Promissory Notes when due (or otherwise default under the terms of the Promissory Notes), the holders of the Promissory Notes could foreclose on all of AMTO’s assets or, depending on value, such lesser amount of AMTO’s assets sufficient to recover amounts owed under the Promissory Note; thus, if AMTO’s assets are valued at less than the amounts owed under the Promissory Notes, for as little as an investment of $300,000, the holders of the Promissory Notes could obtain all of AMTO’s assets and, in that event, AMTO’s public stockholders would lose the entire value of their investment in AMTO.
In light of the forgoing, if the Units transaction is consummated, Dr. Butcher intends to consult with legal counsel regarding any action that may be appropriate under the circumstances to preserve the value of his interest in Issuer as a stockholder. Copies of the proposed forms of Subscription Agreement Promissory Notes, Investor Warrants, Security Agreement and Escrow Agreement that were delivered to Dr. Butcher in connection with the action before the Nevada State Court are attached as Exhibits 9 through 13, respectively.
In addition to the Nevada State Action and the Federal Action, Dr. Butcher has called the matters referred to herein to the attention of the SEC’s Office of Investor Complaints and has requested that the SEC take such action as it deems appropriate under the federal securities laws.

Item 5.	Interest in Securities of the Issuer
(a) Reporting Person is the direct beneficial owner of 57,750,000 shares of Common Stock, representing approximately 46.59% of Issuer’s issued and outstanding shares of Common Stock prior to the acts complained of in Item 4, and approximately 40.1% of Issuer’s currently issued and outstanding shares of Common Stock after the acts complained of in Item 4. All of the shares of Common Stock owned by Dr. Butcher were acquired by him on June 17, 2009, as described in Item 3 above.
(b) Reporting Person has the sole power to vote or direct the vote and sole power to dispose or to direct the disposition of 57,750,000 shares of Common Stock.
(c) Reporting Person has not effected any transactions in the Common Stock during the past 60 days.
(d) Not applicable.
(e) Not applicable.

Item 6.	Contracts, Arrangements, Understandings or Relationships with Respect to Securities of Issuer
None.

Item 7.	Material to be Filed as Exhibits
Exhibit 1—Petition for Writ of Mandate Ordering the Election of Directors filed in Nevada State Court
Exhibit 2—Writ of Mandate of the Nevada State Court Granting Petition for Election of Directors
Exhibit 3—Order for Amendment of Writ of Mandate, and Amended Writ of Mandate of the Nevada State Court
Exhibit 4—Order of Securities and Exchange Commission “de-registering” AMTO Common Stock under the Securities Exchange Act of 1934

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Exhibit 5—Complaint filed by Reporting Person in the Nevada State Court
Exhibit 6—Motion for Partial Summary Judgment before the Nevada State Court
Exhibit 7—Complaint filed by Reporting Person in the Federal Court
Exhibit 8—Information regarding persons who Reporting Person intends to nominate for positions as Directors and senior executive officers of AMTO at the 2010 Annual Meeting of Stockholders
Exhibit 9 -Form of Subscription Agreement
Exhibit 10—Form of Secured Convertible Note
Exhibit 11—Form of Warrant
Exhibit 12—Form of Security Agreement
Exhibit 13—Form of Escrow Agreement

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Signature
After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

November 2, 2010
/s/ Bruce Stanley Butcher
Bruce Stanley Butcher
ATTENTION
Intentional misstatements or omissions of fact constitute Federal Criminal Violations (See 18 U.S.C. 1001).

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Exhibit 1
BROWNSTEIN HYATT FARBER SCHRECK, LLP
100 North City Parkway, Suite 1600
Las Vegas, Nevada 89106-4614
(702) 382-2101

$1422
Kirk B. Lenhard, Esq., Bar No. 1437	[FILED
klenhard@bhfs.com	2010 Aug 26 PM 2:22]
Clark V. Vellis, Esq., Bar No. 5533
cvellis@bhfs.com
Jeffrey S. Rugg, Esq., Bar No. 10978
jrugg@bhfs.com
BROWNSTEIN HYATT FARBER SCHRECK, LLP
100 North City Parkway, Suite 1600
Las Vegas, NV 89106-4614
Telephone: (702) 382-2101
Attorneys for Applicant Dr. Bruce Butcher
IN THE SECOND JUDICIAL DISTRICT COURT OF
THE STATE OF NEVADA IN AND FOR THE
COUNTY OF WASHOE

DR. BRUCE BUTCHER, an individual stockholder,	)	Case No. CV10 02568
	)	Dept. No. 9
)
Applicant,	)	(exempt from arbitration —equitable
vs.	)	relief sought)
)
ADVANCED MINERAL TECHNOLOGIES,	)	(BUSINESS COURT)
INC., a Nevada corporation,	)
)
Respondent.	)	Hearing Date:
	)	Hearing Time:
)
)
PETITION OF APPLICANT DR. BRUCE BUTCHER FOR WRIT OF MANDATE
PURSUANT TO NRS 78.345 ORDERING ELECTION OF DIRECTORS
FOR RESPONDENT ADVANCED MINERAL TECHNOLOGIES, INC.
AND ORDER SHORTENING TIME
Applicant Dr. Bruce Butcher (“Butcher”), by and through his undersigned counsel, as a stockholder holding more than 15 percent of Respondent, Advanced Mineral Technologies, Inc. (“AMTO”), hereby petitions this Court for a Writ of Mandate and an Order Shortening Time ordering AMTO to hold an election of directors pursuant to NRS 78.345. AMTO has failed to elect directors within 18 months after the last election of directors required by NRS 78.330 and thus should be compelled to hold an election of directors.

This Petition is made pursuant to NRS 78.345 and WDCR 11, and is supported by the Affidavits of Kirk B. Lenhard and Dr. Bruce Butcher, the attached Memorandum of Points and Authorities and exhibits thereto, the papers and pleadings on file herein, and any oral argument this Court may choose to hear.
Dated this 26th day of August, 2010.

BROWNSTEIN HYATT FARBER SCHRECK, LLP
By:	/s/ Kirk B. Lenhard
Kirk B. Lenhard, Esq., Bar No. 1437
Clark V. Vellis, Esq., Bar No. 5533 Jeffrey S. Rugg, Esq., Bar No. 10978 100 North City Parkway, Suite 1600 Las Vegas, Nevada 89106 Attorneys for Applicant Dr. Bruce Butcher

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AFFIDAVIT OF KIRK B. LENHARD

STATE OF NEVADA	)
	)	ss.
COUNTY OF CLARK	)
I, Kirk B. Lenhard, being first duly sworn, deposes and says:
1. I am an attorney with the law firm of Brownstein Hyatt Farber Schreck, LLP, which represents Dr. Bruce Butcher (“Butcher”) in the above-captioned case. I make this affidavit in support of his Petition for Writ of Mandate Pursuant to NRS 78.345 Ordering Election of Directors for Respondent Advanced Mineral Technologies, Inc. and Order Shortening Time (the “Petition”). I have personal knowledge of the facts set forth below, unless stated upon information and belief, and if called upon to do so, am competent to testify thereto.
2. The instant Petition is not brought for any improper purpose but the need for expedited relief.
3. Butcher is a stockholder of Respondent Advanced Mineral Technologies, Inc. (“AMTO”) holding stock sufficient to entitle him to exercise at least 15 percent of the voting power.
4. Upon information and belief, AMTO has failed to hold an election for it board of directors within 18 months after its last election of directors.
5. Butcher has, on multiple occasions, requested that AMTO hold an election of directors, but AMTO has not satisfied said requests.
6. Butcher is informed and believes that AMTO’s incumbent directors now plan to sell some or all of a primary asset of AMTO, namely, a majority ownership interest in XS Platinum, Ltd. (“XSP”), and that said sale of AMTO’s interest in XSP (the “Interest”) is imminent.
7. Butcher is informed and believes that a sale of the Interest will cause irreparable injury to AMTO and its stockholders and contends that any such sale of the Interest would constitute waste and an egregious breach of AMTO’s incumbent directors’ fiduciary duties to AMTO and its stockholders.

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8. A meeting of AMTO’s stockholders is immediately necessary to protect the rights and property of AMTO and its stockholders, including Butcher.

/s/ Kirk B. Lenhard
KIRK B. LENHARD
Submitted and sworn before me
this 25th day of August, 2010.

/s/ Erin L. Parcells Notary Public
[Sealed by Notary — State of Nevada]

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MEMORANDUM OF POINTS AND AUTHORITIES
I. BRIEF FACTUAL BACKGROUND
Respondent Advanced Mineral Technologies, Inc. (“AMTO”) is a Nevada corporation with its principal office in Idaho. AMTO’s Nevada registered office is in Reno, Washoe County.
AMTO was originally incorporated on March 1, 1990 under the name O’Hara Resources Ltd. (“O’Hara”), and O’Hara was later merged into AMTO. Specifically, on February 22, 2005, O’Hara merged with and changed its name to Vision Energy Group, Inc., and then, on April 20, 2007, changed its name to Advanced Mineral Technologies, Inc. Pursuant to its By-Laws, AMTO was to hold its annual meeting of stockholders “on the tenth day of October in each year . . . for the purpose of electing directors and for the transaction of such other business as may come before the meeting.” See By-Laws of O’Hara Resources Ltd., a true and correct copy of which is attached hereto as Exhibit 1, at Article II, Paragraph 1.(1)
Applicant Dr. Bruce Butcher (“Butcher”) is and has at all relevant times been a stockholder of AMTO, holding stock sufficient to entitle him to exercise at least 15 percent of the voting power of AMTO. See Affidavit of Dr. Bruce Butcher, attached hereto as Exhibit 2, at ¶ 2. AMTO has failed to elect directors within 18 months after its last election of directors, despite multiple requests by Butcher to hold such an election. See id., at ¶ 3. Butcher seeks from this Court a Writ of Mandate on shortened time, ordering AMTO to hold a meeting of its stockholders to elect directors. See proposed Writ of Mandate and proposed Notice of Shareholder Meeting, true and accurate copies of which are attached hereto as Exhibits 3 and 4, respectively.
II. ARGUMENT
NRS 78.345(1) provides, in relevant part, that, “[i]f any corporation fails to elect directors within 18 months after the last election of directors . . ., the district court has jurisdiction in equity, upon application by any one or more stockholders holding stock entitling them to exercise at least 15 percent of the voting power, to order the election of directors.” NRS 78.345(2) goes on to say that, “[t]he application [for an order to elect directors] must be made by petition filed in the county where the principal office of the corporation is located or, if the principal office is not located in this State, in the county in which the corporation’s registered office is located”.

(1)	AMT’s Articles of Incorporation and By-Laws are those originally executed and filed by O’Hara.

5

The intent behind NRS 78.345 is plain: “annual meetings for Nevada corporations are contemplated to occur no later than eighteen months after the last such meeting.” Hilton Hotels Corp. v. ITT Corp., 962 F. Supp. 1309, 1310 (D. Nev. 1997). Furthermore, given that “one of the justifications for the business judgment rule’s insulation of directors from liability for almost all of their decisions is that unhappy shareholders can always vote the directors out of office”, it follows that, “interference with shareholder voting is an especially serious manner, not to be left to the directors’ business judgment”. Shoen v. AMERCO, 885 F. Supp. 1332, 1340 (D. Nev. 1994), vacated by stip., (D. Nev. 1995).
Here, all of the elements of NRS 78.345 are satisfied. AMTO has failed to hold an annual meeting and/or to elect directors for over 18 months. See Exhibit 2, at ¶ 3. Butcher is a stockholder of AMTO holding stock entitling him to exercise at least 15 percent of the voting power in AMTO. See id., at ¶ 2. Butcher’s requests to AMTO to hold a meeting to elect directors have gone unsatisfied.
While AMTO’s principal office is in Idaho, AMTO is a Nevada corporation, with its registered agent’s office in Washoe County (see Corporate Record for AMTO from Website of Nevada Secretary of State, a true and accurate copy of which is attached hereto as Exhibit 5); thus Butcher has filed the instant Petition in Washoe County, Nevada. He has provided notice of the instant Petition to AMTO by mailing a copy thereof to AMTO’s registered agent in Nevada and is willing to provide additional notice in any such form as the Court may direct. As all of the elements of NRS 78.345 are satisfied, this Court should order AMTO to promptly hold an election of directors.
Additionally, the board of AMTO as currently constituted has failed to insure that the company complied with its legal obligations under federal law, thus endangering the value of the shares held by Butcher and AMTO’s other stockholders. Specifically, under the current board, AMTO has been subject to regulatory action by the Securities and Exchange Commission, including the revocation of the registration of AMTO’s securities. Exhibit 2, at ¶ 6 & Exhibit A thereto. AMTO’s refusal to hold an annual meeting of stockholders to elect the board of directors, therefore, has denied Butcher and the other AMTO stockholders their lawful right to voice their opinion about the current board’s actions (or lack thereof) and denied the stockholders their most fundamental right to elect a new board following the SEC’s action against the company.

6

Accordingly, Butcher requests that the Court order that:
1.	AMTO is required to hold a meeting of stockholders within sixty (60) days of this Court’s order;

2.	AMTO is required to mail a notice of meeting, substantially in the form attached hereto as Exhibit 4, signed by the President or Secretary of AMTO to all stockholders within ten (10) days of the Court’s Order;

3.	The record date for the meeting is the date of the Court’s Order;

4.	Within three (3) days of the Court’s Order, AMTO’s transfer agent, Nevada Agency and Transfer Company (“NATC”), is required to provide to AMTO and Butcher a list of all stockholders in AMTO with the stockholders’ contact information as of the record date;

5.	NATC is appointed as the independent inspector of election for this election of AMTO’s board of directors. As inspector of election, NATC shall (1) ascertain the number of voting securities of AMTO and the voting power of each; (2) determine the number of voting securities represented at the meeting to elect directors and the validity of proxies or ballots; (3) count all votes and ballots; (4) determine any challenges made to any determination made by NATC; and (5) certify the determination of the number of voting securities represented at the meeting to elect directors and the count of all votes and ballots.
///
///
///

7

III. CONCLUSION
As all of the requirements of NRS 78.345 are satisfied, and as equity requires that this Court order AMTO to call a meeting of stockholders so they may elect new directors, Butcher respectfully petitions this Court for a Writ of Mandate pursuant to NRS 78.345 ordering the relief set forth above. Given the Board of Directors of AMTO’s failure to maintain its federal securities registration and apparent plan to sell a primary asset, Butcher also respectfully requests that his instant Petition be heard on shortened time.
Dated this 26th day of August, 2010.

BROWNSTEIN HYATT FARBER SCHRECK
By:	/s/ Kirk B. Lenhard
Kirk B. Lenhard, Esq., Bar No. 1437
Clark V. Vellis, Esq., Bar No. 5533 Jeffrey S. Rugg, Esq., Bar No. 10978 100 North City Parkway, Suite 1600 Las Vegas, Nevada 89106 Attorneys for Applicant Dr. Bruce Butcher

8

CERTIFICATE OF SERVICE
I certify that I am an employee of Brownstein Hyatt Farber Schreck, LLP, and that on this 26th day of August, 2010, I hand delivered and caused to be sent via United States Mail, postage prepaid, a true and correct copy of the above and foregoing PETITION OF APPLICANT DR. BRUCE BUTCHER FOR WRIT OF MANDATE PURSUANT TO NRS 78.345 ORDERING ELECTION OF DIRECTORS FOR RESPONDENT ADVANCED MINERAL TECHNOLOGIES, INC. ON ORDER SHORTENING TIME properly addressed to the following:
Advanced Mineral Technologies, Inc.
c/o Nevada Agency and Transfer Company
50 West Liberty Street, Suite 880
Reno, Nevada 89501
Nevada Registered Agent for Advanced
Mineral Technologies, Inc.

/s/ Clark Vellis
An Employee of Brownstein Hyatt Farber Schreck, LLP

9

[Exhibit List for Exhibit 1 to Schedule 13D]
Exhibit 1 — Bylaws of Advanced Mineral Technologies, Inc. f/k/a O’Hara Resources Ltd. (Omitted)
Exhibit 2 — Affidavit of Dr. Bruce Butcher (Attached)
Exhibit 2A — Order of Securities and Exchange Commission “de-registering” AMTO Common Stock under the Securities Exchange Act of 1934 (See Exhibit B to this Schedule 13D)
Exhibit 3 — Proposed Writ of Mandate (Attached)
Exhibit 4 — Proposed Notice of Annual Meeting of Stockholders (Attached)
Exhibit 5 — Excerpt from Corporate Records of the Secretary of State of the State of Nevada regarding Advanced Mineral Technologies, Inc. (Omitted)

10

EXHIBIT 2
EXHIBIT 2

11

AFFIDAVIT OF DR. BRUCE BUTCHER

STATE OF WASHINGTON	)
	)	ss.
COUNTY OF KING	)
I, Dr. Bruce Butcher, being first duly sworn, deposes and states as follows:
1. I make this affidavit in support of my Petition for Writ of Mandate Pursuant to NRS 78.345 Ordering Election of Directors for Respondent Advanced Mineral Technologies, Inc. and Order Shortening Time (the “Petition”). I have personal knowledge of the facts set forth below, unless stated upon information and belief, and if called upon to do so, am competent to testify thereto.
2. I am a stockholder of Advanced Mineral Technologies, Inc. (“AMTO”), holding stock sufficient to entitle me to exercise at least 15 percent of the voting power of AMTO.
3. AMTO has failed to elect directors within 18 months after its last election of directors, despite multiple requests by me to hold such an election.
4. Upon information and belief, AMTO’s incumbent directors now plan to sell some or all of a primary asset of AMTO, namely, a majority ownership interest in XS Platinum, Ltd. (“XSP”), and said sale of AMTO’s interest in XSP (the “Interest”) appears to be imminent.
5. Upon information and belief, a sale of the Interest will cause irreparable injury to AMTO and its stockholders, and any such sale of the Interest would constitute waste and an egregious breach of AMTO’s incumbent directors’ fiduciary duties to AMTO and its stockholders.
6. On April 9, 2010, the Securities and Exchange Commission issued an order revoking the registration of each class of AMTO’s securities registered pursuant to Section 12 of the Securities Exchange Act of 1934. A true and correct copy of the SEC’s April 9, 2010 Order is attached hereto as Exhibit A.

/s/ Dr. Bruce Butcher
DR. BRUCE BUTCHER
SUBSCRIBED AND SWORN to
before me this 19th day of August, 2010.

/s/ Connie B. Cox Notary Public	[Sealed by Notary — State of Washington]

12

EXHIBIT 3
EXHIBIT 3

13

Kirk B. Lenhard, Esq., Bar No. 1437
klenhard@bhfs.com
Clark V. Vellis, Esq., Bar No. 5533
cvellis@bhfs.com
Jeffrey S. Rugg, Esq., Bar No. 10978
jrugg@bhfs.com
BROWNSTEIN HYATT FARBER SCHRECK, LLP
100 North City Parkway, Suite 1600
Las Vegas, NV 89106-4614
Telephone: (702) 382-2101
Attorneys for Applicant Dr. Bruce Butcher
IN THE SECOND JUDICIAL DISTRICT COURT OF
THE STATE OF NEVADA IN AND FOR THE
COUNTY OF WASHOE

DR. BRUCE BUTCHER, an individual stockholder,	)	Case No.
	)	Dept. No.
)
Applicant,	)
vs.	)	Hearing Date:
	)	Hearing Time:
ADVANCED MINERAL TECHNOLOGIES,	)
INC., a Nevada corporation,	)
)
Respondent.	)
)
)
)
WRIT OF MANDATE ON PETITION OF APPLICANT DR. BRUCE BUTCHER
PURSUANT TO NRS 78.345 ORDERING ELECTION OF DIRECTORS
FOR RESPONDENT ADVANCED MINERAL TECHNOLOGIES, INC.
The Petition of Applicant Dr. Bruce Butcher for a Writ of Mandate Pursuant to NRS 78.345 Ordering Election of Directors for Respondent Advanced Mineral Technologies, Inc. (the “Petition”) having come on for a hearing on shortened time before this court on                     , 2010, at                     :                      .m., based upon the same, the Opposition thereto, and the arguments of counsel, and good cause appearing, the Court finds that the Petition satisfies the requirements of NRS 78.345. Specifically, the Court finds that Applicant Dr. Bruce Butcher (“Butcher”) is a stockholder of Respondent Advanced Mineral Technologies, Inc. (“AMTO”) holding stock sufficient to entitle him to exercise at least 15 percent of the voting power in AMTO; AMTO has failed to elect directors within 18 months after the last election of directors required by NRS 78.330; Butcher gave notice of the Petition to AMTO at its Nevada registered office in Washoe County; and AMTO should thus be compelled to hold an election of directors.

14

Therefore:
IT IS HEREBY ORDERED that the Petition is GRANTED;
IT IS FURTHER ORDERED that AMTO is required to hold a meeting of stockholders for the purpose of electing directors within sixty (60) days of this Order;
IT IS FURTHER ORDERED that AMTO is required to mail a notice of meeting, substantially in the form attached to the Petition as Exhibit 4, signed by the President or Secretary of AMTO to all stockholders within ten (10) days of this Order;
IT IS FURTHER ORDERED that the record date for the meeting is the date of this Order;
IT IS FURTHER ORDERED that, within three (3) days of this Order, AMTO’s transfer agent, Nevada Agency and Transfer Company (“NATC”), is required to provide to AMTO and Butcher a list of all stockholders in AMTO with the stockholders’ contact information as of the record date;
///
///
///
///
///

15

IT IS FURTHER ORDERED that NATC is appointed as the independent inspector of election for this election of AMTO’s board of directors. As inspector of election, NATC shall (1) ascertain the number of voting securities of AMTO and the voting power of each; (2) determine the number of voting securities represented at the meeting to elect directors and the validity of proxies or ballots; (3) count all votes and ballots; (4) determine any challenges made to any determination made by NATC; and (5) certify the determination of the number of voting securities represented at the meeting to elect directors and the count of all votes and ballots.
DATED this _____ day of _____, 2010.

SECOND JUDICIAL DISTRICT COURT JUDGE
Respectfully Submitted By:
BROWNSTEIN HYATT FARBER SCHRECK, LLP

Kirk B. Lenhard, Esq., Bar No. 1437
Clark V. Vellis, Esq., Bar No. 5533
Jeffrey S. Rugg, Esq., Bar No. 10978
100 North City Parkway, Suite 1600
Las Vegas, Nevada 89106
Attorneys for Applicant Dr. Bruce Butcher

16

EXHIBIT 4
EXHIBIT 4

17

Advanced Mineral Technologies, Inc.
Route 1 Box 1092
Fairfield, ID 83327
NOTICE OF MEETING OF STOCKHOLDERS
IN LIEU OF ANNUAL MEETING
TO BE HELD                     , 2010
To the stockholders of Advanced Mineral Technologies, Inc.:
NOTICE IS HEREBY GIVEN that the Second Judicial District Court of the State of Nevada of and for the County of Washoe (the “Court”) has ordered that a meeting of stockholders of Advanced Mineral Technologies, Inc. (the “Company”), in lieu of the Company’s annual meeting, be held on                     , 2010 at 11:00 a.m. local time at the offices of the Nevada Agency and Transfer Company, 50 West Liberty Street, Suite 880, Reno, Nevada, for the following purposes:
1. To elect directors to the Company’s Board of Directors; and
2. To transact any other business that may properly be presented at the meeting or any adjournment thereof.
Pursuant to NRS 78.345, the Court ordered that a meeting be held upon application of Dr. Bruce Butcher, a stockholder holding Company stock entitling him to exercise at least 15% of the voting power of the Company. Dr. Butcher petitioned the Court to order the Company to hold a meeting of stockholders at which directors were to be elected because the Company had failed to elect directors for at least eighteen (18) months.
The Court has set                     , 2010 [the date of the Court order] as the record date for the meeting. If you were a stockholder of record at the close of business on such date, you are entitled to notice of and to vote at this meeting in lieu of the annual meeting. A complete list of the Company’s stockholders will be open for examination by any stockholder of record at the Company’s principal offices, located at Fairfield, Idaho, and at the office of The Nevada Agency and Transfer Company, the Company’s transfer agent, located at 50 West Liberty Street, Suite 880, Reno, Nevada (the “Transfer Agent”), for proper purposes, during ordinary business hours, for a period of ten days before the meeting. The list will also be available for examination by any stockholder of record present at the meeting. The meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting unless a new record date is set for the adjourned meeting, in which case notice of the adjourned meeting must be given to the stockholders of record as of the new record date.
The Court has appointed the Transfer Agent as the inspector of election for the meeting. The inspector or inspectors shall (i) ascertain the number of voting securities of the Company outstanding and the voting power of each; (ii) determine the number of voting securities represented at the meeting and the validity of proxies or ballots; (iii) count all votes and ballots; (iv) determine any challenges made to any determination made by the inspector of election; and (v) certify the determination of the number of voting securities represented at the meeting and the count of all votes and ballots.
Stockholders may vote in person or by proxy at the meeting. Stockholders may participate in the meeting by means of telephone conference by calling the following telephone number:                     . Participation in the meeting via telephone conference in the manner described herein constitutes presence in person at the meeting.

18

All stockholders are cordially invited to attend this meeting ordered by the Court in lieu of the annual meeting.

Name:
Title:	[President][Secretary]
                    , 2010

19

Exhibit 2
BROWNSTEIN HYATT FARBER SCHRECK, LLP
100 North City Parkway, Suite 1600
Las Vegas, Nevada 89106-4614
(702) 382-2101

Kirk B. Lenhard, Esq., Bar No. 1437	FILED
klenhard@bhfs.com	Electronically
Clark V. Vellis, Esq., Bar No. 5533	09-27-2010:01:11:35 PM
cvellis@bhfs.com	Howard W. Conyers
Jeffrey S. Rugg, Esq., Bar No. 10978	Clerk of the Court
jrugg@bhfs.com	Transaction #1743157
BROWNSTEIN HYATT FARBER SCHRECK, LLP
100 North City Parkway, Suite 1600
Las Vegas, NV 89106-4614
Telephone: (702) 382-2101
Attorneys for Applicant Dr. Bruce Butcher
IN THE SECOND JUDICIAL DISTRICT COURT OF
THE STATE OF NEVADA IN AND FOR THE
COUNTY OF WASHOE

DR. BRUCE BUTCHER, an individual stockholder,	)	Case No. CV10-02568
	)	Dept. No. B6
)
Applicant,	)
vs.	)	Hearing Date:
	)	Hearing Time:
ADVANCED MINERAL TECHNOLOGIES, INC., a	)
Nevada corporation,	)
)
Respondent.	)
)
WRIT OF MANDATE ON PETITION OF APPLICANT DR. BRUCE BUTCHER
PURSUANT TO NRS 78.345 ORDERING ELECTION OF DIRECTORS
FOR RESPONDENT ADVANCED MINERAL TECHNOLOGIES, INC.
The Petition of Applicant Dr. Bruce Butcher for a Writ of Mandate Pursuant to NRS 78.345 Ordering Election of Directors for Respondent Advanced Mineral Technologies, Inc. (the “Petition”) having come on for a hearing on shortened time before this court on September 9, 2010, at 1:30 p.m., Applicant represented by Kirk B. Lenhard, Esq. and Clark V. Vellis, Esq. of Brownstein Hyatt Farber Schreck, LLP and Respondent represented by Charles Woodman, Esq., the Court having considered the Petition, the Opposition thereto, and the arguments of counsel, and the parties having advised the Court that Respondent is presently in the process of organizing an annual meeting, and the parties having provided the Court with other information following their discussions leading up to the hearing, and then good cause appearing, the Court finds that the Petition satisfies the requirements of NRS 78.345. Specifically, the Court finds that Applicant Dr. Bruce Butcher (“Butcher”) is a stockholder of Respondent Advanced Mineral Technologies, Inc. (“AMTO”) holding stock sufficient to entitle him to exercise at least 15 percent of the voting power in AMTO; AMTO has failed to elect directors within 18 months after the last election of directors required by NRS 78.330; Butcher gave notice of the Petition to AMTO at its Nevada registered office in Washoe County; and AMTO should thus be compelled to hold an election of directors.

Therefore:
IT IS HEREBY ORDERED that the Petition is GRANTED;
IT IS FURTHER ORDERED that the record date for the meeting is 21 business days after the date of the Order;
IT IS FURTHER ORDERED that AMTO is required to hold a meeting of stockholders for the purpose of electing directors no earlier than 10 days after the record date for the meeting nor later than 60 days after the record date of the meeting;
IT IS FURTHER ORDERED that AMTO is required to mail a notice of meeting, substantially in the form attached hereto as Exhibit “1”, signed by the President or the Secretary of AMTO, to all stockholders no less than 10 days prior to the date of the meeting of stockholders;
IT IS FURTHER ORDERED that no offering, sale or distribution of stock occur prior to the meeting, except by stipulation of the parties and order of the Court;
IT IS FURTHER ORDERED that, within three (3) days of the date of this Order, AMTO’s transfer agent, Nevada Agency and Transfer Company (“NATC”), is required to provide to AMTO and Butcher a list of all stockholders in AMTO with the stockholders’ contact information as of the record date;

2

IT IS FURTHER ORDERED that NATC is appointed as the independent inspector of election for this election of AMTO’s board of directors. As inspector of election, NATC shall (1) ascertain the number of voting securities of AMTO and the voting power of each; (2) determine the number of voting securities represented at the meeting to elect directors and the validity of proxies or ballots; (3) count all votes and ballots; (4) determine any challenges made to any determination made by NATC; and (5) certify the determination of the number of voting securities represented at the meeting to elect directors and the count of all votes and ballots.
DATED this 27th day of September, 2010.

/s/ Second Judicial District Court Judge

SECOND JUDICIAL DISTRICT COURT JUDGE
Respectfully Submitted By:
BROWNSTEIN HYATT FARBER SCHRECK, LLP

/s/ Clark Vellis Kirk B. Lenhard, Esq., Bar No. 1437
Clark V. Vellis, Esq., Bar No. 5533
Jeffrey S. Rugg, Esq., Bar No. 10978
100 North City Parkway, Suite 1600
Las Vegas, Nevada 89106

Attorneys for Applicant Dr. Bruce Butcher

3

Exhibit 3

FILED Electronically 11-01-2010:11:35:57 AM Howard W. Conyers Clerk of the Court Transaction # 1817047
2700
MARK WRAY, #4425
LAW OFFICES OF MARK WRAY
608 Lander Street
Reno, Nevada 89509
(775) 348-8877
(775) 348-8351 fax
Attorneys for Defendants
H. PHILIP CASH, GARY MASON,
CLETIUS ROGERS and BIL ZELENY
IN THE SECOND JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA
IN AND FOR THE COUNTY OF WASHOE
DR. BRUCE BUTCHER, an individual
stockholder,

Plaintiff,	Case No.CVl0-02568

vs.	Dept. B6
ADVANCED MINERAL TECHNOLOGIES,
INC., a Nevada corporation; H. PHILIP CASH,
an individual; GARY MASON, an individual;
CLETIUS ROGERS, an individual; BIL ZELENY,
an individual; RUSSELL D. KEELY,
an individual; and STANLEY KNOWLTON,
an individual,

Defendants.
/

ORDER FOR AMENDMENT OF WRIT OF MANDATE
The Court having issued a Writ of Mandate pursuant to NRS 78.345 on September 27, 2010, upon the Petition of Applicant Dr. Bruce Butcher, the writ having directed Respondent Advanced Mineral Technologies to conduct an annual shareholders meeting and setting forth other specific orders directed to Respondent and to Nevada Agency and Transfer Company (“NATCO”), and the Court having held a telephonic hearing on October 15, 2010 at which the Court ordered certain portions of the writ concerning NATCO to be dissolved, and Respondent having filed its motion for relief from certain other provisions in the writ, the Court convened a hearing at 1:30 p.m. on October 21, 2010, in Department 6 of the above-entitled Court, Applicant represented by his counsel, Kirk Lenhard and Jeffrey Rugg of Brownstein Hyatt Farber Schreck, LLP and Respondent represented by Charles Woodman and the members of the Respondent Board of Directors represented by Mark Wray.
The Court having considered the evidence presented and the arguments of counsel, for good cause shown,
IT IS HEREBY ORDERED that the Respondent’s motion is granted to the extent that the writ filed September 27, 2010 is ordered to be amended by withdrawing page 2, lines 19-20 and Page 2, line 25 through page 3, line 3.

/s/ Brent Adams
BRENT ADAMS
District Judge DATED: Nov. 1, 2010

2

FILED Electronically 11-01-2010:11:45:06 AM Howard W. Conyers Clerk of the Court Transaction # 1817083
1120
MARK WRAY, #4425
LAW OFFICES OF MARK WRAY
608 Lander Street
Reno, Nevada 89509
(775) 348-8877
(775) 348-8351 fax
Attorneys for Defendants
H. PHILIP CASH, GARY MASON,
CLETIUS ROGERS and BIL ZELENY
IN THE SECOND JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA
IN AND FOR THE COUNTY OF WASHOE
DR. BRUCE BUTCHER, an individual
stockholder,

Plaintiff,	Case No. CV10-02568

vs.	Dept. B6
ADVANCED MINERAL TECHNOLOGIES,
INC., a Nevada corporation; H. PHILIP CASH,
an individual; GARY MASON, an individual;
CLETIUS ROGERS, an individual; BIL ZELENY,
an individual; RUSSELL D. KEELY,
an individual; and STANLEY KNOWLTON,
an individual,

Defendants.
/

3

AMENDED WRIT OF MANDATE
Pursuant to this Court’s Order of Nov 1, 2010, the Writ of September 27, 2010, is hereby amended as follows:
IT IS HEREBY ORDERED that the Petition is GRANTED;
IT IS FURTHER ORDERED that the record date for the meeting is 21 business days after September 27, 2010, or October 26, 2010;
IT IS FURTHER ORDERED that AMTO is required to hold a meeting of stockholders for the purpose of electing directors no earlier than 10 days after the record date for the meeting nor later than 60 days after the record date of the meeting;
IT IS FURTHER ORDERED that AMTO is required to mail a notice of meeting, substantially in the form attached hereto as “Exhibit 1”, signed by the President or the Secretary of AMTO, to all stockholders no less than 10 days prior to the date of the meeting of stockholders;
IT IS FURTHER ORDERED that AMTO’s transfer agent, Nevada Agency and Transfer Company (“NATC”), is required to provide to AMTO and Butcher a list of all stockholders in AMTO with the stockholders’ contact information as of the record date.

/s/ Brent Adams
BRENT ADAMS
District Judge DATED: 11/1/10

4

INDEX OF EXHIBITS
1.	Notice of Annual Meeting of Shareholders

5

EXHIBIT 1

6

Advanced Mineral Technologies Inc.
Route 1, Box 1090
Fairfield, ID 83327
Notice of Annual Meeting of Shareholders
Dear Shareholder:
Notice is hereby given that the annual meeting of the shareholders of Advanced Mineral Technologies, Inc., a Nevada corporation, will be held at                     , located at                     , Reno, Nevada on Monday, 29 November 2010 at 2:00 pm.
The following business will be transacted at the meeting:
1.	Election of Board of Directors.

2.	To transact any other business that may properly be presented at the meeting or any adjournment thereof.
The record date for the meeting has been set as October 26, 2010. A complete list of stockholders will be open for examination by any stockholder of record at the Company’s principal offices in Idaho, as well as at the offices of the Company’s transfer agent, Nevada Agency and Trust, located at 50 West Liberty Street, Suite 880, Reno, Nevada, for a period of ten business days prior to the Annual Meeting. The list will also be available for examination by any stockholder present at the meeting. The meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting unless a new record date is set for the adjourned meeting, in which case notice of the adjourned meeting must be given to the stockholders of record as of the new record date.
Stockholders may vote in person or by proxy at the meeting. In the event that you are unable to attend this annual meeting, we are requesting that you execute and mail the enclosed form of proxy to the secretary of our company to the address listed on the proxy form, so that your shares may be regularly voted at the meeting.

H. Philip Cash
CEO and President
T: +1 916.207.2663 F: +1 208.264.2663
Route 1, Box 1090, Fairfield, ID 83327, USA

Exhibit 4
UNITED STATES OF AMERICA
Before the
SECURITIES AND EXCHANGE COMMISSION
SECURITIES EXCHANGE ACT OF 1934
Release No. 61880 / April 9, 2010
ADMINISTRATIVE PROCEEDING
File No. 3-13854

In the Matter of	ORDER INSTITUTING PROCEEDINGS,
MAKING FINDINGS, AND REVOKING
Advanced Mineral Technologies, Inc.,	REGISTRATION OF SECURITIES
PURSUANT TO SECTION 12(j) OF THE
Respondent.	SECURITIES EXCHANGE ACT OF 1934
I.
The Securities and Exchange Commission (“Commission”) deems it necessary and appropriate for the protection of investors that proceedings be, and hereby are, instituted pursuant to Section 12(j) of the Securities Exchange Act of 1934 (“Exchange Act”), against Advanced Mineral Technologies, Inc. (“AMTO” or “Respondent”).
II.
In anticipation of the institution of these proceedings, AMTO has submitted an Offer of Settlement (the “Offer”) which the Commission has determined to accept. Solely for the purpose of these proceedings and any other proceedings brought by or on behalf of the Commission, or to which the Commission is a party and without admitting or denying the findings herein, except as to the Commission’s jurisdiction over it and the subject matter of these proceedings, which are admitted, AMTO consents to the entry of this Order Instituting Proceedings, Making Findings, and Revoking Registration of Securities Pursuant to Section 12(j) of the Securities Exchange Act of 1934 (“Order”), and to the findings as set forth below.
III.
On the basis of this Order and the Respondent’s Offer, the Commission finds:
1. AMTO (CIK No. 830821) is a Nevada corporation located in Fairfield, Idaho with a class of securities registered with the Commission under Exchange Act Section 12. As of January 10, 2010, the common stock of AMTO was quoted on the Pink Sheets operated by Pink OTC Markets, Inc. (symbol AMTO), had nine market makers, and was eligible for the piggyback exception of Exchange Act Rule 15c2-l 1(f)(3). AMTO), had nine market makers, and was eligible for the piggyback exception of Exchange Act Rule 15c2-l 1(f)(3).

2. AMTO has failed to comply with Exchange Act Section 13(a) and Rules 13a-l and 13a-13 thereunder while its securities were registered with the Commission in that it has not filed any periodic reports for any fiscal period subsequent to the period ended January 31, 2007.
IV.
Section 12(j) of the Exchange Act provides as follows:
The Commission is authorized, by order, as it deems necessary or appropriate for the protection of investors to deny, to suspend the effective date of, to suspend for a period not exceeding twelve months, or to revoke the registration of a security, if the Commission finds, on the record after notice and opportunity for hearing, that the issuer of such security has failed to comply with any provision of this title or the rules and regulations thereunder. No member of a national securities exchange, broker, or dealer shall make use of the mails or any means or instrumentality of interstate commerce to effect any transaction in, or to induce the purchase or sale of, any security the registration of which has been and is suspended or revoked pursuant to the preceding sentence.
In view of the foregoing, the Commission deems it necessary and appropriate for the protection of investors to impose the sanction specified in Respondent’s Offer.
Accordingly, it is hereby ORDERED, pursuant to Section 12(j) of the Exchange Act, that registration of each class of AMTO’s securities registered pursuant to Section 12 of the Exchange Act be, and hereby is, revoked.
By the Commission.

/s/ Elizabeth M. Murphy
Elizabeth M. Murphy
Secretary

2

Exhibit 5
BROWNSTEIN HYATT FARBER SCHRECK, LLP
100 North City Parkway, Suite 1600
Las Vegas, Nevada 89106-4614
(702) 382-2101

$1425	FILED
Kirk B. Lenhard, Esq., Bar No. 1437	Electronically
klenhard@bhfs.com	09-24-2010:11:56:48 AM
Clark V. Vellis, Esq., Bar No. 5533	Howard W. Conyers
cvellis@bhfs.com	Clerk of the Court
Jeffrey S. Rugg, Esq., Bar No. 10978	Transaction #1740464
jrugg@bhfs.com
BROWNSTEIN HYATT FARBER SCHRECK, LLP
100 North City Parkway, Suite 1600
Las Vegas, NV 89106-4614
Telephone: (702) 382-2101

Attorneys for Plaintiff, Dr. Bruce Butcher
IN THE SECOND JUDICIAL DISTRICT COURT OF
THE STATE OF NEVADA IN AND FOR THE
COUNTY OF WASHOE

DR. BRUCE BUTCHER, an individual stockholder,	)	Case No. CV 10 02568
	)	Dept. No. 9
)
Plaintiff,	)	(exempt from arbitration —equitable and
vs.	)	declaratory relief sought)
)
ADVANCED MINERAL TECHNOLOGIES, INC., a Nevada corporation, H. PHILIP CASH, an individual, GARY MASON, an individual, CLETIUS ROGERS, an individual, BIL ZELENY, an individual, RUSSELL D. KEELY, an individual, and STANLEY KNOWLTON, an individual,
)
	)	(BUSINESS COURT)
)
	)	VERIFIED STOCKHOLDER DERIVATIVE
	)	COMPLAINT
)
)
)
)
Defendants.
Plaintiff Dr. Bruce Butcher (“Dr. Butcher”), by and through his undersigned counsel, as a stockholder of Defendant, Advanced Mineral Technologies, Inc. (“AMTO”), hereby submits this Verified Stockholder Derivative Complaint against AMTO, its officers and directors (H. Philip Cash (“Cash”), Gary Mason (“Mason”), Cletius Rogers (“Rogers”) and Bil Zeleny (“Zeleny”))(1) and Russell D. Keely (“Keely”) and Stanley Knowlton (“Knowlton”).(2)

(1)	Collectively, Cash, Mason, Rogers and Zeleny are referred to as the “D&O Defendants.”

(2)	Collectively, Keely and Knowlton are referred to as the “Preferred Stock Defendants.”

NATURE AND SUMMARY OF THE ACTION
1. Apparently for several years, and certainly for more than the past 18 months and increasingly over the past year, the D&O Defendants, in their individual capacities and as officers and directors of AMTO, have denied AMTO’s stockholders their fundamental rights to elect a Board of Directors comprised of persons who will represent the interests of AMTO and its stockholders and have attempted to entrench and enrich themselves at the expense of AMTO and its stockholders. Their self-interested and improper acts include: the creation of preferred stock in violation of AMTO’s Articles of Incorporation and Nevada law; the issuance of those preferred shares to Cash — AMTO’s President, CEO and a Director — and Zeleny — AMTO’s Chief Financial Officer; the issuance of additional common stock to Cash and Zeleny and the issuance of additional preferred stock to the Preferred Stock Defendants, who, upon information and belief, are acting in concert with the D&O Defendants; the artificial undervaluation of AMTO’s assets; paying compensation to Cash and Zeleny for services at inflated and unreasonable rates; a 1-for-3 reverse stock split without stockholder approval in violation of Nevada law; providing inaccurate information and making material omissions in AMTO’s filings with the Nevada Secretary of State and the Securities and Exchange Commission (“SEC”); the failure to hold an annual meeting and election of directors for at least 18 months (and perhaps as long as six years); constituting the AMTO Board with less than the number of directors required by AMTO’s Bylaws; the filing of amendments to AMTO’s Articles of Incorporation without the requisite stockholder approval in violation of Nevada law; causing the preparation and publication of inaccurate, false and misleading financial statements (including the notes thereto); and the failure to make required SEC filings resulting, among other things, in the de-registration of AMTO’s securities by the SEC.

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2. Dr. Butcher is a stockholder of AMTO and has objected to and continues to object to the actions taken by AMTO and the D&O Defendants to entrench and enrich the D&O Defendants and the Preferred Stock Defendants. For example, in early June 2010, after learning that AMTO’s directors had authorized the issuance of preferred stock with voting rights of two votes per share to Cash and Zeleny in direct violation of AMTO’s Articles of Incorporation and Nevada law, Dr. Butcher stated his objection to this improper issuance of preferred stock. Following Dr. Butcher’s objection, the AMTO Board canceled the April 2010 issuance of preferred stock to Cash and Zeleny. Shortly after this cancellation, however, the D&O Defendants purported to issue common stock to Cash and Zeleny. Subsequently, without the required stockholder approval and without informing Dr. Butcher, the D&O Defendants also purported to amend AMTO’s Articles of Incorporation to give themselves blank check authorization to issue preferred stock and again attempted to designate preferred stock with, among other things, voting rights of two votes per share. Again the preferred stock was issued to Cash and Zeleny and this time preferred stock was also issued to the Preferred Stock Defendants. None of this stock (either preferred or common) was issued for a proper purpose or valid consideration and the stock was incorrectly valued based on the D&O Defendants purposeful undervaluation of one of AMTO’s primary assets. The obvious intent of the amendment of the Articles of Incorporation (without the required stockholder approval), the establishment and issuance of the preferred stock and the issuance of common stock without proper consideration or valuation was to entrench the D&O Defendants as the officers and directors of AMTO and dilute the interests of Dr. Butcher and the other stockholders of AMTO while also preventing Dr. Butcher and the other stockholders of AMTO from voting for a new Board of Directors or participating in the decision of whether to adopt or reject any amendment of AMTO’s Articles of Incorporation.
3. In sum, this is a stockholder derivative action brought pursuant to NRS 41.520 by a stockholder of AMTO on behalf of AMTO and all of its stockholders against its officers and directors and other individuals acting in concert with them for violations of state law, including breaches of their fiduciary duties, unjust enrichment and waste of corporate assets. Additionally, Dr. Butcher seeks declaratory relief invalidating the improper acts of AMTO and the D&O Defendants.

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PARTIES
4. AMTO is a Nevada corporation with its headquarters in the state of Idaho. AMTO’s registered agent is located in Reno, Nevada. AMTO was initially incorporated on March 1, 1990, under the name O’Hara Resources Ltd. AMTO is primarily engaged in limited, early stage exploration activities at a single mining site in British Columbia, Canada and it holds a material equity investment in XSP Platinum Ltd. (“XSP”). XSP, a Jersey, Channel Islands corporation, is primarily focused on conducting mining operations at the Platinum Creek Mine, located near Platinum, Alaska, from which it produces and sell platinum.
5. Cash is an individual and citizen of Idaho. At all relevant times, Cash has been Chief Executive Officer, President and a Director of AMTO.
6. Rogers is an individual and citizen of California. At all relevant times, Rogers has been a Director of AMTO.
7. Mason is an individual and citizen of California. At all relevant times, Mason has been a Director of AMTO.
8. Zeleny is an individual and citizen of Arizona. At all relevant times, Zeleny has been the Chief Financial Officer of AMTO.
9. Keely is an individual and citizen of California.
10. Knowlton is an individual and citizen of Arizona.
11. Dr. Butcher is an individual and citizen of the country of Australia. At all relevant times, Dr. Butcher has been an owner and holder of AMTO common stock.
DUTIES OF THE D&O DEFENDANTS
12. By reason of their positions as officers, directors and/or fiduciaries of AMTO and because of their ability to control the business and corporate affairs of AMTO, the D&O Defendants owed AMTO and its stockholders fiduciary obligations of loyalty, good faith and due care, and were and are required to use their utmost ability to control and manage AMTO in a fair, just, honest and equitable manner. The D&O Defendants were and are required to act in furtherance of the best interests of AMTO and its stockholders so as to benefit all stockholders equally and not in furtherance of the D&O Defendants’ personal interests or benefit or to the benefit of the Preferred Stock Defendants.

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13. Each director and officer of AMTO owes to AMTO and its stockholders the fiduciary duty to exercise good faith and diligence in the administration of the affairs of AMTO and in the use and preservation of its property and assets, and the highest obligations of fair dealing.
14. The D&O Defendants, because of their position of control and authority as directors and/or officers of AMTO, were able to and did, directly and/or indirectly, exercise control over the wrongful acts complained of herein. Because of their advisory, executive, managerial and directorial positions with AMTO, each of the D&O Defendants had access to non-public information about the financial condition, assets and operations of AMTO. Upon information and belief, because of their dealings with the D&O Defendants, the Preferred Stock Defendants also had access to material, non-public information about the financial condition, assets and operations of AMTO.
15. At all times relevant hereto, each of the D&O Defendants was the agent of each of the other D&O Defendants and of AMTO, and was at all times acting within the scope of such agency. Upon information and belief, at all relevant times the Preferred Stock Defendants were acting in concert with the D&O Defendants.
16. To properly exercise their fiduciary duties to AMTO and its stockholders, the D&O Defendants were required to exercise reasonable and prudent supervision over the management, policies, practices and controls of the financial affairs of AMTO. By virtue of such duties, the D&O Defendants were required to, among other things:
a)	refrain from acting upon material inside corporate information to benefit themselves or those working in concert with them;
b)
ensure that AMTO complied with its legal obligations and requirements, including acting only within the scope of its legal authority and disseminating truthful, accurate and complete statements to the Nevada Secretary of State and the SEC;

c)	conduct the affairs of AMTO in an efficient, business-like manner so as to make it possible to provide the highest quality performance of its business, and to avoid wasting AMTO’s assets;

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d)
remain informed as to how AMTO conducted its operations, and, upon receipt of notice or information of imprudent or unsound conditions or practices, make reasonable inquiry and take into account all relevant information provided or offered to them in connection therewith, and take steps to correct such conditions or practices and make such disclosures as necessary to comply with federal and state securities laws;

e)
comply with the Articles of Incorporation, Bylaws and AMTO’s other fundamental corporate documents including by maintaining a properly constituted Board of Directors and holding an annual meeting of stockholders; and

f)	ensure that AMTO was operated in a diligent, honest and prudent manner in compliance with all applicable laws, rules and regulations.
17. Each D&O Defendant, by virtue of his position as a director and/or officer, owed to AMTO and to its stockholders the fiduciary duties of loyalty, good faith and the exercise of due care and diligence in the management and administration of the affairs of AMTO, as well as in the valuation, use and preservation of its property and assets. The conduct of the D&O Defendants complained of herein involves a knowing and culpable violation of their obligations as directors and/or officers of AMTO, the absence of good faith on their part, and a reckless disregard for their duties to AMTO and its stockholders that the D&O Defendants were aware or should have been aware were improper, constituted entrenchment, and posed a risk of serious injury to AMTO. The conduct of the D&O Defendants who were also officers and/or directors of AMTO during the relevant time period has been done with the imprimatur of the remaining D&O Defendants who collectively comprised all of AMTO’s Board of Directors during the relevant time period.

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THE INDIVIDUAL DEFENDANTS BREACHED THEIR FIDUCIARY DUTIES
18. The D&O Defendants breached their duties of due care, loyalty and good faith by allowing or causing AMTO to, among other things:
a)
have its registration of securities revoked by the SEC on April 9, 2010, because AMTO failed to comply with the Securities Exchange Act of 1934 in that it had not filed any annual or other periodic reports for any fiscal period subsequent to the period ended January 31, 2007;

b)	fail to hold an annual meeting of stockholders as required by its Bylaws and Nevada law for a period greater than eighteen months;
c)
maintain a Board of Directors with less than the fixed number of Directors required by AMTO’s Bylaws and undertake the other actions described in this paragraph without the authority reserved for a properly constituted Board of Directors and/or a vote of AMTO’s stockholders properly noticed by a properly constituted Board of Directors;

d)
on or about April 2, 2010, establish a new series of preferred stock, in violation of AMTO’s Articles of Incorporation and Nevada law, with voting rights of two votes per share, among other rights and preferences;

e)
on or about April 5, 2010, issue 31,000,000 shares of the improperly created preferred stock to Cash and 9,000,000 shares of the preferred stock to Zeleny. The purported consideration for the D&O Defendants’ issuance of the improperly created preferred stock to Cash and Zeleny was the cancellation of debt for wages and loans;(3)

f)	in June 2010, issue common stock to Cash and Zeleny for inadequate consideration and/or for an improper purpose;

(3)
The April 2010 designation of preferred stock in violation of AMTO’s Articles of Incorporation and the issuance of the preferred stock to Cash and Zeleny were ultimately cancelled, but only after Dr. Butcher stated his objections to the Board.

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g)
on or about July 15, 2010, file a Form 10 Registration Statement under the Securities Exchange Act of 1934 seeking to re-register with the SEC that contained numerous misrepresentations including, but not limited to, (i) its assertions that Cash is an officer of XSP and (ii) that the XSP shares owned by AMTO have a value of $0.00. The Form 10 also contained inaccurate and materially false and misleading financial statements (including the notes thereto) and omissions, which, among other things, failed to disclose the nature of the transaction pursuant to which AMTO acquired the XSP shares, to disclose the valuable assets and claims it transferred in consideration for those shares, and to properly set forth the asset value of the XSP shares held by AMTO. Also, in filing the materially false and misleading Form 10, the D&O Defendants caused AMTO not to consult with or seek the consent of Dr. Butcher or any other officer or director of XSP regarding the representations in the Form 10 regarding XSP and to ignore the information provided to the D&O Defendants by Dr. Butcher, supported by the opinions of experts in the mining industry, concerning the assets underlying the value of the XSP shares held by AMTO;

h)
on or about August 26, 2010, establish a new series of preferred stock, in violation of AMTO’s Articles of Incorporation and Nevada law and without the requisite stockholder approval, with voting rights of two votes per share, among other rights and preferences;

i)
on or about August 26, 2010, file a Certificate of Designation with the Nevada Secretary of State which purports to have an effective date of August 11, 2010. Under Nevada law, a Certificate of Designation cannot have an effective date earlier than the date the Certificate is filed. Additionally, AMTO and the D&O Defendants did not have stockholder approval to create the new series of preferred stock which is the subject of the Certificate of Designation; therefore, the D&O Defendants caused AMTO to provide false information to the Nevada Secretary of State and the public regarding AMTO;

j)
issue the improperly created preferred stock to Cash and Zeleny as of August 11, 2010 and to the Preferred Stock Defendants as of August 31, 2010 all at purchase prices that failed to adequately reflect the true value of an investment in AMTO (and through AMTO, in XSP) and/or for an improper purpose;

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k)
on or about August 30, 2010, file a Certificate of Amendment with the Nevada Secretary of State attaching Amended and Restated Articles of Incorporation for AMTO. The Certificate of Amendment falsely asserts that the Amended and Restated Articles of Incorporation was approved by “greater than 50%” of the voting power of the stockholders of AMTO. Dr. Butcher received no notice of a stockholders’ meeting and believes that no stockholders’ meeting was held and no vote was properly taken regarding the Amended and Restated Articles of Incorporation. Additionally, the Amended and Restated Articles of Incorporation were not properly adopted by written consent as, pursuant to AMTO’s Bylaws, such written consent would have required the unanimous consent of all stockholders and Dr. Butcher neither gave his consent nor was he asked to do so. Accordingly, the Certificate of Amendment was fraudulently filed with the Nevada Secretary of State and contains false statements;

l)
claim an effective date of August 11, 2010 on the Certificate of Amendment filed with the Nevada Secretary of State on August 30, 2010. Pursuant to Nevada law, a Certificate of Amendment cannot have an effective date earlier than the date it was filed. Thus, the D&O Defendants again caused AMTO to provide false information to the Nevada Secretary of State and the public regarding AMTO;

m)
as part of the purported Amended and Restated Articles of Incorporation, all without the requisite stockholder approval (i) authorize the establishment or designation of a series of preferred stock, (ii) increase the authorized common stock of AMTO so that additional shares could be issued and current stockholders further diluted, (iii) approve a 1-for-3 reverse stock split,(4) (iv) empower the Board with blank check authorization to issue preferred stock and the authority to designate the rights, preferences and privileges, etc. of the preferred stock without stockholder approval, (v) change the requirements of unanimous written consent in the absence of a stockholder meeting to majority written consent, (vi) limit the liability of AMTO’s officers and directors and authorize AMTO to indemnify the officers and directors to the fullest extent permitted by Nevada law, (vii) change the required number of directors to a range of one to 15, and (viii) permit the Board to amend AMTO’s Bylaws without stockholder approval; and

(4)	The purported reverse stock split also violated NRS 78.2055.

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n)
on or about August 30, 2010 and September 7, 2010, file amendments to the previously filed Form 10 with the SEC which contained additional misrepresentations and omissions including (i) omitting any reference to the purported amendments to AMTO’s charter and capital structure and (ii) failing to disclose the purported issuance of preferred stock to Cash and Zeleny and the Preferred Stock Defendants.

DR. BUTCHER OBJECTS TO THE IMPROPER ACTS THE D&O DEFENDANTS CAUSED AMTO TO
TAKE AND DEMANDS AMTO’S ACTS BE CANCELED OR CORRECTED
19. Dr. Butcher has demanded that AMTO and the D&O Defendants cancel or correct their improper acts. AMTO and the D&O Defendants have not complied with Dr. Butcher’s demands.
20. On June 4 and June 7, 2010, based on the information then available to him, Dr. Butcher wrote to the Directors of AMTO stating his objection to the April 2010 creation and issuance of preferred stock. Following Dr. Butcher’s objection, AMTO cancelled the April 2010 creation and issuance of preferred stock, but soon thereafter the D&O Defendants redoubled their efforts to entrench and enrich themselves by issuing common stock to themselves, improperly amending AMTO’s Articles of Incorporation and re-establishing and re-issuing preferred stock to Cash, Zeleny and the Preferred Stock Defendants. Thus, while Dr. Butcher’s June 2010 objections on their face caused AMTO and the D&O Defendants to cancel the April 2010 establishment and issuance of preferred stock, as detailed above, AMTO and the D&O Defendants simply did it again and added other improper acts.

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21. Based on the D&O Defendants’ then known improper acts (namely the April 2010 establishment and issuance of preferred stock and AMTO’s threat to sell its shares of XSP) and without knowledge that the D&O Defendants were secretly planning to amend AMTO’s Articles of Incorporation, without the required stockholder approval, and re-establish and re-issue the preferred stock and engage in other improper acts, on July 28, 2010, Dr. Butcher (through undersigned counsel) requested that the D&O Defendants resign and that AMTO appoint or hold elections for new Directors. The D&O Defendants did not comply with Dr. Butcher’s request.
22. On August 27, 2010, Dr. Butcher (through undersigned counsel) again wrote to the D&O Defendants and demanded that they cease violating the fiduciary duties they owe and owed to AMTO and its stockholders including Dr. Butcher. Dr. Butcher further demanded that AMTO hold a meeting of stockholders to elect new directors. In this letter, Dr. Butcher expressly outlined several of the improper acts of the D&O Defendants in violation of their fiduciary duties. The D&O Defendants did not respond to this letter, AMTO did not schedule a meeting of stockholders to elect new directors and, as detailed above, the D&O Defendants continued to violate the fiduciary duties they owed to AMTO and its stockholders.
OTHER ATTEMPTS BY DR. BUTCHER TO ADDRESS THE IMPROPER ACTS
CAUSED BY THE D&O DEFENDANTS
23. In addition to the objections and demands Dr. Butcher made to AMTO and the D&O Defendants, Dr. Butcher has sought appropriate statutory relief to address some of the D&O Defendants’ breaches of their fiduciary duties.
24. For example, on August 26, 2010, Dr. Butcher filed a Petition before this Court seeking to compel a meeting of AMTO’s stockholders pursuant to NRS 78.345. A hearing on Dr. Butcher’s Petition was held on September 9, 2010. At the hearing, it was determined that AMTO had failed in its obligation to its stockholders and that a meeting of stockholders was required at the earliest practicable date to elect new directors of AMTO. A proposed order on Dr. Butcher’s Petition is pending before the Court.

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25. Additionally, on September 3, 2010, Dr. Butcher issued written demands to AMTO pursuant to NRS 78.105 and NRS 78.257 seeking appropriate corporate books and records including AMTO’s stock ledger, Articles of Incorporation (with amendments), Bylaws (with amendments), and financial books and records. Collection of this information is still ongoing, but it is only as a result of these demands and Dr. Butcher’s monitoring of AMTO’s SEC filings that the D&O Defendants’ most recent breaches of fiduciary duty (as detailed above, including the issuance of invalidly designated and authorized preferred stock to Cash, Zeleny and the Preferred Stock Defendants) and the inaccurate, incomplete and misleading filings with the SEC were discovered.
COUNT I
Against AMTO and the D&O Defendants for Breach of Fiduciary Duty
26. Dr. Butcher incorporates by reference and re-alleges each and every allegation contained above, as though fully set forth herein.
27. The D&O Defendants owed and owe AMTO and its stockholders fiduciary obligations. By reason of their fiduciary relationships, the D&O Defendants owed and owe AMTO and its stockholders the highest obligation of good faith, fair dealing and duties of care and loyalty.
28. The D&O Defendants, and each of them, violated and breached their fiduciary duties of care and loyalty including by failing to act in good faith, make reasonable inquiry, or exercise oversight and supervision.
29. Each of the D&O Defendants had actual or constructive knowledge that they had caused AMTO to engage in improper acts including those detailed in Paragraph 18 above. These actions could not have been a good faith exercise of prudent business judgment to protect and promote AMTO’s corporate interests.
30. As a direct and proximate result of the D&O Defendants’ failure to perform their fiduciary obligations, AMTO has sustained significant damages. As a result of the misconduct alleged above, the D&O Defendants are liable to AMTO.

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COUNT II
Against AMTO and the D&O Defendants for Waste of Corporate Assets
31. Dr. Butcher incorporates by reference and re-alleges each and every allegation contained above, as though fully set forth herein.
32. As a result of the misconduct described above and by failing to act in the best interest of AMTO and its stockholders by using their power as directors and officers of AMTO to entrench and enrich themselves, the D&O Defendants have caused, and continue to cause, AMTO to incur unnecessary expenses, diminish its assets and improperly issue valuable stock for materially inadequate consideration.
33. As a result of the waste of corporate assets, the D&O Defendants are liable to AMTO for the value of the wasted corporate assets, including, but not limited to, all attorney’s fees and costs.
34. Dr. Butcher, on behalf of AMTO, has no adequate remedy at law.
COUNT III
Against the D&O Defendants and the Preferred Stock Defendants for Unjust Enrichment
35. Dr. Butcher incorporates by reference and re-alleges each and every allegation contained above, as though fully set forth herein.
36. By the wrongful acts and omissions of the D&O Defendants and the wrongful acts of the Preferred Stock Defendants taken in concert with the D&O Defendants, the D&O Defendants and the Preferred Stock Defendants were unjustly enriched at the expense of and to the detriment of AMTO and its stockholders.
37. Dr. Butcher, as a stockholder and representative of AMTO, seeks restitution from the D&O Defendants and the Preferred Stock Defendants, and each of them, and seeks an order of this Court disgorging all profits, benefits and other compensation obtained by these defendants (including, but not limited to, the rescission of the issuance of all preferred and improperly issued common stock), and each of them, as a result of the wrongful conduct and fiduciary breaches of the D&O Defendants and the wrongful acts of the Preferred Stock Defendants.
38. Dr. Butcher, on behalf of AMTO, has no adequate remedy at law.

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COUNT IV
Against AMTO and the D&O Defendants for Declaratory Relief
39. Dr. Butcher incorporates by reference and re-alleges each and every allegation contained above, as though fully set forth herein.
40. The D&O Defendants have breached their fiduciary duties to AMTO and its stockholders by, among other things, causing AMTO to engage in the acts detailed in Paragraph 18 above.
41. A ripe case and controversy now exists concerning the D&O Defendants’ breach of fiduciary duties and the wrongful acts of the Preferred Stock Defendants in concert with the D&O Defendants. This controversy is capable of and in need of prompt judicial declaration to resolve.
42. Dr. Butcher has satisfied all conditions precedent to filing this suit, and if not, those conditions have been waived or are futile.
43. Pursuant to NRS 30.040 and 050, Dr. Butcher, on behalf of AMTO, is entitled to declarations that:
a)	The D&O Defendants have breached their fiduciary duties to AMTO and its stockholders including Dr. Butcher;
b)
The Certificate of Amendment filed by AMTO on or about August 30, 2010 is invalid because (i) the purported amendments to AMTO’s Articles of Incorporation were not properly approved by AMTO’s stockholders and/or (ii) the purported amendments to AMTO’s Articles of Incorporation are not in the interests of AMTO but rather improperly serve merely to entrench and/or enrich the D&O Defendants. Additionally, even if valid, it should be declared that, pursuant to NRS 78.390(6), the effective date of the Certificate of Amendment is August 30, 2010 (the date it was filed) not August 11, 2010;

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c)
The Certificate of Designation filed by AMTO on or about August 26, 2010 is invalid because (i) the D&O Defendants did not have the power or authority to establish and issue the preferred stock which is the subject of the Certificate of Designation and/or (ii) the establishment of the preferred stock is not in the best interests of AMTO and its stockholders but rather improperly was created and issued to entrench and/or enrich the D&O Defendants;

d)
The AMTO Board of Directors was constituted in violation of AMTO’s Bylaws since it lacked the fixed number of directors required and, therefore, the acts of the Board of Directors during this deficiency were invalid including (i) AMTO’s issuance of common stock to Cash and Zeleny, (ii) AMTO’s filing of a Form 10 pursuant to the Securities Exchange Act of 1934 with the SEC, (iii) AMTO’s adoption of Amended and Restated Articles and a Certificate of Designation, and (iv) AMTO’s issuances of preferred stock to Cash, Zeleny and the Preferred Stock Defendants;

e)	The common stock issued to Cash and Zeleny in June 2010 was for materially inadequate consideration and/or an improper purpose; and
f)
The issuance of preferred stock to Cash, Zeleny and the Preferred Stock Defendants on or about August 30, 2010 was invalid since the preferred stock was not lawfully established and designated and since it was issued for materially inadequate consideration and/or for an improper purpose.

44. Dr. Butcher has been forced to retain counsel to prosecute this action and is thus entitled to an award of attorney’s fees and costs as provided at law.
///
///
///

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WHEREFORE Dr. Butcher prays for relief as follows:
Direct, incidental and consequential damages in an amount to be proven at trial;
Punitive and exemplary damages;
Restitution, rescission and an order requiring disgorgement of all profits, benefits and other compensation wrongfully obtained by the D&O Defendants and the Preferred Stock Defendants;
Declaratory relief as outlined in this Complaint;
For an award of attorney’s fees and costs; and
For any additional relief this Court deems just and proper.
Dated this 23rd day of September, 2010.

BROWNSTEIN HYATT FARBER SCHRECK

By:	/s/ Kirk B. Lenhard
Kirk B. Lenhard, Esq., Bar No. 1437
Clark V. Vellis, Esq., Bar No. 5533 Jeffrey S. Rugg, Esq., Bar No. 10978 100 North City Parkway, Suite 1600 Las Vegas, Nevada 89106

Attorneys for Plaintiff Dr. Bruce Butcher

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VERIFICATION

STATE OF WASHINGTON	)
	)	ss:
COUNTY OF KING	)
I, Dr. Bruce Butcher, state under oath that I have read the foregoing Verified Stockholder Derivative Complaint, know the contents thereof, and that the same is true and correct to the best of my knowledge and belief.

/s/ Dr. Bruce Butcher
Dr. Bruce Butcher

Subscribed and sworn to
before me this 23 day of September, 2010

/s/ Connie B. Cox	[Sealed by Notary — State of Washington]

Notary Public
Connie B. Cox
3956 S. Orcas St.
Seattle WA 98118
My commission expires 05/02/2014

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[Affirmation pursuant to NRS 239B.030 regarding the fact that the preceding document does not contain the social security number of any person is omitted.]

Exhibit 6
BROWNSTEIN HYATT FARBER SCHRECK, LLP
100 North City Parkway, Suite 1600
Las Vegas, Nevada 89106-4614
(702) 382-2101

2160	FILED
Kirk B. Lenhard, Esq., Bar No. 1437	Electronically
klenhard@bhfs.com	10-25-2010:12:05:18 PM
Clark V. Vellis, Esq., Bar No. 5533	Howard W. Conyers
cvellis@bhfs.com	Clerk of the Court
Jeffrey S. Rugg, Esq., Bar No. 10978	Transaction #1803877
jrugg@bhfs.com
BROWNSTEIN HYATT FARBER SCHRECK, LLP
100 North City Parkway, Suite 1600
Las Vegas, NV 89106-4614
Telephone: (702) 382-2101

Attorneys for Applicant Dr. Bruce Butcher
IN THE SECOND JUDICIAL DISTRICT COURT OF
THE STATE OF NEVADA IN AND FOR THE
COUNTY OF WASHOE

DR. BRUCE BUTCHER, an individual	)	Case No. CV 10 02568
stockholder,	)	Dept. No. 6
)
Plaintiff,	)	PLAINTIFF’S MOTION FOR
vs.	)	PARTIAL SUMMARY JUDGMENT
)
ADVANCED MINERAL TECHNOLOGIES,	)
INC., a Nevada corporation, H. PHILIP CASH,	)
an individual, GARY MASON, an individual,	)	Hearing Date:
CLETIUS ROGERS, an individual, BIL	)	Hearing Time:
ZELENY, an individual, RUSSELL D. KEELY, an	)
individual, and STANLEY KNOWLTON, an	)
individual,	)
)
Defendants.	)
Plaintiff Dr. Bruce Butcher (“Dr. Butcher”), by and through his undersigned counsel, files this Motion for Partial Summary Judgment (the “Motion”) seeking summary judgment granting him the declaratory relief sought in Paragraph 43, subparts (b), (c), (d)(i) and (f), of his Verified Stockholder Derivative Complaint (the “Complaint”), namely, declarations that the establishment and issuance of preferred stock in August 2010 and the issuance of common stock in June 2010 were improper and invalid.

This Motion is made pursuant to Nev. R. Civ. P. 56(a) and is supported by the Affidavits of Dr. Bruce Butcher and Jeffrey S. Rugg, the attached Memorandum of Points and Authorities and exhibits thereto, the papers and pleadings on file herein, and any oral argument this Court may choose to hear.
Dated this 22nd day of October, 2010.

BROWNSTEIN HYATT FARBER SCHRECK, LLP
By:	/s/ Jeffrey R. Rugg
Kirk B. Lenhard, Esq., Bar No. 1437
Clark V. Vellis, Esq., Bar No. 5533 Jeffrey S. Rugg, Esq., Bar No. 10978 100 North City Parkway, Suite 1600 Las Vegas, Nevada 89106 Attorneys for Plaintiff Dr. Bruce Butcher

2

MEMORANDUM OF POINTS AND AUTHORITIES
I. INTRODUCTION
Defendants H. Philip Cash (“Cash”), Gary Mason (“Mason”), Cletius Rogers (“Rogers”), and Bil Zeleny (“Zeleny”) (collectively, the “D&O Defendants”) caused nominal Defendant Advanced Mineral Technologies, Inc. (“AMTO”), without stockholder approval and in violation of Nevada law, to establish a new series of preferred stock with voting rights of two votes per share. The D&O Defendants caused AMTO to issue more than 16,000,000 shares of this preferred stock, totaling more than 32,000,000 votes, to Defendants Cash and Zeleny and Defendants Russell D. Keely and Stanley Knowlton (together, the “Preferred Stock Defendants”). Then, still without stockholder approval, the D&O Defendants attempted to amend AMTO’s governing documents to retroactively authorize their creation and issuance of preferred stock. All the while, AMTO’s Board of Directors (the “Board”) consisted of only three directors (Cash, Mason, and Rogers), even though AMTO’s Bylaws require five directors; this improperly constituted Board approved the issuance of 20,000,000 shares of common stock, amounting to an additional 20,000,000 votes, to Cash and Zeleny.
All of this was done while Dr. Butcher — AMTO’s largest individual stockholder — was demanding a meeting of AMTO’s stockholders to elect a new Board of Directors, as required by the Company’s Bylaws and Nevada law. In other words, at the same time Dr. Butcher was attempting to force the D&O Defendants to comply with their duties to hold corporate elections, the D&O Defendants were acting to transfer voting control of AMTO from its over 700 public stockholders to the D&O Defendants so that they could entrench themselves as AMTO’s officers and directors if and when such elections were held. With this Motion, Dr. Butcher seeks partial summary judgment and requests that this Court declare improper and invalid: (i) the designation of preferred stock; (ii) the issuances of preferred stock to Cash, Zeleny, and the Preferred Stock Defendants; (iii) the amendments to AMTO’s governing documents; and (iv) the issuance of common stock to Cash and Zeleny. Dr. Butcher seeks this relief in advance of the upcoming AMTO stockholders’ meeting.

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II. STATEMENT OF UNDISPUTED FACTS
1. On August 26, 2010, AMTO filed a Certificate of Designation (the “Designation”) with the Nevada Secretary of State.(1)
2. The Designation purported to establish a new series of AMTO preferred stock, designating 20,000,000 shares of Series A Convertible Preferred Stock (the “Preferred Stock”) with voting rights of two votes per share, among other rights and preferences. (Exhibit 1.)
3. AMTO’s Articles of Incorporation (the “Articles”),(2) do not include blank check authority allowing the Board to establish a new series of stock and to designate the rights, preferences, and privileges associated therewith in the absence of stockholder approval.
4. The Designation was filed without stockholder approval. (Affidavit of Dr. Bruce Butcher dated October 22, 2010 (“Butcher Aff.”) ¶¶ 3, 5; Exhibit 1.)
5. The Designation claims an “effective date” of August 11, 2010. (Exhibit 1)
6. D&O Defendants, as officers and directors of AMTO, caused AMTO to file the Designation and to undertake the acts which are the subject of the Designation.
7. Pursuant to the Designation, the D&O Defendants caused AMTO to issue 16,739,292 shares of the Preferred Stock purportedly established by the Designation to Cash and Zeleny and purported to pre-date these issuances to August 11, 2010.(3)
8. At two votes per share, this issuance of Preferred Stock purported to bestow upon Cash and Zeleny an additional 53,478,584 votes in connection with votes on any matter submitted to a stockholder vote, including, but not limited to, the election of AMTO’s directors. (Exhibits 1, 3.)

(1)	A true and accurate copy of the Designation is attached hereto as Exhibit 1. See Affidavit of Jeffrey S. Rugg dated October 14, 2010 (“Rugg Aff.”) ¶ 2.

(2)	See AMTO’s Articles, a true and accurate copy of which is attached hereto as Exhibit 2. As described more fully in the Complaint, AMTO was originally incorporated under the name, “O’Hara Resources Ltd.” See Rugg Aff. ¶ 3.

(3)	See AMTO’s Series A Convertible Preferred Stock Ledger, which was produced by Defendants, a true and accurate copy of which is attached hereto as Exhibit 3. See Rugg Aff. ¶ 4.

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9. AMTO also issued 150,000 shares of the improperly established Preferred Stock to the Preferred Stock Defendants and purported to date those issuances to August 31, 2010. (Exhibit 3.)
10. On August 26, 2010, Dr. Butcher filed a Petition for Writ of Mandate Pursuant to NRS 78.345 because AMTO had failed to hold a stockholders’ meeting to elect directors for more than 18 months. The Court granted the petition on September 27, 2010 and entered an order requiring AMTO to hold a meeting of stockholders for the purpose of electing directors; the Court further ordered that no offering, sale or distribution of stock occur prior to the meeting, except by stipulation of the parties and order of the Court.
11. On August 30, 2010, the D&O Defendants caused AMTO to file a Certificate of Amendment (the “Amendment”), with attached Amended and Restated Articles of Incorporation (the “A & R Articles”), with the Nevada Secretary of State.(4)
12. AMTO did not obtain the required stockholder approval prior to filing the Amendment. (Butcher Aff. ¶¶ 4 & 5; Exhibit 4.)
13. AMTO’s Bylaws require that notice of stockholder meetings be sent to “to each stockholder of record entitled to vote at such meeting.”(5)
14. Dr. Butcher received no notice of any meeting for the purpose of voting on the amendments. (Butcher Aff. ¶ 4.)
15. AMTO’s Bylaws provide that “[e]ach stockholder entitled to vote in accordance with the terms and provisions of the certificate of incorporation and these by-laws shall be entitled to one vote . . . .” (Exhibit 6 , art. II.9.)
16. Dr. Butcher never voted, nor was provided the opportunity to vote, on the amendments. (Butcher Aff. ¶ 4.)

(4)	True and correct copies of the Amendment and the A & R Articles are attached hereto as Exhibits 4 and 5, respectively. See Rugg Aff. ¶¶ 5, 6.

(5)	See Bylaws, a true and accurate copy of which are attached as Exhibit 6, at art. II.4. See Rugg Aff. ¶ 7.

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17. AMTO’s Bylaws provide that action may be taken without a stockholder meeting and vote “if a consent in writing, setting forth the action so taken, shall be signed by all of the stockholders entitled to vote with respect to the subject matter thereof.” (Exhibit 6, art II.11 (emphasis added).)
18. Dr. Butcher never provided, nor was he asked to provide, written consent approving the amendments. (Butcher Aff. ¶ 4.)
19. The Amendment, like the Designation, identifies its “effective date” as August 11, 2010. (Exhibit 4.)
20. The A & R Articles attached to the Amendment purport, among other things, to give AMTO’s Board blank check authority to issue preferred stock, including the Preferred Stock, and to designate the rights, preferences, and privileges associated with the stock in the absence of stockholder approval. (Exhibit 5.)
21. On July 15, 2010, AMTO filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form 10 (the “Form 10”) under the Securities Exchange Act of 1934, as amended, 15 U.S.C. § 78aa (the “Exchange Act”).(6)
22. The purpose of that filing was to re-register AMTO’s Common Stock under the Exchange Act.(7) (Exhibit 7, at 2.)
23. Amendments to the Form 10 were filed on August 30 and September 7, 2010, and the Form 10 became “effective” under the Exchange Act shortly thereafter.
24. AMTO’s Bylaws were filed with the SEC as an exhibit to the Form 10. (Exhibit 7, Item 14, Ex. 3.2.)
25. AMTO’s Bylaws require that “[t]he number of directors of the corporation shall be five.” (Exhibit 6, art. III.2.)

(6)	See Form 10 dated July 14, 2010 filed by AMTO with the SEC. A true and accurate copy of the Form 10 and amendments are attached hereto as Exhibit 7. (See Rugg Aff. ¶ 8.)

(7)	AMTO had been de-registered under the Exchange Act by Order of the SEC dated April 15, 2010 as a result of AMTO’s failure to meet any of its obligations to file and make publicly available annual and periodic reports required by the Exchange Act from July 30, 2007.

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26. AMTO’s current Board is comprised of only three directors — Cash, Rogers and Mason. (Exhibit 7, at Item 5.)
27. The By-laws also provide that, in the event there are fewer than five directors serving at any time, the then current Board can appoint directors to fill the vacancies at any time between meetings of AMTO’s stockholders at which directors are to be elected. (Exhibit 6, art. III.8.)
28. The AMTO Board of Directors has been comprised of fewer than five persons at all times following the election of Mason in September 2007. (Butcher Aff. ¶ 8.)
29. On June 11, 2010, AMTO’s three-member Board caused AMTO to issue 20,000,000 shares of common stock to Cash and Zeleny — 15,500,000 to Cash and 4,500,000 to Zeleny. (Exhibit 7, at Item 10.)
III. STANDARD OF REVIEW
“Summary judgment is appropriate and shall be rendered forthwith when the pleadings and other evidence on file demonstrate that no genuine issue as to any material fact remains and that the moving party is entitled to judgment as a matter of law.” Wood v. Safeway, 121 Nev. 724, 729, 121 P.3d 1026, 1029 (2005) (internal quotations omitted). Here, there is no genuine issue as to the material facts necessary to determine, as a matter of law, that (i) the Designation, (ii) the issuances of the Preferred Stock to Cash, Zeleny, and the Preferred Stock Defendants, (iii) the Amendment, (iv) the A & R Articles, and (v) the issuance of common stock to Cash and Zeleny on June 11, 2010, were improper and invalid. Dr. Butcher is entitled to summary judgment granting his request for declaratory relief on these limited issues.(8)

(8)	A plaintiff may seek summary judgment at any time after the expiration of 20 days following the commencement of his action. Nev. R. Civ. P. 56(a). Dr. Butcher’s Verified Complaint was filed on September 24, 2010, and he was therefore entitled to seek summary judgment at any time after October 14, 2010.

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IV. THE DESIGNATION, PREFERRED STOCK AND AMENDMENT ARE INVALID
A. Summary and Timeline
As detailed in the Statement of Undisputed Facts above, the filings before this Court and the argument below, the improper acts of AMTO regarding the Designation, Preferred Stock and Amendment at issue in this Motion are summarized as follows:

Date	Action	Defect(s)
Aug. 11, 2010	Issued Preferred Stock to Cash and Zeleny	• Preferred Stock was not properly established • issued before the effective date of the Designation
Aug. 26, 2010	Petition for Writ of Mandate Pursuant to NRS 78.345 filed by Dr. Butcher
Aug. 26, 2010	Filed Certificate of Designation purporting to have established the Preferred Stock with the effective date of August 11, 2010
•    violated AMTO’s Articles and Bylaws
•    violated NRS 78.390(1) by purporting provide special voting rights to the Preferred Stock without (i) the Board passing a resolution setting forth the proposed amendment(9) and calling for a vote of stockholders and (ii) a vote of AMTO’s stockholders (either by majority vote at a properly noticed stockholder’s meeting or unanimous written consent) approving the Designation or a proper amendment to the Articles
•    violated NRS 78.1955(5) by purporting to backdate the effective date for the establishment of the Preferred Stock to a date prior to the filing date of the Designation

Aug. 30, 2010	Filed Certificate of Amendment attaching Amended and Restated Articles of Incorporation with the effective date of August 11, 2010
•    violated NRS 78.390(1) by purporting to amend AMTO’s Articles of Incorporation without (i) the Board passing a resolution setting forth the proposed amendment and calling for a vote of stockholders and (ii) a vote of AMTO’s stockholders (either by majority vote at a properly noticed stockholder’s meeting or unanimous written consent) approving the Amended and Restated Articles of Incorporation
•    violated NRS 78.390(6) by purporting to backdate the effective date for the Amended and Restated Articles of Incorporation prior to the filing date of the Certificate of Amendment
•    used the improper Secretary of State form for filing Amended and Restated Articles

Aug. 31, 2010	Issued Preferred Stock to the Preferred Stock Defendants	• Preferred Stock was not properly established
Sept. 9, 2010	AMTO’s Opposition to Petition for Writ of Mandate filed
•    AMTO concedes that a stockholders’ meeting is overdue
•    AMTO fails to inform the Court and Dr. Butcher that AMTO has filed the Designation or Amendment each requiring a stockholders’ meeting and the Amendment purporting to have been approved by a majority of stockholders

Sept. 9, 2010	Hearing on Dr. Butcher’s Petition for Writ of Mandate
Sept. 27, 2010	Order Granting Dr. Butcher’s Petition for Writ of Mandate

(9)	While it is possible that the Board did pass a resolution, as discussed infra, it is undisputed the stockholders were not given the opportunity to vote nor did AMTO receive unanimous written consent in lieu of a stockholder vote.

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B. The Designation Is Improper and Invalid.
Nevada law requires that “the articles of incorporation must prescribe, or vest authority in the board of directors to prescribe, the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions, and relative rights of each class or series of stock.” NRS 78.195(1). AMTO’s Articles, however, do not give its board of directors blank check authority (i.e., the right to take action without stockholder approval) to prescribe or issue new classes or series of stock, or to prescribe the voting powers and preferences associated therewith. The D&O Defendants did not seek or obtain stockholder approval prior to filing the Designation. Because AMTO’s Articles did not give the Board blank check authority to designate preferred stock, and because the D&O Defendants did not obtain stockholder approval, the Designation was invalid under Nevada law.
If the Board had wanted to designate a new class of preferred stock, it would have first had either to seek stockholder approval or amend its Articles pursuant to NRS 78.385 and 78.390. No stockholder approval was obtained, and the mandate of NRS 78.390(1) is clear:
1. Except as otherwise provided in NRS 77.340,(10) every amendment to the articles of incorporation must be made in the following manner:
(a) The board of directors must adopt a resolution setting forth the amendment proposed and either call a special meeting of the stockholders entitled to vote on the amendment or direct that the proposed amendment be considered at the next annual meeting of the stockholders entitled to vote on the amendment.

(10)	NRS 77.340 deals with a change of registered agent and therefore does not apply here.

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(b) At the meeting, of which notice must be given to each stockholder entitled to vote pursuant to the provisions of this section, a vote of the stockholders entitled to vote in person or by proxy must be taken for and against the proposed amendment. If it appears upon the canvassing of the votes that stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power . . . have voted in favor of the amendment, an officer of the corporation shall sign a certificate setting forth the amendment, or setting forth the articles of incorporation as amended, and the vote by which the amendment was adopted.
(c) The certificate so signed must be filed with the Secretary of State.
In short, AMTO could not amend its Articles, including by prescribing voting rights for the Preferred Stock, without (i) its Board passing a resolution proposing the amendment and (ii) a stockholder vote approving the proposed amendment(s). Here, the D&O Defendants caused AMTO to violate NRS 78.390(1) in filing the Designation because, among other things, a Certificate of Amendment (and not the Designation) is the only lawful way to amend the Articles to accomplish this purpose, and no amendment was ever put to a stockholder vote. (Butcher Aff. ¶¶ 3, 5.) Moreover, even if the Designation is considered to be an amendment, it is still invalid under Nevada law because (i) the Board did not pass a resolution approving any amendments and (ii) the stockholders did not vote to approve them.
Finally, the Designation is invalid under Nevada law because it was filed on August 26, 2010, but purports to have an “effective date” of August 11, 2010. (See Exhibit 1.) Nevada law simply does not permit an earlier effective date. Pursuant to NRS 78.1955(5), “[a] certificate [of designation] filed pursuant to subsection 1 . . . is effective upon filing the certificate with the Secretary of State or upon a later date specified in the certificate, which must not be more than 90 days after the certificate is filed.” (Emphases added.) In other words, the earliest possible date the Designation could have been effective was the date of its filing, August 26, 2010. For at least the reasons described above, however, the Designation was never effective at all.
As AMTO’s Articles do not give the Board the authority to prescribe a new series of stock, the Designation was ineffective; insofar as the Designation is considered an amendment to the Articles, it was impermissibly filed without stockholder approval in violation of both AMTO’s Articles and Nevada law and is therefore (again) invalid and ineffective. Accordingly, and as described more fully below, any issuances of Preferred Stock purportedly created by the invalid Designation are therefore also invalid.

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C. The August Issuances of Preferred Stock Were Improper and Invalid.
As described above, the Designation that purportedly established the Preferred Stock that was “issued” to Cash, Zeleny, and the Preferred Stock Defendants in August of 2010 was invalid and ineffective. As such, the issuances of that Preferred Stock, to Cash and Zeleny as of August 11, 2010 (or on any claimed “effective date”), and to the Preferred Stock Defendants as of August 31, 2010, were all therefore invalid and ineffective as well. Put simply, AMTO had no authority to issue any preferred stock that had not been established in accordance with Nevada law and AMTO’s Articles.
D. The Amendment Is Improper and Invalid.
NRS 78.010(1)(b) defines “Articles” to “include all certificates [of amendment] filed pursuant to NRS . . . 78.390 . . . .” Thus, the Amendment constituted an amendment to AMTO’s Articles, and is therefore governed by NRS 78.390. However, in causing AMTO to file the Amendment, the D&O Defendants once again ignored the clear mandate of NRS 78.390(1). AMTO’s Board adopted no resolution and called no meeting of the stockholders entitled to vote. (Butcher Aff. ¶¶ 4, 5.) Had a meeting of the stockholders been held to approve the Amendment, Dr. Butcher, as a stockholder of AMTO, would have received notice of that meeting; Dr. Butcher received no such notice. (Butcher Aff. ¶ 4.) He received no notice, because no valid meeting of the stockholders was held. (Butcher Aff. ¶ 5.) Thus, the Amendment and the attached A & R Articles are invalid and ineffective.
Notably, in his Petition for Writ of Mandate, Dr. Butcher stated that, as of August 19, 2010, AMTO had not held a meeting of stockholders for at least 18 months. AMTO did not challenge that assertion and (as the Court is aware) conceded that a meeting of stockholders was overdue. If, in fact, AMTO had held a meeting just weeks earlier to authorize the A & R Articles and establish a new series of preferred stock, certainly AMTO would have mentioned as much in its Opposition to the Petition for Writ of Mandate and/or at the hearing on that Petition before this Court.(11) It is undisputed that instead of conducting a proper vote, the D&O Defendants caused AMTO to improperly file the Designation and Amendment without the required stockholder votes.

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Absent a meeting, AMTO’s directors could have sought approval of the Amendment only by written consent pursuant to NRS 78.320(2), which provides, “[u]nless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.” (Emphasis added.) With regard to such written consent, AMTO’s Bylaws require that, “any action required to be taken . . . or . . .which may be taken at a meeting of the shareholders[] may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.” Thus, NRS 78.320(2) dictates that AMTO’s Bylaws, which require unanimous written consent in the absence of a stockholder meeting, are controlling. No unanimous consent was obtained here. Dr. Butcher, who was entitled to vote to approve the Amendment, never submitted — and was never requested to submit — a written consent approving the Amendment. (Butcher Aff. ¶¶ 4, 6.) Since the D&O Defendants likewise failed to hold a meeting to approve the Amendment as required by NRS 78.390(1), the Amendment and the A & R Articles attached thereto are invalid and ineffective.
Further, like the Designation, the Amendment suffers from a date problem. While the Amendment was filed on August 30, 2010, it purports to have an “effective date” of August 11, 2010. (See Exhibit 4.) This is simply impossible as a matter of law. NRS 78.390(6) clearly states that, “[a] certificate [of amendment] filed pursuant to subsection 1 is effective upon filing the certificate with the Secretary of State or upon a later date specified in the certificate, which must not be more than 90 days after the certificate is filed.” (Emphases added.) Thus, the earliest possible date the Amendment could have been effective was the date of its filing, August 30, 2010. Of course, for the reasons described herein, the Amendment was never effective at all. And, obviously, August 30, 2010 (the earliest possible effective date of the Amendment and A & R Articles) is after August 26, 2010 (the date the Designation was filed). Thus, even if the Amendment and A & R Articles were proper and effective — and they are not — they could not possibly have authorized AMTO’s Board to establish a new series of preferred stock four days earlier. Regardless, the establishment of the Preferred Stock violated the stockholder vote requirement of NRS 78.390(1).

(11)	At the October 21, 2010 hearing on AMTO’s Emergency Motion, AMTO and the D&O Defendants again conceded that no stockholder meeting has been held and that one is overdue.

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By filing the invalid and ineffective Amendment and A & R Articles, with its impermissible earlier purported effective date, the D&O Defendants attempted to cause AMTO to retroactively give them blank check authority to prescribe the new Preferred Stock that they lacked when they filed the improper Designation. The improper actions the D&O Defendants caused AMTO to undertake are precluded by Nevada law and AMTO’s governing documents. As the Designation, Amendment, and A & R Articles are all invalid and ineffective, the D&O Defendants could not cause AMTO to issue the Preferred Stock to Cash, Zeleny, and the Preferred Stock Defendants as they purported to do in the Designation and Amendment.
V. AMTO’S ISSUANCE OF COMMON STOCK TO CASH AND ZELENY IN JUNE WAS IMPROPER AND INVALID
Nevada law requires all corporations incorporated in this state, including AMTO, to “have at least one director, and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased.” NRS 78.115 (emphasis added). AMTO has chosen in its Bylaws to fix the number of directors at five. (See Exhibit 6, art. III.2.) AMTO recently reaffirmed this five-director requirement by filing its Bylaws with the SEC as an attachment to the Form 10 dated July 14, 2010. The Bylaws also reaffirm that the directors have the power and authority, without more, to fill the vacancies on the board. This power has not been exercised for more than three years.

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In violation of AMTO’s Bylaws, the current Board is comprised of only three directors — Cash, Rogers and Mason. But for the Petition for a Writ of Mandate pursuant to NRS 78.345 that Dr. Butcher filed with this Court, AMTO likely would have allowed this deficiency to continue indefinitely.
Without its full complement of directors (and a long overdue election), the Board has undertaken several actions purportedly on behalf of AMTO that do not benefit the stockholders including, on June 11, 2010, issuing 20,000,000 shares of common stock to Cash and Zeleny. In the absence of a properly constituted Board of five directors, as required by the Bylaws, AMTO’s issuance of 20,000,000 shares of common stock to Cash and Zeleny is invalid. Accordingly, Dr. Butcher should be granted the declaration requested in paragraph 43(d)(i) of the Verified Complaint invalidating the issuance of common stock to Cash and Zeleny.
VI. CONCLUSION
There are no genuine issues of material fact with respect to the invalidity of the Designation, the Amendment, and the A & R Articles. In filing the Designation on August 26, 2010 and the Amendment and A & R Articles on August 30, 2010, the D&O Defendants caused AMTO to fail to comply with Nevada law, the Articles, and the Bylaws. The D&O Defendants lacked blank check authority to establish the Preferred Stock as they purported to do with the Designation, yet they filed the Designation without stockholder approval. Further, the D&O Defendants impermissibly filed the Amendment and A & R Articles without putting those items to a stockholder vote or receiving unanimous written consents as required by Nevada law and AMTO’s Bylaws. In addition, both the Designation and the Amendment were impermissibly back-dated. Since the Designation, Amendment, and A & R Articles were all invalid and ineffective, neither AMTO nor the D&O Defendants ever had the authority to issue the Preferred Stock to Cash, Zeleny, and the Preferred Stock Defendants.

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Additionally, there is no question of fact that AMTO’s Board was comprised of only three directors, nor that the Bylaws required five, thereby rendering invalid the Board’s decision to issue a total of 20,000,000 shares of common stock to Cash and Zeleny on June 11, 2010.
For the reasons set forth above, Dr. Butcher hereby respectfully requests that this Court grant partial summary judgment, awarding him the declaratory relief sought in Paragraph 43, subparts (b), (c), (d)(i) and (f), of his Complaint; Dr. Butcher requests that the Court declare improper and invalid: (i) the Designation; (ii) the issuances of the Preferred Stock to Cash, Zeleny, and the Preferred Stock Defendants; (iii) the Amendment and attached A & R Articles; and (iv) the issuance of common stock to Cash and Zeleny in June 2010. By granting this relief in advance of the upcoming stockholders’ meeting, the Court will help avoid the waste of corporate assets that will occur if the relief is not granted until after the stockholders’ meeting, by negating the need for an additional vote or votes of the stockholders untainted by the improperly established and issued Preferred Stock and common stock.
Dated this 22nd day of October, 2010.

BROWNSTEIN HYATT FARBER SCHRECK
By:	/s/ Jeffrey S. Rugg
Kirk B. Lenhard, Esq., Bar No. 1437
Clark V. Vellis, Esq., Bar No. 5533 Jeffrey S. Rugg, Esq., Bar No. 10978 100 North City Parkway, Suite 1600 Las Vegas, Nevada 89106 Attorneys for Plaintiff Dr. Bruce Butcher

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CERTIFICATE OF SERVICE
I certify that I am an employee of Brownstein Hyatt Farber Schreck, LLP, and that on this 22nd day of October, 2010, I hand delivered and caused to be sent via United States Mail, postage prepaid, a true and correct copy of the above and foregoing PLAINTIFF’S MOTION FOR PARTIAL SUMMARY JUDGMENT properly addressed to the following:
Charles B. Woodman
548 W. Plumb Lane, Suite B
Reno, Nevada 89509
hardywoodmanlaw@msn.com
Attorneys for AMTO
Mark D. Wray
608 Lander St.
Reno, Nevada 89509
mray@markwraylaw.com
Attorneys for the D&O Defendants
Stanley Knowlton
4525 N. 66th Street, #50
Scottsdale, AZ 85251
Russell D. Keely
4929 Wilshire Blvd., #730
Los Angeles, CA 90010

/s/ Kelly J. Chouinard
An Employee of Brownstein Hyatt Farber Schreck, LLP

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AFFIDAVIT OF DR. BRUCE BUTCHER

STATE OF WASHINGTON	)
	)	ss.
COUNTY OF KING	)
I, Dr. Bruce Butcher, being first duly sworn, deposes and says:
1. I am a stockholder of Advanced Mineral Technologies, Inc. (“AMTO”) and Plaintiff in the above-captioned case. I make this affidavit in support of my Motion for Partial Summary Judgment. I have personal knowledge of the facts set forth below, unless stated upon information and belief, and if called upon to do so, am competent to testify thereto.
2. I am a stockholder of Defendant AMTO holding stock as of the Record Date established in the Writ of Mandate on Petition entered by the Court on September 27, 2010 and on all dates relevant to this Motion.
3. With respect to the Certificate of Designation filed on behalf of AMTO with the Nevada Secretary of State on August 26, 2010 (the “Designation”), I received no notice that the Designation would be filed or that a meeting of stockholders was scheduled to be held at which approval of the Designation would be sought; I did not vote to approve or consent in writing to the filing of the Designation or its contents; and I would not have voted to approve the Designation.
4. With respect to the Certificate of Amendment (the “Amendment”) and attached Amended and Restated Articles (the “A & R Articles”) filed on behalf of AMTO with the Nevada Secretary of State on August 30, 2010, I received no notice that the Amendment and attached A & R Articles would be filed; I received no notice of any stockholder meeting to be held to approve the Amendment and/or A & R Articles; I did not give my written consent to approve the Amendment and/or A & R Articles; I did not vote to approve or otherwise consent to the filing of the Amendment or A & R Articles or their contents; and I would not have voted to approve the Amendment or A & R Articles.

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5. I am a stockholder entitled to notice of any stockholder meetings. Because I received no notice of a meeting, no director or officer of AMTO can ever have called, nor can AMTO have held, a valid stockholders’ meeting complying with the Company’s Bylaws to seek approval of the Designation, Amendment, and/or A & R Articles. Additionally, because I am a stockholder entitled (and required) to consent in writing to any action taken in the absence of a stockholder meeting, AMTO cannot validly have sought or obtained written consent of all of its stockholders to act (in lieu of a stockholders’ meeting) to seek approval of the Designation, Amendment, and/or A & R Articles. Further, upon information and belief, AMTO has not held a stockholders’ meeting or sought or obtained written consent of all of its stockholders to act (in lieu of a stockholders’ meeting) in more than eighteen months.
6. Had the Designation, Amendment, and/or A & R Articles been put to a stockholder vote, I would have been entitled to vote either for or against approval of the Designation, the Amendment, and the A & R Articles, and I would have voted against such actions.
7. I have been involved with AMTO since the second half of 2007. During that entire period, Defendant Cash has been AMTO’s President and a director on the Board. At least since Mason became a director in September 2007, AMTO’s Board has consisted of fewer than the requisite five directors.

/s/ Dr. Bruce Butcher
DR. BRUCE BUTCHER
Submitted and sworn before me
this 22nd day of October, 2010.

/s/ Connie B. Cox Notary Public	[Sealed by Notary — State of Washington]

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AFFIDAVIT OF JEFFREY S. RUGG

STATE OF NEVADA	)
	)	ss.
COUNTY OF CLARK	)
I, Jeffrey S. Rugg, being first duly sworn, deposes and says:
1. I am an associate with Brownstein Hyatt Farber Schreck, LLP, counsel for Plaintiff Dr. Bruce Butcher (“Dr. Butcher”) in the above-captioned case. I make this affidavit in support of Dr. Butcher’s Motion for Partial Summary Judgment (the “Motion”). I have personal knowledge of the facts set forth below, unless stated upon information and belief, and if called upon to do so, am competent to testify thereto.
2. Exhibit 1 to the Motion is a true and accurate copy of the Certificate of Designation filed with the Nevada Secretary of State by Defendant Advanced Mineral Technologies, Inc. (“AMTO”) on August 26, 2010.
3. Exhibit 2 to the Motion is a true and accurate copy of AMTO’s Articles of Incorporation (the “Articles”), which were filed with the Nevada Secretary of State on March 1, 1990. As reflected by the Articles, AMTO was originally incorporated as “O’Hara Resources, Ltd.”
4. Exhibit 3 to the Motion is a true and accurate copy of the Series A Convertible Preferred Stock Ledger, which was produced to Dr. Butcher by AMTO on September 16, 2010 pursuant to his Demand for Inspection.
5. Exhibit 4 to the Motion is a true and accurate copy of the Certificate of Amendment (the “Amendment”) filed with the Nevada Secretary of State by AMTO on August 30, 2010.
6. Exhibit 5 to the Motion is a true and accurate copy of the Amended and Restated Articles that were attached to the Amendment filed with the Nevada Secretary of State by AMTO on August 30, 2010.
7. Exhibit 6 to the Motion is a true and accurate copy of AMTO’s Bylaws (under AMTO’s original corporate name, “O’Hara Resources, Ltd.”).

19

8. Exhibit 7 to the Motion is a true and accurate copy of AMTO’s Registration Statement on Form 10 under the Exchange Act filed with the SEC and dated July 14, 2010, with amendments dated August 30, 2010 and September 7, 2010.

/s/ Jeffrey S. Rugg
JEFFREY S. RUGG
Submitted and sworn before me
this 22nd day of October, 2010.

/s/ Erin L. Parcells Notary Public
[Sealed by Notary — State of Nevada]

20

[Affirmation pursuant to NRS 239B.030 regarding the fact that the preceding document does not contain the social security number of any person omitted.]

[ALL EXHIBITS OMITTED]
INDEX OF EXHIBITS
PLAINTIFF’S MOTION FOR
PARTIAL SUMMARY JUDGMENT
Dr. Bruce Butcher v. Advanced Mineral Technologies, Inc. et al.
Case No.: CV-10-02568

Exhibit 1	Certificate of Designation dated 8/26/2010

Exhibit 2	AMTO’s Articles of Incorporation

Exhibit 3	AMTO’s Series A Convertible Preferred Stock Ledger

Exhibit 4	Certificate of Amendment dated 8/30/2010

Exhibit 5	Amended and Restated Articles of Incorporation of AMTO

Exhibit 6	AMTO’s By-Laws

Exhibit 7	AMTO Form 10 dated July 14, 2010

Exhibit 7
BROWNSTEIN HYATT FARBER SCHRECK, LLP
100 NORTH CITY PARKWAY, SUITE 1600
LAS VEGAS, NV 89106
(702)382-2101
KIRK B. LENHARD (Nevada Bar No. 1437)      Filed 10/15/10
klenhard@bhfs.com
CLARK V. VELLIS (Nevada Bar No. 5533)
cvellis@bhfs.com
JEFFREY S. RUGG (Nevada Bar No. 10978)
jrugg@bhfs.com
BROWNSTEIN HYATT FARBER SCHRECK, LLP
100 North City Parkway, Suite 1600
Las Vegas, Nevada 89106-4614
Telephone: (702) 382-2101
Facsimile: (702) 382-8135
Attorneys for Plaintiff,
DR. BRUCE BUTCHER
UNITED STATES DISTRICT COURT
DISTRICT OF NEVADA

Case No. 2:10-cv-01802
DR. BRUCE BUTCHER, an individual stockholder,

Plaintiff,
v.	VERIFIED STOCKHOLDER DERIVATIVE COMPLAINT

ADVANCED MINERAL
TECHNOLOGIES, INC., a Nevada	JURY TRIAL REQUESTED
corporation, H. PHILIP CASH, an
individual, GARY MASON, an individual,
CLETIUS ROGERS, an individual, BIL
ZELENY, an individual,

Defendants.

Plaintiff, Dr. Bruce Butcher (“Dr. Butcher”), as a stockholder of Advanced Mineral Technologies, Inc. (“AMTO” or the “Company”), hereby submits this Verified Derivative Complaint against AMTO, as nominal defendant, and AMTO’s officers and directors, H. Philip Cash (“Cash”), Gary Mason (“Mason”), Cletius Rogers (“Rogers”), and Bil Zeleny (“Zeleny”), and in support thereof alleges as follows:
NATURE OF THE CASE
1. This is a stockholder derivative action on behalf of AMTO, by Dr. Butcher as a stockholder of AMTO, against AMTO’s officers and directors for violations of section 10(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), 15 U.S.C. § 78aa, and Rule 10b-5 promulgated thereunder (“Rule 10b-5”).
2. Over more than three years, Defendants, all of whom are directors and officers of AMTO, employed a scheme to defraud AMTO and its public stockholders, made material misstatements and omissions, and engaged in a course of business operating as a fraud on AMTO and its public stockholders, in connection with the purchase and sale of AMTO’s preferred and common stock. The principal purpose of this fraudulent scheme was to enable Defendants to entrench themselves as officers and directors of AMTO, to the exclusion of AMTO’s public stockholders, and to unjustly enrich Cash and Zeleny, at the expense of AMTO and its non-insider stockholders. Defendants’ unlawful conduct is continuing.
3. As part of this ongoing scheme, Defendants have willfully concealed material information about AMTO and their activities with respect thereto from AMTO’s public stockholders, the investing public, and state and federal regulators by, among other things, causing AMTO to fail to file reports and documents required under federal and state laws and causing AMTO to file documents containing material misstatements and omissions with the United States Securities and Exchange Commission (the “Commission,” or the “SEC”) and the Nevada Secretary of State.
4. A critical component of Defendants’ scheme to defraud AMTO and its non-insider stockholders was a series of related sales and purchases of securities in June and August of 2010 that violated Rule 10b-5. Effectuating these transactions involved six key steps: (1) the unlawful creation of a super-voting preferred stock with the intention of transferring voting control of AMTO from its public stockholders to Defendants; (2) the intentional undervaluation of AMTO’s most significant asset, its ownership of 75,000,000 shares of XS Platinum Ltd. (“XSP”) stock, amounting to between 34 to 45 percent of XSP’s total shares, at $0.00; (3) the sale of preferred stock to Cash and Zeleny at artificially low prices, due both to the undervaluation of AMTO’s XSP shares and to accepting the cancellation of “debt” allegedly owed to Cash and Zeleny by AMTO in exchange for those shares, when, on information and belief, no such debt existed;

(4) the sale of common stock to Cash and Zeleny in exchange for the same inadequate consideration as that purportedly given in exchange for the preferred stock; (5) the unlawful creation of a second series of super-voting preferred stock, again with the intention (and if allowed to stand, the effect) of transferring control of AMTO to its current officers and directors; and (6) the sale of those preferred shares for inadequate consideration due to the undervaluation of AMTO’s XSP shares and accepting the cancellation of “debt” allegedly owed to Cash and Zeleny by AMTO in exchange for those shares, when, on information and belief, no such debt existed.
5. Plaintiff, on behalf of AMTO and its public stockholders who have been victimized by Defendants’ fraudulent course of conduct, demands rescission of the fraudulent sales and compensatory damages and other relief.
PARTIES
6. AMTO is a Nevada corporation with its headquarters in the state of Idaho. AMTO’s registered agent is located in Reno, Nevada. AMTO was initially incorporated on March 1, 1990, under the name O’Hara Resources Ltd., and the terms of the By-laws of O’Hara Resources Ltd. (the “By-laws”) continue to govern the Company’s operations.
7. Cash is an individual and citizen of Idaho. At all relevant times, Cash was Chief Executive Officer (“CEO”), President, and a Director of AMTO. According to AMTO’s Form 10 Registration Statement under the Exchange Act, originally filed with the SEC on July 15, 2010, and amended on August 30, 2010 and September 7, 2010 (the “Form 10”), Cash has been President and a Director since May 15, 2007.
8. Zeleny is an individual and citizen of Arizona. At all relevant times, Zeleny was AMTO’s Chief Financial Officer (“CFO”) and Treasurer. According to the Form 10, Zeleny has been CFO and Treasurer since April 1, 2008.
9. Rogers is an individual and citizen of California. At all relevant times, Rogers was Vice President, Secretary, and a Director of AMTO. According to the Form 10, Rogers has been Vice President, Secretary, and a Director since May 25, 2007.
10. Mason is an individual and citizen of California. At all relevant times, Mason was a Director of AMTO. According to the Form 10, Mason has been a Director since September 26, 2007.

11. Collectively, Cash, Rogers, and Mason comprise the Company’s current Board of Directors (the “Board”).
12. Dr. Butcher is an individual and citizen of Australia. At all relevant times, including at the times of the transactions complained of, Dr. Butcher has been an owner and holder of AMTO common stock.
JURISDICTION AND VENUE
13. This Court has jurisdiction over this action pursuant to 28 U.S.C. §§ 1331 and 1337 and section 27 of the Exchange Act. This verified derivative action is not a collusive attempt to confer jurisdiction that the Court would otherwise lack.
14. This Court has personal jurisdiction over Defendants as AMTO is a Nevada corporation with its registered agent in Nevada, and the individual Defendants are officers and directors of AMTO who have both substantial, continuous, and systematic contact with the forum state in their capacities as such and have caused the Company to take actions described herein in the State of Nevada.
15. Venue is proper in the United States District Court for the District of Nevada under 28 U.S.C. § 1391(b) and (c).
FACTUAL ALLEGATIONS SUPPORTING ALL CLAIMS
16. AMTO is primarily engaged in limited, early-stage exploration activities at a single mine site in British Columbia, Canada, although such activities have been minimal for at least the past three mining seasons (approximately June to October).
17. Dr. Butcher first acquired stock in AMTO on June 17, 2009, purchasing 57,750,000 shares of AMTO common stock directly from Cash; as a result of his purchase of these 57,750,000 shares, Dr. Butcher became the single largest AMTO stockholder, with approximately 46.59 percent of all outstanding shares.
18. Although Dr. Butcher did not become an AMTO stockholder until 2009, he had worked directly with Cash since at least 2007 to assist AMTO in, among other things, obtaining financing. Dr. Butcher’s efforts on AMTO’s behalf during this period included providing his own funds indirectly to AMTO through Cash for use by AMTO and directly paying third-party vendors, such as lawyers and accountants, who provided services to AMTO.

AMTO Fails To Comply With Its Reporting Obligations Under the Exchange Act
19. From the beginning of their terms as officers and directors, Defendants had caused AMTO to fail to comply with its reporting and filing obligations under the Exchange Act, and among the primary purposes for which Dr. Butcher provided financing to AMTO was to attempt to facilitate the Company’s return to compliance with federal securities laws.
20. AMTO was a public company, registered as such under section 12 of the Exchange Act, and accordingly was required to comply with section 13(a) of the Exchange Act and Rules 13a-l and 13a-13 promulgated thereunder by filing annual and quarterly reports.
21. Defendants were aware of their legal obligations to cause AMTO to make required filings with the SEC, and in a letter dated July 14, 2008, Cash explicitly acknowledged Dr. Butcher’s ongoing efforts to “provid[e] the capital necessary to enable AMTO to satisfy its outstanding obligations to the [SEC] by attending to the filings required in order to become fully compliant from an SEC perspective once more.”
22. In spite of their awareness of these obligations, and Dr. Butcher’s attempts to aid the Company in satisfying them, Defendants caused AMTO to fail to make a single filing with the SEC from July 30, 2007 to July 15, 2010. During this period, Defendants caused AMTO to fail to comply with its obligations under the Exchange Act by not filing any periodic reports for any fiscal period subsequent to the period ended January 31, 2007, leading the SEC to issue an Order revoking the registration of AMTO’s securities pursuant to section 12(j) of the Exchange Act on April 9, 2010.
23. Defendants, in their positions as officers and directors of AMTO, bore responsibility to AMTO and its more than 700 public stockholders to ensure AMTO’s compliance with its Exchange Act filing requirements. Yet, for nearly three years Defendants caused AMTO to fail to disclose any material information to AMTO’s non-insider stockholders and the investing public. Because of Defendants’ failures to fulfill their obligations, the market did not have all (or any) material information concerning AMTO, and AMTO’s non-insider stockholders have been deprived of material information concerning their company.

AMTO’s Board Fails to Comply with AMTO’s By-Laws and State Law
24. Defendants’ failings with respect to AMTO were not limited to causing AMTO to violate its filing obligations under the Exchange Act. Since they assumed their respective positions as AMTO’s officers and directors, Defendants have caused AMTO to operate with an improperly constituted Board and have failed and refused to hold annual elections to seat a properly constituted Board, in violation of the Company’s By-laws and Nevada law, for the past four years.
25. Article III, section 2 of AMTO’s By-laws requires that the Company have five directors. Nevertheless, and since at least 2007, the Company’s Board has been comprised of only three persons — Cash, Mason, and Rogers. Having an improperly constituted Board has allowed Defendants to take the actions described herein without following proper procedures, enabling them to approve transactions that a properly constituted Board could not, under Nevada law, have approved.
26. Pursuant to Article II.1 of the Company’s By-laws, AMTO was required to hold annual meetings of the stockholders “on the tenth day of October in each year for the purpose of electing directors . . . .” Nevada law likewise provides for the election of directors at the company’s annual meeting, requires that at least one-fourth of the directors of every corporation must be elected annually, and allows stockholders holding stock entitling them to exercise at least 15 percent of the voting power to petition the state court to order the election of directors if the company fails to elect directors within 18 months. See NRS 78.310 et seq. In spite of their obligations under the By-laws and Nevada law, Defendants have caused AMTO to fail to hold annual meetings and elect directors since they took power in 2007, thereby depriving the stockholders of their rights to elect directors for each of the last four election cycles.
27. Dr. Butcher demanded of Cash on July 26, 2010 that Defendants hold a stockholders’ meeting for the purpose of electing new directors, and Dr. Butcher repeated his demand to the Board in letters dated July 28, 2010, August 12, 2010, and August 27, 2010. Defendants did not comply with Dr. Butcher’s requests, and Dr. Butcher was forced to petition the Nevada courts to force the Defendants to comply with their obligations, as described in paragraph 114, below.

28. In spite of their duties under Nevada law and AMTO’s By-laws, and in spite of demands from Dr. Butcher, the Board failed and refused to hold elections in order to convene a properly constituted Board of the requisite five members, thereby depriving the Company’s stockholders of their rights to elect directors representing their interests and influence the Company’s management and direction. These actions were taken in furtherance of Defendants’ fraudulent scheme to entrench the current Board and enrich Cash and Zeleny at the expense of AMTO and its other stockholders.
AMTO Invests in XSP
29. In addition to being a principal stockholder of AMTO, Dr. Butcher is Chairman and CEO of XSP, a Jersey, Channel Islands, corporation primarily focused on conducting mining operations at the Platinum Creek Mine, located near Platinum, Alaska, from which XSP currently produces and sells platinum and platinum group metals.
30. On November 28, 2007, AMTO acquired a material equity investment of 75,000,000 fully paid ordinary shares of XSP stock. This investment constituted approximately 45 percent of XSP’s outstanding shares in November 2007, and today constitutes between 34 and 35 percent of XSP’s outstanding shares. AMTO received these shares in exchange for the assignment to XSP of valuable rights and claims that AMTO claimed in the Platinum Creek Mine.
AMTO Qualifies as an Investment Company but Fails to Register
31. The XSP shares owned by AMTO represent investment securities having a value exceeding 40 percent of the value of AMTO’s total assets, meaning that AMTO is presumed to engage in the business of investing, owning, and holding securities, qualifying AMTO as an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”). See 15 U.S.C. § 80a-3(a)(3). As an investment company, AMTO was required to register with the SEC. See id. § 80a-8. Nonetheless, and in spite of qualifying as an investment company since November 28, 2007, Defendants have failed and refused to cause AMTO to register as an investment company with the SEC or seek an exemption from registration.

32. Further, AMTO’s ownership interest in XSP was concealed from AMTO’s stockholders and the SEC and the investing public from November 28, 2007 until July 15, 2010, when AMTO filed its Form 10 with the SEC, signed by Cash, disclosing AMTO’s investment in XSP for the first time.
33. In the Form 10, Defendants caused AMTO to represent to the SEC and to AMTO’s stockholders and the investing public that the value of the 75,000,000 shares of XSP owned by AMTO had a value of $0.00. This was materially false and misleading.
34. Not only did AMTO receive the XSP shares in exchange for the assignment of valuable rights and claims, but Cash advised Dr. Butcher in person on July 26, 2010, that AMTO would sell the XSP shares for (and therefore valued the shares at) not less than $0.40 per share, as that was the price at which XSP was then raising capital; indeed, XSP has in the recent period since July 2010 raised more than $7.8 million in capital at $0.40 per share. Finally, XSP is engaged in actively mining and producing platinum and platinum group metals from its mine in Alaska, which the Form 10 states “indicate[s] the presence of commercially available ore resources,” which resources are in fact being actively marketed and sold.
35. At $0.40 per share, AMTO’s 75,000,000 shares of XSP stock would be worth $30 million, well more than the 40 percent threshold of AMTO’s total assets, which were reported at just over $7,000 as of April 30, 2010 in the Form 10, to qualify as an investment company under the Investment Company Act. The valuation of XSP’s shares at $0.00 is improper under section 2(a)(41) of the Investment Company Act, which requires securities such as the XSP shares owned by AMTO to be attributed “fair value as determined in good faith by the board of directors.” In light of having received the XSP shares for valuable consideration, in light of XSP’s ongoing and active mining operations, and in light of the fact that Cash represented that AMTO would sell its XSP shares for not less than $0.40 per share, the Board cannot in good faith have attributed no value to those shares.

36. Defendants intentionally disregarded the true value of the XSP shares, and then intentionally withheld this information from the SEC and the public. Had Defendants not withheld this material information, the SEC would have had the opportunity to enforce the Investment Company Act and to require AMTO to register as an investment company.
37. Nor did Defendants cause AMTO to apply for, nor receive, an exemption from the registration requirements of the Investment Company Act.
38. Although AMTO owns in excess of 25 percent of XSP’s outstanding voting stock, AMTO neither directly nor indirectly controls XSP.
39. In the Form 10 signed by Cash as originally filed with the SEC on July 15, 2010, Cash represented that he “is currently the Chief Operating Officer of XSP.” This was false.
40. In the amended Form 10 signed by Cash and filed with the SEC on August 30, 2010, Cash continued to represent that he “serves as the Chief Operating Officer of XSP.” This was and remains false.
41. There is currently no overlap of officers or directors between AMTO and XSP. Neither Cash nor any other officers, directors, or employees of AMTO are officers, directors, or employees of XSP. Further, neither Dr. Butcher nor any other person who is an officer, director, or employee of XSP is an officer, director or employee of AMTO.
42. While Cash was once an officer of XSP, he ceased active involvement in any management role or engagement in any material respect in connection with XSP’s operations in the beginning of 2010, and his term as COO ended on June 30, 2010, more than two weeks prior to first signing the Form 10 and representing otherwise to the SEC and two months prior to signing the amended Form 10 and again representing otherwise to the SEC.
XSP Engages and Pays Cash and Zeleny for “Full Time” Service to XSP
43. From December 1, 2007 to June 30, 2010, Cash served as Chief Operating Officer (“COO”) of XSP.
44. From December 1, 2007 to March 31, 2010, XSP engaged Cash as a consultant, pursuant to a series of Consulting and Advisory Agreements. XSP paid Cash $25,000 per month for his services. In each Consulting and Advisory Agreement with XSP, Cash agreed to make himself available to XSP on a “full-time basis,” subject only to his corporate duties at AMTO, which Cash warranted were “minimal and [would] not put him in a position of conflict nor impact upon his ability to perform” consulting services for XSP.

45. During this time, AMTO effectively had no operations, as confirmed by Cash’s representations in his Consulting and Advisory Agreements with XSP. Cash spent both the 2008 and 2009 mining seasons full-time at XSP’s mine in Alaska, and Cash spent little or no time at AMTO’s mining property in Canada, which lay dormant. In the winter months, Cash’s consulting activities included planning for the following season’s (approximately April to October) operations in Alaska and working on the procurement of mining equipment and the recruitment of seasonal workers for XSP, but not AMTO.
46. From April 1, 2010 to June 30, 2010, XSP engaged Cash as a consultant pursuant to a final Consulting and Advisory Agreement. XSP paid Cash $8,333.33 per month for his services. In the agreement, Cash again agreed to make himself available to XSP on a “full-time basis,” subject only to his corporate duties at AMTO, which Cash warranted were “minimal and [would] not put him in a position of conflict nor impact upon his ability to perform” consulting services for XSP.
47. In sum, XSP paid Cash substantial remunerations to devote his efforts to XSP from December 2007 through the end of June 2010, during which period Cash warranted that his obligations to AMTO were “minimal” and would not interfere with his “full time” obligations to XSP.
48. From December 1, 2007 to January 22, 2009, XSP employed Zeleny as General Manager pursuant to an Employment Agreement dated January 16, 2008. Pursuant to the Employment Agreement, XSP paid Zeleny an annual base salary of $200,000. In the Employment Agreement, Zeleny represented that “no obligation exists between [Zeleny] and any prior employer or entity which would prevent or impede [Zeleny’s] immediate and full performance of every obligation of this Agreement.” Zeleny agreed to “faithfully, with the utmost loyalty, and to the best of his ability perform his duties” under the Employment Agreement, and he further agreed to “devote his full attention and efforts to the performance of” his duties to XSP.

49. In section 4.1 of Zeleny’s Employment Agreement, Zeleny agreed that “for a period ending one (1) year after his termination of employment with the Company, Executive will not directly or indirectly, whether as employer, proprietor, principal, partner, agent, employee, independent contractor or otherwise, own, manage, operate, control, participate in, perform services for, or otherwise carry on, a business similar to or competitive with the Company’s business, including, the mining or processing of platinum or platinum group metals anywhere within the United States or Canada . . . .”
Defendants Cause AMTO to Enter Employment Agreements with Cash and Zeleny
50. In spite of their sworn obligations to XSP, and unbeknownst to Dr. Butcher and undisclosed to AMTO’s stockholders, the Board caused AMTO to enter into Executive Employment Agreements with Cash and Zeleny, pursuant to which Cash and Zeleny were each paid $120,000 per anum beginning February 20, 2009.
51. In Zeleny’s Executive Employment Agreement with AMTO, Zeleny represented that he “is not currently a party to any non competition, non-solicitation, confidentiality or other work-related agreement that limits or restricts [his] ability to work in any particular field or in any particular geographic region, whether or not such agreement would be violated by this Agreement.” This was false in light of the one-year non-compete agreement contained in Zeleny’s agreement with XSP.
52. Both Zeleny and Cash represented in their Executive Employment Agreements with AMTO that each would “devote his best efforts and substantially all of his business time and attention . . . to the business of the Company and its Subsidiaries.” This was not only false, but also a material impossibility in light of Cash’s full-time obligations to XSP through June 2010, Zeleny’s one-year non-compete agreement, and Zeleny’s full-time employment as CFO of the Orme School in Arizona.
Defendants Cause AMTO Improperly To Issue Preferred Stock to Cash and Zeleny
53. On March 31, 2010, the Board authorized the designation of 40,000,000 of its preferred stock as Series A Convertible Preferred Stock. On April 2, 2010, the Board filed a designation of this Series A Convertible Preferred Stock with the Nevada Secretary of State.

54. These actions violated the Company’s Articles of Incorporation, which do not include blank-check preferred stock authority permitting the Board, without stockholder approval, to designate the rights and preferences of any class or series of stock. No such stockholder approval was obtained. Consequently, the Board had no authority under the Company’s Articles or Nevada law to file this designation.
55. On April 2, 2010, AMTO agreed to issue to Cash 31,000,000 shares of the Series A Convertible Preferred Stock, each containing voting preferences of two votes per share, or a total of 62,000,000 votes, in connection with, among other things, the election of AMTO’s directors. These shares were purportedly issued (at $0.01 per share) in exchange for the cancelation of $310,000 of debt allegedly owed by AMTO to Cash. Also on April 2, 2010, AMTO agreed to issue to Zeleny 9,000,000 shares of the Series A Convertible Preferred Stock, each likewise containing voting preferences of two votes per share, or a total of 18,000,000 votes; these shares were purportedly issued (at $0.01 per share) in exchange for the cancelation of $90,000 of debt allegedly owed by AMTO to Zeleny.
56. On April 5, 2010, pursuant to a Written Consent of a Majority of the Directors of AMTO, the Board authorized the reduction of AMTO’s outstanding debt in exchange for shares of Series A Convertible Preferred Stock, specifically approving the April 2, 2010 debt-cancellation agreements and authorizing the issuance of such 40,000,000 shares of Series A Convertible Preferred Stock in exchange for the cancellation of $400,000 of debt. This consent was signed by Cash, Mason, and Rogers. Pursuant to Exhibit A of the written consent, each of Cash and Zeleny was issued 9,000,000 shares of Series A Convertible Preferred Stock at $0.01 per share in exchange for the cancellation of debt consisting of $90,000 of wages; Cash was also issued 22,000,000 shares of Series A Convertible Preferred Stock at $0.01 per share in exchange for the cancellation of “debt” consisting of $209,910.00 of principal and $10,090.00 of interest on a loan to AMTO.
57. Defendants made a series of material misstatements and omissions in connection with the issuance and sale of these 40,000,000 shares of preferred stock.

58. First, the Board stated that the consideration for the issuance of these shares was the cancellation of debt. On information and belief, there was no such debt. Not only had any such debt never been disclosed to AMTO or its stockholders, but in light of Dr. Butcher’s ongoing efforts to obtain financing for AMTO, Dr. Butcher would have been aware of any such debt if it actually existed. Moreover, with respect to that portion of the debt purporting to consist of wages, neither Cash nor Zeleny had performed any substantial services for the benefit of AMTO or its stockholders, nor were their employment agreements validated by a properly constituted Board. As discussed above, Zeleny is employed as CFO of the Orme School, and Zeleny’s employment agreement with AMTO represented that he was not laboring under any non-compete agreement, whereas in fact he had agreed not to engage in any business that could compete with XSP until at least January 22, 2010. Cash, from December 2007 through June 30, 2010, was receiving payment for services from XSP pursuant to a series of agreements in which he represented that he was laboring exclusively for XSP and that his obligations to AMTO were “minimal” and would not impact his ability to devote his services “full-time” to XSP.
59. Second, Defendants made a series of material omissions in connection with the issuance of these securities: Defendants failed to disclose that the Board was improperly constituted, and therefore had no authority to issue the shares under Nevada law or the Company’s By-laws. Defendants omitted to state that the Company’s Articles of Incorporation and Nevada law prohibited the issuance of a new series of preferred stock absent stockholder approval, and further omitted to state that no stockholder approval had been obtained, or that, accordingly, the Board (had it been properly constituted) had no authority under Nevada law to issue preferred stock. Defendants further omitted to state that AMTO qualified as an investment company under the Investment Company Act but had not registered as such, and, as an unregistered investment company, was prohibited under section 7(a) of the Investment Company Act from issuing stock; even if Defendants had properly caused AMTO to register as an investment company, section 18 of the Investment Company Act would have prohibited the issuance of the preferred stock, and section 17 would have prohibited Cash from making the alleged loan to AMTO which served as the purported consideration for a portion of preferred shares. Finally, Defendants omitted to state that AMTO was carrying 75,000,000 shares of XSP shares on its books with a $0.00 value, whereas in fact the shares were worth considerably more than this, thereby causing AMTO to issue the preferred stock to Cash and Zeleny (even if the issuances had been supported by proper consideration and not non-existent “debt”) for less than adequate consideration.

60. Defendants, as officers and directors of AMTO, had a duty to AMTO and its stockholders to disclose the matters omitted. These misstatements and omissions were material for at least three reasons: first, had all material information been fully disclosed, AMTO would not (and could not) have issued preferred stock; second, these misstatements and omissions enabled Cash and Zeleny to obtain the improperly issued shares of preferred stock from AMTO for less than fair market value; third, these misstatements and omissions allowed Defendants to cause AMTO to issue shares for improper purposes, namely the entrenchment of the current Board and the unjust enrichment of Cash and Zeleny. AMTO relied on the Defendants’ misstatements and omissions in (a) issuing shares, (b) issuing the shares for inadequate consideration, and (c) issuing the shares for an improper purpose. AMTO and its stockholders were harmed by these misrepresentations and omissions because they caused AMTO to incur costs and liabilities and improperly issue stock in exchange for inadequate consideration and for improper purposes.
61. Defendants made these material misrepresentations and omissions and caused AMTO to improperly designate a new class of preferred stock and sell shares to Cash and Zeleny for inadequate consideration in an effort to entrench the current Board and enrich Cash and Zeleny. At the time of this issuance, Dr. Butcher was working with the Defendants in an effort to help AMTO clean-up its books and become compliant with SEC filing requirements, as well as hold required elections. Defendants took these actions during a period when AMTO had no public filings in an effort to conceal them from Dr. Butcher and AMTO’s other public stockholders, with the desired effect that the Defendants control sufficient voting shares to be able to retain their positions of control over AMTO, to the exclusion of AMTO’s public stockholders, if and when they were compelled to hold a meeting for the election of directors.

The Board Rescinds the Improper Designation and Issuance of Preferred Stock to Cash and Zeleny after
Dr. Butcher Discovers It
62. On June 3, 2010, Zeleny sent Dr. Butcher a “draft” Form 10 and business plan for AMTO, in which the issuance of 40,000,000 shares of preferred stock and sale to Cash and Zeleny for inadequate consideration and by means of material misstatements and omissions was disclosed to Dr. Butcher for the first time. On June 4, 2010, immediately after learning about the improper issuance, Dr. Butcher sent Cash an email expressing his outrage at Cash’s attempt to “defraud all AMTO stockholders.” Dr. Butcher followed up on June 7, 2010, with emails to Mason and Rogers, expressing his belief that the issuances of preferred stock had been improper and demanding their rescission.
63. Following Dr. Butcher’s objections, AMTO entered into Cancellation Agreements with Cash and Zeleny dated June 11, 2010, cancelling the agreements of April 2, 2010. Each agreement states that “[n]o shares of the Corporation’s Series A Convertible Preferred Stock were issued to the Undersigned.” Both cancellation agreements were signed by Cash, in his capacity as President of AMTO, and the agreements provided for the signatures of Cash and Zeleny, respectively, in their individual capacities.
64. On June 14, 2010, pursuant to a Written Consent of a Majority of the Directors of AMTO signed by Cash, the Board cancelled the designation of Series A Convertible Preferred Stock filed with the Nevada Secretary of State on April 2, 2010. The consent stated that as of June 14, 2010, “no shares of the Series A Convertible Preferred Stock are issued and outstanding.” The consent was signed by Cash, Mason, and Rogers.
65. On June 16, 2010, AMTO filed with the Nevada Secretary of State a Certificate of Withdrawal, signed by Cash, cancelling the designation of Series A Convertible Preferred Stock filed on April 2, 1010.

The Board Improperly Causes AMTO to Sell Common Stock to Cash and Zeleny for Inadequate
Consideration
66. In spite of their recognition of the impropriety of their actions and cancellation of the improperly issued preferred stock, Defendants immediately caused AMTO to issue additional common stock to Cash and Zeleny in exchange for the same inadequate consideration and for the same improper purposes.
67. On June 11, 2010, the very same day that Cash signed the agreements cancelling the issuance of preferred stock to himself and Zeleny, Defendants caused AMTO to issue 15,500,000 shares of common stock to Cash and 4,500,000 shares of common stock to Zeleny.
68. The purported consideration for these 20,000,000 shares of common stock was the same as for the cancelled preferred stock, namely the reduction of $310,000 in accrued debt held by Cash and the reduction of $90,000 in accrued debt held by Zeleny. This resulted in an ostensible share price for the common stock of $0.02 per share, or two times the ostensible share price of the 40,000,000 shares of preferred stock cancelled on the same day. AMTO would have been prohibited by its Articles of Incorporation from issuing 40,000,000 shares of common stock (at $0.01 per share), in substitution for the cancelled 40,000,000 shares of preferred stock (at $0.01 per share), as the Company’s Articles of Incorporation only provided for 150,000,000 authorized shares of common stock and, according to the Form 10, 123,949,972 shares of common stock were then-outstanding—too many to allow the addition of 40,000,000 more without resulting in an over-issuance.
69. The issuance of 20,000,000 shares of common stock to Cash and Zeleny at an ostensible cost of $0.02 per share, improperly provided a personal benefit to Cash and Zeleny to the detriment of the Company and its other stockholders, further entrenching the current Board as directors of the Company and Cash and Zeleny as officers.
70. As a result of this issuance of common stock (if it is allowed to stand), Cash and Zeleny would gain 20,000,000 votes in connection with the election of AMTO’s directors.
71. Defendants made a series of material misstatements and omissions in connection with the sale of these 20,000,000 shares of common stock.

72. First, the Board stated that the consideration received by AMTO for these shares was the cancellation of debt. As discussed above, on information and belief, there was no such debt, and the Board could not reasonably have believed that Cash and Zeleny had performed compensable services on behalf of AMTO at the same time Cash was under contract with XSP and Zeleny was both employed by the Orme School and bound by a non-compete agreement with XSP; nor were their employment agreements validated by a properly constituted Board.
73. Second, Defendants, and each of them, made a series of material omissions in connection with the issuance of these securities: Defendants failed to disclose that the Board was improperly constituted, and therefore had no authority to issue the shares under Nevada law or the Company’s By-laws. Defendants further omitted to state that AMTO qualified as an investment company under the Investment Company Act but had not registered as such, and, as an unregistered investment company was prohibited from issuing stock. Finally, Defendants omitted to state that AMTO was currently carrying 75,000,000 shares of XSP shares on its books with a $0.00 value, whereas in fact the shares were worth considerably more than this, thereby causing AMTO to issue stock to Cash and Zeleny (even if the issuances had been supported by proper consideration and not non-existent “debt”) for less than they were worth.
74. Defendants, as officers and directors of AMTO, had a duty to AMTO and its stockholders to disclose the matters omitted. These misstatements and omissions were material for at least three reasons: first, had all material information been fully disclosed, AMTO would not (and could not) have sold common stock to Cash and Zeleny; second, these misstatements and omissions enabled Cash and Zeleny to obtain the shares from AMTO for inadequate consideration; third, these misstatements and omissions allowed Defendants to cause AMTO to sell shares for improper purposes, namely the entrenchment of the current Board and the unjust enrichment of Cash and Zeleny. AMTO relied on the Defendants’ misstatements and omissions in (a) issuing shares, (b) issuing the shares for inadequate consideration, and (c) issuing the shares for an improper purpose. AMTO and its stockholders were harmed by these misrepresentations and omissions because they caused AMTO to incur costs and liabilities and improperly issue stock in exchange for inadequate consideration and for improper purposes. While the ostensible consideration received by AMTO from Cash and Zeleny for these 20,000,000 shares of common stock was $0.02 per share in the form of the cancellation of “debt,” Defendants recent actions belie any assertion that this purchase price represented the true value of shares of AMTO’s common stock. On October 12, 2010, Defendants filed an “emergency motion” in Nevada state court seeking authorization to sell stock. In the motion, Defendants represented to the court that AMTO had an opportunity to sell a convertible note with a conversion price of $2.00 per share—a share price one hundred times that at which Defendants caused AMTO to sell shares to Cash and Zeleny just a few months before; the Company has not disclosed any material changes in circumstances or operations that would give rise to a 10,000 percent increase in the share price of its common stock between the date on which common stock was sold to the insiders and the date on which the emergency motion was filed.
75. Defendants made these material misrepresentations and omissions and caused AMTO to sell common stock to Cash and Zeleny for the same inadequate consideration as that supporting the issuance of preferred stock cancelled the same day in an effort to entrench the current Board and enrich Cash and Zeleny. At the time of this issuance, Dr. Butcher was working with the Defendants in an effort to help AMTO clean-up its books and become compliant with SEC filing requirements, as well as hold required elections; Defendants took these actions during a period when AMTO had no public filings in an effort to conceal them from Dr. Butcher and AMTO’s other public stockholders, with the desired effect that the Defendants control sufficient voting shares to be able to retain their positions of control over AMTO, to the exclusion of AMTO’s public stockholders, if and when they were compelled to hold a meeting for the election of directors.
Defendants Cause AMTO To Establish a New Series of Preferred Stock
76. On August 26, 2010, in furtherance of their scheme to entrench themselves as officers and directors of AMTO and to enrich Cash and Zeleny to the detriment of AMTO and its public stockholders, Defendants caused AMTO to file a Certificate of Designation with the Nevada Secretary of State, signed by Cash, purporting to establish a new series of preferred stock, designating 20,000,000 shares of the Company’s preferred stock as Series A Convertible Preferred Stock, with voting rights of two votes per share.

77. Pursuant to this designation of a new class of preferred stock, AMTO purported to issue 13,305,942 shares of preferred stock to Cash and 3,433,350 shares of preferred stock to Zeleny in exchange for “debt as of August 11, 2010; AMTO further purported to issue 50,000 shares of preferred stock to Russell D. Keely (“Keely”) and 100,000 shares of preferred stock to Stanley Knowlton (“Knowlton”) for $0.20 per share as of August 31, 2010.
78. Defendants made a series of material misstatements and omissions in connection with the issuance and sale of these shares of preferred stock.
79. First, Defendants omitted to state that the Company’s Articles of Incorporation prohibited the designation of a new series of preferred stock absent stockholder approval, and further omitted to state that no stockholder approval had been obtained, or that, accordingly, the Board has no authority under Nevada law or the Company’s Articles to issue preferred stock.
80. Second, Defendants stated that the certificate had an “effective date” of August 11, 2010, but failed to disclose that earlier effective dates are not permitted under Nevada law. See NRS 78.1955(5).
81. Third, according to the preferred stock ledger, the Board stated that the consideration allegedly received in exchange for 13,305,942 shares of preferred stock issued to Cash and 3,433,350 shares of preferred stock issued to Zeleny was “debt.” On information and belief, there was no such debt. In the first place, any “debt” allegedly owed by AMTO to Cash and Zeleny had been extinguished by the issuance of 20,000,000 shares of common stock in June 2010. Further, no new or additional debt had been disclosed to AMTO or its stockholders; in light of Dr. Butcher’s ongoing efforts to obtain financing for AMTO, Dr. Butcher would have been aware of any such debt if it actually existed. Finally, if the purported “debt” was in the form of accrued wages, neither Cash nor Zeleny performed substantial services to earn such remuneration, nor were their employment agreements validated by a properly constituted Board.
82. Fourth, Defendants failed to disclose that the Board was improperly constituted, and therefore had no authority to issue preferred shares under Nevada law or the Company’s By-laws.

83. Fifth, Defendants omitted to state that AMTO qualified as an investment company under the Investment Company Act but had not registered as such, and, as an unregistered investment company was prohibited from issuing stock; even if Defendants had properly caused AMTO to register as an investment company, section 18 of the Investment Company Act would have prohibited the issuance of the type of preferred stock that was issued.
84. Sixth, Defendants affirmatively stated in the August 30, 2010 amendments to the Form 10 (discussed infra paragraphs 97 to 103) that no preferred stock had been issued; defendants omitted to state in both the August 30, 2010 and September 7, 2010 amendments to the Form 10 that AMTO had purportedly issued shares of preferred stock to Cash and Zeleny as of August 11, 2010, and Defendants omitted to state in the September 7, 2010 amendments that AMTO had purportedly sold shares of preferred stock to Keely and Knowlton as of August 31, 2010.
85. Seventh, Defendants affirmatively stated in the Form 10, as initially filed and as amended, that the 75,000,000 shares of XSP stock owned by AMTO had a value of $0.00, when in fact the Board, through Cash, had told Dr. Butcher that AMTO valued that stock at not less than $0.40 per share.
86. Defendants, as officers and directors of AMTO, had a duty to AMTO and its stockholders to disclose the matters omitted. These misstatements and omissions were material for at least three reasons: first, had all material information been fully disclosed, AMTO would not (and could not) have issued preferred stock; second, these misstatements and omissions caused AMTO to sell the improperly issued shares of preferred stock for less than they were worth; third, these misstatements and omissions allowed Defendants to cause AMTO to issue shares for improper purposes, namely the entrenchment of the current Board and the unjust enrichment of Cash and Zeleny. AMTO relied on Defendants’ misstatements and omissions in (a) issuing shares, (b) issuing the shares for inadequate consideration, and (c) issuing the shares for an improper purpose. AMTO and its stockholders were harmed by these misrepresentations and omissions because they caused AMTO to incur costs and liabilities and improperly issue stock in exchange for inadequate consideration and for improper purposes.

87. The consideration received by AMTO for these shares does not and cannot reflect the true value of an investment in AMTO because the XSP shares owned by AMTO have been improperly attributed no value. Furthermore, according to AMTO’s preferred stock ledger, AMTO issued 50,000 shares of preferred stock to Keely in exchange for $10,000 and 100,000 shares of preferred stock to Knowlton in exchange for $20,000 on August 31, 2010. In other words, Defendants caused the Company to sell shares of preferred stock to Keely and Knowlton at $0.20 per share. A similar valuation of the preferred stock issued to Cash and Zeleny would have required the Company to owe at least $3.3 million to Cash and Zeleny for those sales to have been supported by adequate (or at least comparable) consideration in the form of “debt” to be cancelled. The Company has never disclosed, and on information and belief has never owed, debts of this magnitude to Cash and Zeleny. Furthermore, whereas preferred stock comes with greater attendant rights than common stock, the Company represented to the Nevada state court on October 12, 2010 that it wished to enter into a contract with a conversion price of $2.00 per share of common stock. AMTO has not reported any material developments—during the period between April 5, 2010, when AMTO purported to first issue preferred stock to Cash and Zeleny at $0.01 per share, and August 31, 2010, when preferred stock was issued to Keely and Knowlton at $0.20 per share, or October 12, 2010, when the Company reported its intent to sell common stock at $2.00 per share—that would possibly support these wild fluctuations in the price at which the Company purports to value shares sold to insiders versus those sold to outsiders.
88. Defendants made these material misrepresentations and omissions and caused AMTO to issue and sell preferred stock for inadequate consideration in an effort to entrench the current Board and enrich Cash and Zeleny. Defendants took these actions during a period when the public filings AMTO had made with the SEC contained a series of misrepresentations and omissions in an effort to conceal them from the SEC, Dr. Butcher, and AMTO’s other public stockholders, with the desired effect that Defendants control sufficient voting shares to be able to retain their positions of control over AMTO, to the exclusion of AMTO’s public stockholders, if and when they were compelled to hold a meeting for the election of directors.

89. If they are allowed to stand, these issuances to Cash and Zeleny of a total of 16,739,292 shares of preferred stock, and the issuances to Cash and Zeleny of a total of 20,000,000 shares of common stock (described in paragraphs 66 to 75, above), would result in Cash and Zeleny gaining 53,478,584 votes in connection with votes on any matter submitted to a stockholder vote, or on which stockholders are allowed to take action by written consent in lieu of a stockholder meeting, including, but not limited to, the election of AMTO’s directors. This would give Defendants at least an aggregate of 91,798,453 of 177,728,556 total votes,(1) or 51.65 percent of the total outstanding votes, effectively giving the current officers and directors absolute voting control of AMTO. This represents an undisclosed transfer of control from the more than 700 public stockholders of AMTO, who prior to these fraudulent transactions held more than 50 percent of the outstanding voting power of AMTO, to the Defendants.
Defendants Attempt to Amend AMTO’s Articles of Incorporation to Improperly Validate Their Actions
90. On August 30, 2010, AMTO filed a Certificate of Amendment with the Nevada Secretary of State, signed by Cash, attaching Amended and Restated Articles of Incorporation for AMTO.
91. The Certificate of Amendment falsely stated that the Amended and Restated Articles of Incorporation were approved by “greater than 50%” of the voting power of the stockholders of AMTO.
92. To begin with, Dr. Butcher received no notice of a stockholders meeting. As such, no properly constituted stockholders’ meeting could have been held nor a vote properly taken with respect to the Amended and Restated Articles of Incorporation.
93. Pursuant to Article II.11 of AMTO’s Bylaws, the Company’s Articles can be

(1)	Defendants’ aggregate votes are derived by adding 58,319,869 shares of common stock listed on the Form 10 as being owned by Cash, Zeleny, Rogers, and Mason, at one vote per share, to the 16,739,292 shares of preferred stock listed on the preferred stock ledger as being owned by Cash and Zeleny, at two votes per share. The total outstanding votes are derived by adding 143,949,972 shares of common stock listed as the total outstanding shares of common stock on the Form 10, at one vote per share, plus the 16,889,292 shares of preferred stock listed on the preferred stock ledger as the total outstanding preferred shares, at two votes per share. Prior to this fraudulent scheme, AMTO had only 123,949,972 shares of common stock outstanding according to the Form 10. amended without a stockholder meeting only upon unanimous written consent of all stockholders. Dr. Butcher neither gave his written consent, nor was he asked to do so.

94. Accordingly, the Certificate of Amendment was improperly filed with the Nevada Secretary of State and includes the material misstatement that “greater than 50%” of the voting power of the stockholders of AMTO voted in favor of the amendments. Moreover, the Certificate of Amendment omitted to disclose that, in fact, neither had the matter been put to a vote of the stockholders at a properly constituted stockholder meeting, nor had AMTO received the unanimous written consent of all stockholders approving of the amendments. Further, while the Certificate of Amendment claims an effective date of August 11, 2010, it cannot have an earlier effective date than its August 30, 2010 file date under Nevada law. Thus, Defendants again caused AMTO to provide false information to the Nevada Secretary of State and the public regarding AMTO.
95. In the fraudulently filed Amended and Restated Articles of Incorporation, Defendants attempted to change the corporate governance and control of AMTO in an effort to further entrench and enrich themselves at the expense of AMTO’s public stockholders by including the following provisions: (a) authorizing the establishment or designation of a series of preferred stock, in an ex post attempt to validate their prior designation of preferred stock which had been issued to Cash, Zeleny, Keely, and Knowlton; (b) increasing the authorized common stock of AMTO so that additional shares could be issued and Defendants’ voting control of AMTO further entrenched; (c) approving a 1-for-3 reverse stock split; (d) empowering the Board with blank-check authority to designate preferred stock and attendant rights, preferences, and privileges thereto without stockholder approval, again in an ex post attempt to validate their earlier actions; (e) changing the requirements of unanimous written consent in the absence of a stockholder meeting to majority written consent, in an effort to conceal their actions from non-insider stockholders; (f) limiting the liability of AMTO’s officers and directors and authorizing AMTO to indemnify the officers and directors to the fullest extent permitted by Nevada law, in an effort to shield themselves from liability for the course of fraudulent conduct described herein; and (g) permitting the Board to amend AMTO’s Bylaws without stockholder approval, in an attempt to validate their actions to-date and further entrench themselves and exclude all non-insider stockholders from the Company’s operations.

96. Defendants’ improper attempts to amend the Articles were undertaken in an effort to retroactively authorize the actions they had already taken in an effort to entrench themselves in leadership positions at AMTO and to enrich Cash and Zeleny, to the detriment of AMTO and its public stockholders.
The Issuances of Common and Preferred Stock Were Accompanied By a Form 10 Filed with the SEC
Containing Material Misstatements and Omissions
97. On July 15, 2010, for the first time in nearly three years, AMTO made a filing with the SEC. AMTO filed a Form 10 Registration Statement signed by Cash. The Form 10 was amended on August 30, 2010 and September 7, 2010.
98. The Form 10, both as originally filed and as amended, is rife with material misstatements and omissions.
99. Among other misstatements, the Form 10 stated that: (a) Cash was an officer of XSP, whereas Cash is in fact not an officer of XSP and has not been since June 30, 2010; (b) the 75,000,000 shares of XSP stock owned by AMTO have a value of $0.00; (c) zero shares of Preferred Stock were issued and outstanding, in spite of the Company’s purported issuance of preferred stock to Cash and Zeleny on August 11, 2010, and to Keely and Knowlton on August 31, 2010; (d) the Company’s Articles of Incorporation do not include provisions for the limitation of liability for directors and officers but that the Company intended to file such amendments, whereas in truth such purported amendments had been filed with the Nevada Secretary of State with a purported effective date of August 11, 2010; and (e) no material legal proceedings are known to the Company to be threatened or contemplated against it, whereas Dr. Butcher had been threatening such action since he first learned of Defendants’ improper conduct on June 3, 2010.

100. Among other omissions, the Form 10 failed to disclose that: (a) Defendants had caused AMTO to attempt to issue preferred stock to Cash and Zeleny in violation of state and federal law, and in violation of the Company’s Articles of Incorporation and Bylaws; (b) the Company qualified as an investment company under the Investment Company Act but had failed to register as such, thereby prohibiting the Company from issuing stock; (c) the Company had an improperly constituted Board of Directors and had failed to hold elections for directors for at least 18 months in violation of its By-laws and Nevada law; (d) the transaction pursuant to which AMTO acquired the XSP shares involved the transfer of valuable assets and claims by AMTO to XSP in consideration for those shares; (e) Defendants purported to amend AMTO’s charter and capital structure effective August 11, 2010, whereas such action was prohibited by the Company’s By-laws and Nevada law; (f) the Company filed legally invalid amendments to its Articles with the Nevada Secretary of State; (g) Dr. Butcher had filed a petition to hold a stockholder meeting to elect a properly constituted Board of Directors pursuant to Nevada Revised Statutes section 78.345 on August 26, 2010; (h) Dr. Butcher had threatened additional legal action if the Company did not cancel its improper actions and remedy the Board’s actions in breach of its fiduciary duties; and (i) the Company had failed to attach the latest amendments to its articles of incorporation (including the certificate of designation) as exhibits.
101. The misstatements and omissions made in the Form 10 were material and were known to Defendants from their personal knowledge, the knowledge of the Company’s Bylaws and Articles of Incorporation attributed to them, as well as repeated communiqués from Dr. Butcher. Defendants made these material misstatements and omissions in furtherance of their course of fraudulent conduct aimed to entrench the current Board and enrich Cash and Zeleny at the expense of AMTO and its public stockholders and to conceal their fraudulent scheme and violations of the federal securities laws from the SEC.
102. In filing the materially false and misleading Form 10, Defendants caused AMTO not to consult with or seek the consent of Dr. Butcher or any other officer or director of XSP regarding the representations in the Form 10 regarding XSP, including the material under-valuation of the XSP shares owned by AMTO.
103. The Form 10 included a Report of Independent Registered Public Accounting Firm, in which the accounting firm of Chisholm, Bierwolf, Nilson & Morrill, LLC offered its opinion that “the consolidated financial statements referred to [in the Form 10] present fairly, in all material respects, the financial position of [AMTO] at April 30, 2010 and 2009, and the results of its operations and cash flows for the years then ended and for the period from inception on February 21, 2006 through April 30, 2010, in conformity with accounting principles generally accepted in the United States of America.”

Defendants Cause AMTO To Violate Section 5 of the Securities Act
104. The issuances of preferred and common stock discussed in paragraphs 66 to 89, above, were made in violation of section 5 of the Securities Act of 1933 (the “Securities Act”). No registration statement was in effect with respect to the issuances of common and preferred stock described above.
105. Accordingly, Defendants caused AMTO to violate the Securities Act and state law in furtherance of their scheme to enrich and entrench themselves at the expense of AMTO and its other stockholders and have consequently subjected AMTO to claims for rescission and damages.
Cash and Zeleny Violated Section 16 of the Exchange Act
106. Section 16 of the Exchange Act required both Cash and Zeleny, as officers and directors, as well as Cash as a greater than 10 percent stockholder, to file a Form 3 disclosing the amount of all equity securities of which Cash and Zeleny were the beneficial owners when the Form 10 became effective on September 15, 2010.
107. In spite of these obligations, Cash and Zeleny have failed and refused to file the required Forms 3. Thus, even after filing a Form 10 Registration Statement to re-register AMTO’s securities with the SEC, Defendants Cash and Zeleny have continued to violate federal securities laws.
Demands on AMTO’s Board to Pursue this Action on AMTO’s Behalf Would Be Futile
108. Defendants have refused Dr. Butcher’s repeated demands that they cease acting in a manner harmful to AMTO and its public stockholders and cancel or correct their improper acts.
109. As early as June 1, 2010, Dr. Butcher’s counsel commented on an early draft of what became the Form 10 and requested that the financial disclosures be updated to reflect the true value of the XSP shares owned by AMTO.

110. On June 4 and June 7, 2010, Dr. Butcher wrote to the Directors of AMTO stating his objection to the April 2010 creation and issuance of preferred stock and demanding its rescission. Although the Board rescinded the initial issue of preferred stock, it then immediately (on the very same day) sold Cash and Zeleny shares of common stock in exchange for the exact same inadequate consideration and for the same improper purpose. The Board subsequently (and again improperly) created a new series of preferred stock and sold it to Cash, Zeleny, Keely, and Knowlton in exchange for inadequate consideration. These stock issuances have (if allowed to stand) effectively transferred control of the Company from its public stockholders to the Defendants, who will collectively control more than 50 percent of AMTO’s voting shares. Defendants have refused to rescind these transactions, and indeed on October 12, 2010 petitioned the Nevada state court to allow AMTO to sell more shares.
111. On July 28, 2010, Dr. Butcher (through counsel) requested that Defendants resign and that AMTO appoint or hold elections for new Directors. Defendants did not comply with this request.
112. On August 12, 2010, Dr. Butcher again through counsel wrote to the Board demanding that they convene a meeting of all AMTO stockholders for the purpose of electing a new Board in compliance with the Company’s By-laws and Nevada law. Defendants did not comply with this request.
113. On August 27, 2010, Dr. Butcher (through counsel) again wrote to Defendants and demanded that they cease violating the fiduciary duties they owe and owed to AMTO and its stockholders, including Dr. Butcher. Dr. Butcher further demanded that AMTO hold a meeting of stockholders to elect new directors and that, pending the outcome of such a meeting, the Company not issue or sell any securities of AMTO or sell any portion of the Company’s holdings in XSP. Finally, Dr. Butcher demanded that the Board rescind and revoke the purported issuance of 20,000,000 shares of common stock to Cash and Zeleny. Defendants did not respond to this letter, did not reverse the issuance of 20,000,000 shares to Cash and Zeleny, did not schedule a meeting of stockholders to elect new directors, and, as detailed above, continued to act in furtherance of their course of conduct constituting a fraud on AMTO and its stockholders, including causing AMTO to issue and sell additional securities.

114. On August 26, 2010, Dr. Butcher filed a Petition before the Second Judicial District Court of the State of Nevada in and for the County of Washoe seeking to compel a meeting of AMTO’s stockholders pursuant to Nevada Revised Statutes section 78.345. A hearing on Dr. Butcher’s Petition was held on September 9, 2010, at which it was determined that AMTO had failed in its obligation to its stockholders and that a meeting of stockholders was required at the earliest practicable date to elect new directors of AMTO. The court issued an order requiring AMTO to hold such a meeting in compliance with applicable law on September 27, 2010; the meeting has not yet occurred. Dr. Butcher filed a derivative stockholder complaint in the same proceeding alleging breaches of fiduciary duties, waste, and unjust enrichment against the Defendants and others; Defendants have not yet answered or otherwise responded to those claims. However, Defendants have filed an “emergency motion” in that proceeding asking the court to allow them to sell more AMTO stock.
115. Additionally, on September 3, 2010, Dr. Butcher issued written demands to AMTO pursuant to Nevada Revised Statutes sections 78.105 and 78.257 seeking to inspect corporate books and records including AMTO’s stock ledger, Articles of Incorporation (with amendments), Bylaws (with amendments), and financial books and records. Collection of this information is still ongoing, but it is only as a result of these demands and Dr. Butcher’s monitoring of AMTO’s SEC filings that Defendants’ most recent fraudulent acts (as detailed above, including the issuance of invalidly designated and authorized preferred stock to Cash and Zeleny) and the inaccurate, incomplete and misleading filings with the SEC were discovered.
116. To date, Defendants have not complied with any of Dr. Butcher’s demands. Further demands on the improperly constituted Board (comprised of Defendants Cash, Mason, and Rogers) would be futile because it is AMTO’s current Board and officers who have acted to entrench themselves, harm AMTO, and against whom, on AMTO’s behalf, Dr. Butcher files this action. Demand on AMTO’s stockholders would likewise be futile because Defendants now (if the issuances of common and preferred stock are allowed to stand) control the voting power of the Company.

COUNT I
(Against all Defendants For Violations of Section 10(b) of the Exchange Act (15 U.S.C. § 78j(b)) and
Rule 10b-5 (17 C.F.R. § 240.10b-5))
117. Dr. Butcher incorporates by reference and re-alleges each and every allegation contained above, as though fully set forth herein.
118. As alleged herein, Defendants, and each of them, carried out a plan, scheme, and course of conduct which was intended to and did deceive and induce AMTO to take the actions outlined above, including issuing illegal and invalid shares through materially false and misleading statements and omissions for inadequate consideration. In furtherance of this unlawful scheme, plan and course of conduct, these Defendants, and each of them, took the actions set forth herein.
119. As alleged herein, these Defendants, and each of them, (a) employed devices, schemes, and artifices to defraud; (b) knowingly and recklessly made untrue statements of material fact and/or omitted to state material facts necessary, in the light of the circumstances in which they were made, to make the statements not misleading, as set forth in paragraphs 57-59, 71-73, and 78-85; and (c) engaged in acts, practices, and a course of business which operated as a fraud and deceit upon AMTO and its stockholders, all in an effort to induce AMTO to issue and sell shares of common and preferred stock, and in connection with the purchases and sales of shares of common and preferred stock, in violation of section 10(b) of the Exchange Act and Rule 10b-5.
120. The statements and omissions, as alleged in paragraphs 57-59, 71-73, and 78-85, were materially false and misleading; at the time they were made, Defendants knew or recklessly ignored, and failed to disclose, the matters set forth herein.
121. The conduct described herein constitutes a series of acts, practices and course of business which operated as a fraud and deceit upon AMTO and its stockholders. At the time of the actions described herein, Defendants knew or recklessly ignored, and failed to disclose, that their conduct constituted a fraud and deceit upon AMTO and its stockholders, violated the Company’s By-laws and Articles of Incorporation, was contrary to state and federal law, and was in breach of their duties to the Company and its stockholders.

122. In ignorance of the true facts withheld from AMTO, and relying directly on the truth, accuracy, and completeness of representations and warranties made by these Defendants, and their obligations to act in compliance with the laws and governing documents and act in the best interests of the Company and its stockholders, AMTO sold shares of common and preferred stock, including selling such shares to Cash and Zeleny, allowing Defendants to entrench themselves and Cash and Zeleny unjustly to enrich themselves at the expense of AMTO and its other stockholders.
123. Had AMTO known that Defendants were engaged in this deceptive and manipulative course of dealings, including that the representations Defendants made and failed to make to the SEC were false and misleading, AMTO would not reasonably have issued or sold these shares.
124. As a direct and proximate result of the wrongful conduct of Defendants, done in violation of section 10(b) and Rule 10b-5, AMTO has incurred resulting economic losses in an undetermined amount, to be proven at trial, including any amounts necessary to remedy AMTO’s failure to make appropriate disclosures to and registrations with the SEC, for which AMTO is entitled to compensatory damages, plus attorney’s fees and interest.
125. In addition, based on the foregoing violations, and pursuant to section 29(b) of the Exchange Act (15 U.S.C. § 78cc(b)), AMTO is entitled to have the Court declare void the sales of shares made as part of this fraudulent scheme, including the issuances of common and preferred stock to Cash and Zeleny and the sales of preferred stock to Keely and Knowlton.
COUNT II
(Against Cash and Zeleny for Violation of Section 20(a) of the
Exchange Act (15 U.S.C. § 78t))
126. Dr. Butcher incorporates by reference and re-alleges each and every allegation contained above, as though fully set forth herein.
127. There was a primary violation of the federal securities laws by Defendants.

128. In light of his position as CEO, President, and a Director of AMTO, Cash effectively controlled and did exercise actual power and control over AMTO, Zeleny, Rogers, and Mason. In light of his position as CFO and Treasurer, Zeleny effectively controlled and did exercise actual power and control over AMTO, Rogers, and Mason.
129. Cash’s and Zeleny’s actions, as described above, were not made in good faith and did directly or indirectly induce the acts constituting the violations set forth herein, which violations were made in furtherance of a scheme to entrench AMTO’s current Board and its officers, including Cash and Zeleny, and to enrich Cash and Zeleny at the expense of AMTO and its public stockholders.
130. Accordingly, Cash and Zeleny are liable as control persons pursuant to section 20(a) of the Exchange Act.
WHEREFORE, Plaintiff Dr. Butcher on behalf of nominal Defendant AMTO prays for:
A. An award of compensatory, consequential, statutory, exemplary and/or punitive damages to remedy the harm caused by Defendants’ fraudulent and deceptive scheme and the acts taken in furtherance thereof;
B. A declaration that the shares issued pursuant thereto are void;
C. An award of costs and reasonable attorneys’ fees incurred by Plaintiff; and
D. Such other relief as the Court deems just and equitable.
DEMAND FOR JURY TRIAL
Plaintiff demands a trial by jury on all issues triable as of right by a jury.

DATED this 15th day of October, 2010.	Respectfully submitted, BROWNSTEIN HYATT FARBER SCHRECK, LLP
	By:	/s/ Jeffrey S. Rugg
Kirk B. Lenhard, Esq., Bar No. 1437
Clark V. Vellis, Esq., Bar No. 5533 Jeffrey S. Rugg, Esq., Bar No. 10978 100 City Parkway, Suite 1600 Las Vegas, Nevada 89106-4614

Attorneys for Plaintiff DR. BRUCE BUTCHER

VERIFICATION

STATE OF WASHINGTON	)
	)	ss:
COUNTY OF KING	)
I, Dr. Bruce Butcher, state under oath that I have read the foregoing Verified Stockholder Derivative Complaint, know the contents thereof, and that the same is true and correct to the best of my knowledge and belief.

/s/ Dr. Bruce Butcher
Dr. Bruce Butcher
Subscribed and sworn to before me this 15 day of October, 2010

/s/ Connie B. Cox Notary Public	[Sealed by Notary — State of Washington]

Exhibit 8
Dr Bruce Butcher
Bruce Butcher is a graduate of the University of Western Australia and a postgraduate of the Universities of London and Cambridge. Bruce holds two PhD degrees in company law: one from the University of Cambridge, the other from the University of London. He is the author of several published works in the field of company law, with an emphasis upon corporate governance and directors’ duties in English and in Australian company law. His book entitled, Directors’ Duties: A New Millennium, A New Approach? was published in London in 2000.
Bruce is admitted to practice as a solicitor in England and Wales, Western Australia, Victoria and New South Wales. He has specialised in commercial and corporate law for over 25 years in both the private and public sectors, and has wide experience in corporate governance, FSA, LSE, ASIC and ASX regulation, corporate finance and government relations. From 1997 to 2000, Bruce was ASIC’s General Counsel: Special Projects, and also Director, Markets and Major Matters, at its head office in Melbourne. During 2000, he was the Visiting Senior Research Fellow in Company Law at the Institute of Advanced Legal Studies, University of London.
From 2001 to 2005, Bruce was Chief Executive Officer and Managing Director of Sydney Gas Ltd in Australia. Bruce took Sydney Gas from an exploration company to a production company. Under his leadership and direction, Sydney Gas built the first two gas plants in New South Wales and became the first company in New South Wales to be granted a petroleum production lease, to commercialise an onshore gas project, and to sell locally produced gas into the New South Wales gas market.
From 2006 to 2007, Bruce was Chief Executive Officer and Managing Director of Niuminco Ltd, an unlisted public company formed to acquire and amalgamate various mining leases and exploration licences over gold, silver, nickel, copper and other minerals properties strategically located across tried and proven producing areas of Papua New Guinea. Bruce assembled the technical, operational, corporate and finance teams necessary to recommence mining operations at an historically producing gold and silver mine at Edie Creek via Wau, in the Highlands of PNG, and raised all the monies required to fund Niuminco, before on-selling those assets during September 2007.
Bruce established XS Platinum Ltd during 2007 in order to acquire what was once an historically significant platinum mine in the remote reaches of south-western Alaska near the village of Platinum via Goodnews Bay on the Bering Sea. As Chairman and Chief Executive Officer of XS Platinum, Bruce raised all the monies required to acquire a large number of mining claims and to fund XS Platinum going forward. He assembled the technical, operational, corporate and finance teams necessary to recommence mining operations and put the mine back into production. Since 2009, XS Platinum has been producing platinum and platinum group metals, including gold, for sale, from its Platinum Creek Mine in Alaska.
Bruce is an experienced company director having advised, or served on, the boards of a number of public, and listed public, companies since 1983. He is a director of Positive Eye-D Ltd, Dynasty Resources Pty Ltd, XS Platinum Ltd and XS Platinum Inc. He is a resident of London, UK, but regularly travels throughout North America and Europe.

Mr Mark Balfour
Mark Balfour is a Resources and Corporate Lawyer with more than 30 years experience in practice variously as a Sole Practitioner, Partner in small to medium size Australian law firms, Corporate Counsel and Company Secretary to an ASX top 300 company and as both in-house and external Legal Counsel to various public companies, some governed by foreign jurisdictions and some with foreign assets.
Mark is a specialist in Corporate Law, Banking and Finance, Resources Law and Business Management. As a Company Secretary, Mark has had responsibility for most aspects of corporate governance and regulatory compliance for several listed entities, and private corporate and trust entities.
In recent years, Mark has been predominantly engaged in contract negotiation and drafting of contracts for resources acquisitions, joint ventures, farm-ins, upstream gas exploration, resources and sample drilling, fracture stimulation services, pipeline construction and land access. He has also conducted community consultations and project presentations. Mark has also implemented and supervised due diligence processes involving several participants and large acreages in the Australian E&P oil and gas sector, Indonesian E&P oil and gas sector, Papua New Guinea mining sector and North American mining sectors.
In the corporate arena, Mark continues to be active in supervising and contributing to the drafting of corporate constitutions, prospectuses and other incorporation and capital raising documents related to the listing and financing of various public companies engaged in the oil and gas, mining, IT and biotech industries. His expertise in the area of corporate governance, and his experience as Company Secretary to various public companies, has complemented his legal advisory role in listings and capital raisings. Mark has also developed invaluable experience contributing to corporate strategic planning and executive management at all levels of both public and private corporate entities.
Since 1 November 2007, Mark has been an Executive Director of XS Platinum Ltd, an unlisted public company formed to acquire various platinum mining claims in south-western Alaska. Since 2009, XS Platinum has been producing platinum and platinum group metals, including gold, for sale, from its Platinum Creek Mine in Alaska.
Mark is a director of Dynasty Resources Pty Ltd, XS Platinum Ltd, XS Platinum Inc and Corporate Management Consultancy Pty Ltd. He is also a Trustee of Fremantle Hospital Medical Research Foundation in Fremantle, Australia. Mark is a resident of Seattle, Washington, USA.

Mr Sergio Di Vincenzo
Sergio Di Vincenzo is a Certified Practicing Accountant (“CPA”), a professional fellow of the National Institute of Accountants (Australia) and a fellow of the Taxation Institute of Australia. Sergio is the Managing Director of Aspen Corporate, a CPA accounting practice employing approximately 28 staff that he started in 1990. He specialises in corporate and personal taxation, business services and financial consulting.
In his business services role, Sergio regularly provides consultancy services in the area of organisational change, corporate strategy, mergers and acquisitions, business development and corporate performance management. Through his professional association with many corporate entities, Sergio evaluates business strategies and provides strategic advice on a variety of business developments, including mergers and acquisitions.
Sergio has for many years been actively involved with the capital-raising of various small- to mid-cap mining ventures and is also a director of several mining exploration entities with interests in Australia and South America. He resides in Perth, Western Australia.

Mr James Slade
Profile:
30 years experience in owning and operating companies with up to 150 employees.
Managing Partner of the largest placer gold mining operation in the contiguous US.
15 years alluvial mining experience, US Patent applications on several recovery systems.
Experience:
Pioneer Mining Group, Liberty, Washington — 2001 to 2009
President: Pioneer was the majority partner and operator of Liberty Mining & Exploration LLC. Their Swauk Creek Mine was the development site for a revolutionary alluvial mining system marketed by AuVERT Gold Systems Inc. Mr. Slade was the Managing Partner of Liberty Mining responsible for all operations.
Gypsy Mining & Exploration, Memphis, Tennessee — 1996 to 2001
Managing Partner: Primarily responsible for the mineral resource development. Duties included cost control, purchasing and logistics for project development. Worked directly with engineering firms and geologists to determine project feasibility.
Tule Canyon Mine, Goldpoint, Nevada — 1998 to 1999
Mine Manager: Gypsy Mining purchased a mothballed placer mine in the high desert of Nevada. Mr. Slade was responsible for plant design, equipment purchase, operational concerns and permitting. Tule Canyon was the largest placer mine in the contiguous United States. It was closed for permitting reasons when an archeological site was encountered.
Black Claims Inc, 29 Palms, California — 1997 to 1998
Mining Consultant: Mr. Slade was the joint venture representative for development of mining claims in the Old Dale Mining District in Southern California. Black Claims used modern recovery methods to extract free gold from old mining tails in the high desert.
Volco Mining Venture, Baker, California — 1996 to 1997
Mining Consultant: Assisted in the testing and mine development of a volcanic ash project in the desert. Responsible for sample collection, mapping and assay control.
Talon Petroleum Inc, Larnaca, Cypress — 1992 to 1995
Managing Director: Talon was a joint operating partner in developing fields in Syria. Mr. Slade successfully negotiated a marketing agreement with the Syrian Petroleum Company to purchase crude oil for sale into Eastern European markets. His responsibilities included contract negotiations, tanker scheduling and financing requirements. Talon was sold in 1995 to a Dubai operating company.
Franklin Oilfield Supply Company, Calgary, Alberta — 1981 to 1992
Director of Special Projects for Middle East: Mr. Slade was responsible for introducing the company into Middle East markets, principally, Syria, Iran, Lebanon and Dubai. During this time, he arranged contracts for equipment sales in excess of $175 million dollars.

Calfor Data Inc, Calgary, Alberta — 1978 to 1981
Owner, President: Calfor was conceived and started by Mr. Slade. It was the first mobile document destruction company in the world and became MobilShred. The corporation started a new industry and grew through an aggressive franchising expansion program. Mr. Slade sold his interest in the company that he founded in 1981.
Education
Business Administration — Finance, Mount Royal College, Alberta, Canada
Professional Affiliations
Canadian Institute of Mining
Member of Mensa
American Petroleum Institute

Mr Robert Pate
Robert Pate is a geologist with 35 years of experience in the mineral industry. He has worked as an exploration or mine geologist, mine engineer, mine superintendent and General Manager on mining projects all over the world. He holds a Bachelor of Science degree in Geology from Fort Lewis College in Durango, Colorado, USA, having graduated in 1975.
Robert is employed by XS Platinum Inc as its General Manager. He has a very strong background in gold and silver exploration/production, project development, operating open pit mines and running large-scale mining operations. He is based in XS Platinum’s Seattle office. He was responsible for the Phase I construction and start-up of XS Platinum’s Platinum Creek Mine in Alaska during the first half of 2010, that has enabled XS Platinum to move into the production phase of its operations. XS Platinum is now producing platinum and platinum group metals, including gold, for sale, from these operations.
Before joining XS Platinum at the start of 2010, Robert was Vice-President of Operations and Project Manager for Goldrich Mining Corp at Chandalar, located north of the Arctic Circle in Alaska. There he was instrumental in the discovery and drilling of Alaska’s first documented large-scale aggredational placer deposit containing over 250,000 oz of gold. He worked with Goldrich from 2006 to 2008.
Robert has held a series of progressively responsible positions with Coeur d’Alene Mines Corporation as Mine Superintendent and General Manager of the Thunder Mountain Mine, located in an exempt area allowing mining within the Frank Church River of No Return Wilderness Area in Idaho. Upon exhaustion of mineable reserves and the subsequent mine closure, he supervised mine and mill decommissioning and the environmental reclamation which resulted in Coeur being awarded the first DuPont/Conoco National Environmental Leadership Award. Robert also worked on the development of the Fachinal Mine in southern Chile while with Coeur. In all, he spent five years on several of Coeur’s projects from 1988 to 1992.
From 1995 to 1988, Robert was with Atlas Precious Metals, and was a member of the team that discovered the Gold Bar Mine located on Roberts Mountain in the Carlin Trend of Nevada. As Mining Foreman with Freeport McMoRan, at its world-class Grasberg Mine in Indonesia, he was part of the expansion team leading the mining operation/expansion from 250,000 tons per day to 750,000 tons per day. He spent three years with Freeport from 1996 to 1998.
Robert was Project Manager for Yamaha on large scale gold and silver exploration projects in Papua New Guinea and Argentina. His work in the Patagonia region of Argentina led to the discovery of the Mina Martha high-grade silver mine that is currently owned and operated by Coeur d’Alene Mines. He was with Yamaha from 1998 to 2000.

Robert became a certified MSHA safety trainer in the late 1970s. From time-to-time, when he has been working on various projects as either an engineer or as a geologist, Robert has also served as the company’s safety trainer at different mine sites. Subsequent positions during his career have required him to work closely with safety personnel and safety programs in a supervisory or management role. While working at the Grasberg Mine, for instance, his exposure to safety training was greatly expanded through teaching the Indonesian national workers safe mining methods. Through the combined efforts of the training and safety departments, along with the hands-on approach to safety required by Freeport McMoRan of their expatriate supervisors, the Grasberg Mine has one of the lowest accident rates in the world. This dedication to safety and accident prevention, has been carried forward by Robert with his present work at the Platinum Creek Mine in Alaska.
Robert has extensive international experience in the US, Chile, Argentina, Papua New Guinea and Indonesia. He resides in Spokane, Washington, USA.

Exhibit 9
SUBSCRIPTION AGREEMENT
THIS SUBSCRIPTION AGREEMENT (this “Agreement”), is dated as of December  , 2009, by and between ADVANCED MINERAL TECHNOLOGIES, Inc., a Nevada corporation (the “Company”), and the subscribers listed on Schedule I hereto (the “Subscribers”).
WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”);
WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers shall purchase (such sale and purchase, the “Offering”) for a purchase price equal to the principal amount thereof (the “Purchase Price”) (i) a minimum of $300,000 (the “Minimum Purchase Price”) and a maximum of $1,000,000 (the “Maximum Purchase Price”) aggregate principal amount (“Principal Amount”) of Senior Secured Convertible Notes of the Company (“Note” or “Notes”), a form of which is annexed hereto as Exhibit A, which Notes shall be convertible into the Company’s Class B non-voting common shares, $0.0001 par value per share (the “Class B Common Stock” and, together with the Company’s Class A voting common shares, $0.0001 par value per share, the “Common Stock”), at a per share conversion price as set forth in the Notes (“Conversion Price”); and (ii) share purchase warrants (the “Warrants”) in the form attached hereto as Exhibit B, to purchase shares of the Company’s Common Stock (the “Warrant Shares”). The Notes, shares of Common Stock issuable upon conversion of the Notes (the “Conversion Shares”), the Warrants and the Warrant Shares are collectively referred to herein as the “Securities”; and
WHEREAS, the aggregate proceeds of the sale of the Notes and the Warrants contemplated hereby shall be held in escrow by                     (the “Escrow Agent”) pursuant to the terms of an Escrow Agreement to be executed by the parties substantially in the form attached hereto as Exhibit C (the “Escrow Agreement”).
NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:
1. Closing Date. The “Closing Date” shall be the date that all conditions to closing set forth in this Agreement (including deposit of the Minimum Purchase Price to or for the benefit of the Company in immediately available funds) are satisfied or waived. The consummation of the transactions contemplated herein shall take place at the offices of                                          as otherwise agreed to by the parties. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, Subscribers shall purchase and the Company shall sell to Subscribers the Notes and Warrants as described in Section 2 of this Agreement.

2. Notes and Warrants.
(a) Notes. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, each Subscriber shall purchase and the Company shall sell to the Subscriber a Note in the Principal Amount designated on Schedule I hereto for such Subscriber’s Purchase Price indicated thereon. The Company shall amend Schedule I from time to time to reflect information for new subscriptions in the Offering.
(b) Warrants. On the Closing Date, the Company will issue and deliver the Warrants to the Subscribers. Each Subscriber shall receive Warrants having an aggregate Exercise Price equal to the Principal Amount of Notes purchased by such Subscriber. The exercise price to acquire each Warrant Share upon exercise of a Warrant shall initially be equal to $2.00, subject to adjustment as described in the Warrants. The Warrants shall be exercisable until five (5) years after the initial Closing Date of the Offering.
(c) Allocation of Purchase Price. The Purchase Price will be allocated among the components of the Securities so that each component of the Securities will be fully paid and non-assessable.
(d) Distribution of Purchase Price. Notwithstanding anything to the contrary contained in this Agreement or otherwise, pursuant to the terms of the Escrow Agreement], on the Closing Date the Escrow Agent shall deliver to the Company the Purchase Price for the Securities purchased on such Closing Date, less payment of reasonable legal, placement and finders fees associated with the Offering.
3. Security Interest. The holders of Notes (the “Secured Parties”) will be granted a security interest in certain assets of the Company and Subsidiaries (as defined in Section 5(a) of this Agreement), which security interest will be memorialized in a “Security Agreement,” a form of which is annexed hereto as Exhibit D. The Company will execute such other agreements, documents and financing statements reasonably requested by the Secured Parties, which will be filed at the Company’s expense with the jurisdictions, states and counties designated by the Secured Parties.
4. Subscriber Representations and Warranties. Each of the Subscribers hereby represents and warrants to and agrees with the Company that:
(a) Organization and Standing of the Subscriber. The Subscriber is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.
(b) Authorization and Power. Subscriber has the requisite power and authority to enter into and perform this Agreement and the other Transaction Documents and to purchase the Note and Warrant being sold to it hereunder. The execution, delivery and performance of this Agreement and the other Transaction Documents by Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or other action, and no further consent or authorization of Subscriber or its Board of Directors, Managers, partners, officers, stockholders or members, if applicable, is required. This Agreement and each of the other Transaction Documents to be executed by Subscriber has been duly authorized, executed and delivered and constitutes a valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with the terms thereof.

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(c) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation by Subscriber of the transactions contemplated hereby and thereby or relating hereto and thereto do not and will not (i) result in a violation of Subscriber’s charter documents, bylaws or other organizational documents, if applicable, (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which Subscriber is a party, nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on Subscriber’s performance of this Agreement and the other Transaction Documents). Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the other Transaction Documents nor to purchase the Securities in accordance with the terms hereof and thereof, provided that for purposes of the representation made in this sentence, Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.
(d) Information on Company. Subscriber has been furnished with or has had access to and may have received in writing from the Company such other information concerning its operations, financial condition and other matters as Subscriber has requested in writing, identified thereon as “REPORTS” or OTHER WRITTEN INFORMATION (such other information is collectively, the “Reports” or “Other Written Information”), and considered all factors Subscriber deems material in deciding on the advisability of investing in the Securities. The Subscriber confirms that no oral or written representations or warranties have been made to the Subscriber by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries, other than any representations of the Company contained in this Agreement, and in subscribing for Notes and Warrants, the Subscriber is not relying upon any representations other than those contained herein.
(e) Information on Subscriber. Subscriber is, and will be at the time of the conversion of the Notes and exercise of the Warrants, an “accredited investor”, as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States privately-held companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the Signature Page and Schedule I hereto regarding Subscriber is accurate. The Subscriber is not relying on the Company or any of the Company’s employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in its investment in the Offering.

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(f) Purchase of Notes and Warrants. On the Closing Date, Subscriber will purchase its Note and Warrants as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.
(g) Compliance with Securities Act. Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.
(h) Conversion Shares and Warrant Shares Legend. The Conversion Shares and Warrant Shares shall bear the following or similar legend:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.”
(i) Notes and Warrants Legend. The Notes and Warrants shall bear the following or similar legend:

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“NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON [CONVERSION —or- EXERCISE THEREOF] HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.”
(j) Communication of Offer. The offer to sell the Securities was directly communicated to Subscriber by the Company. At no time was Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.
(k) No Governmental Review. Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.
(l) Placement Agents. The Subscriber acknowledges that the Company may engage one or more placement agents or finders in connection with the Offering, and that such placement agents or finders may receive (i) a cash fee in an amount up to 10% of the Purchase Price of Notes and Warrants placed by such person in the Offering and (ii) warrants (“Placement Warrants”) to purchase a number of shares of Common Stock equal to up to 10% of the aggregate number of Conversion Shares and Warrant Shares underlying the Notes and Warrants placed by such person in the Offering. The Subscriber acknowledges that any Placement Warrants shall have substantially the same terms as the Warrants sold in the Offering. The Subscriber further acknowledges that the Company has engaged a finder or finders with respect to the Offering and that such finders will receive, in the aggregate, two and one-half percent (2.5%) of the Purchase Price of all Notes and Warrants sold in the Offering. The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.
(m) No Subscription Until Accepted. This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription, in whole or in part, for any reason and/or to withdraw the Offering at any time.

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(n) Correctness of Representations. Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless Subscriber otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date.
(o) Survival. The foregoing representations and warranties of the Subscriber shall survive the Closing Date.
5. Company Representations and Warranties. The Company represents and warrants to and agrees with each Subscriber that:
(a) Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purposes of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity. As of the Closing Date, all of the Company’s Subsidiaries and the Company’s ownership interest therein is set forth on Schedule 5(a).
(b) Outstanding Stock. All issued and outstanding shares of capital stock and equity interests in the Company have been duly authorized and validly issued and are fully paid and non-assessable.
(c) Authority; Enforceability. This Agreement, the Notes, Warrants, Security Agreement, the Escrow Agreement, and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

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(d) Capitalization and Additional Issuances. The authorized and outstanding capital stock of the Company and Subsidiaries on a fully diluted basis as of the date of this Agreement and the Closing Date (not including the Securities, and adjusted to reflect the Planned Split) are set forth on Schedule 5(d). Except as set forth on Schedule 5(d), there are no options, warrants, or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock or other equity interest of the Company or any of the Subsidiaries. There are no outstanding agreements or preemptive or similar rights affecting the Company’s Common Stock.
(e) No Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company or any of its Affiliates, or of the Company’s stockholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents.
(f) No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Section 4 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement and all other Transaction Documents entered into by the Company will:
(i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the certificate of incorporation or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or
(ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates except in favor of Subscribers as described herein; or
(g) The Securities. The Securities upon issuance:
(i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances (other than any arising out of Subscriber’s ownership of such Securities), subject only to restrictions upon transfer under the 1933 Act and any applicable state securities laws;
(ii) have been, or will be, duly authorized and on the dates of issuance of the Conversion Shares upon conversion of the Notes, and the Warrant Shares upon exercise of the Warrants, such Conversion Shares and Warrant Shares will be validly issued, fully paid and non-assessable;

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(iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company; and
(iv) will not subject the holders thereof to personal liability by reason of being such holders.
(h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the complete and timely performance by the Company of its obligations under the Transaction Documents. Except as disclosed on Schedule 5(h), there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.
(i) No Market Manipulation. The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.
(j) Information Concerning Company. Any Reports and Other Written Information do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances and when made.
(k) Defaults. The Company is not in violation of its articles of incorporation or bylaws. Except as set forth in Schedule 5(k), the Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.
(l) No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security of the Company nor solicited any offers to buy any security of the Company under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions. No prior offering will impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder. Neither the Company nor any of its Affiliates will take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder. The Company will not conduct any offering other than the transactions contemplated hereby that may be integrated with the offer or issuance of the Securities that would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

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(m) No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.
(n) Investment Company. Neither the Company nor any Affiliate of the Company is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
(o) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.
(p) No Brokers. Other than placement agents and finders receiving compensation as described in Section 4(l), the Company has not agreed to provide any party with fees, commissions, credit enhancement fees, due diligence fees, lead investor fees, or similar payments in connection with the Offering.
(q) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided, that, if such representation or warranty is made as of a different date, in which case such representation or warranty shall be true as of such date.
(r) Survival. The foregoing representations and warranties of the Company shall survive the Closing Date.
6. Regulation D Offering. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder.

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7. Covenants of the Company. The Company covenants and agrees with the Subscribers as follows, provided the Company or any successor has a class of securities that is or becomes registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or is required to file reports under Section 15(d) of the Exchange Act, with respect to (a) — (c), (e) and (f) below:
(a) Stop Orders. Subject to the prior notice requirement described in Section 7(n), the Company will advise the Subscribers, within twenty-four hours after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscribers.
(b) Listing/Quotation. The Company shall promptly secure the quotation or listing of the Conversion Shares and Warrant Shares upon each national securities exchange, or automated quotation system upon which the Company’s Common Stock may be quoted or listed and upon which such Conversion Shares and Warrant Shares are or become eligible for quotation or listing (subject to official notice of issuance) and shall maintain the same so long as any Notes and Warrants are outstanding. The Company will provide Subscribers with copies of any notices it receives notifying the Company of the threatened or actual delisting of the Common Stock from any principal trading exchange or market for the Common Stock at any time (the “Principal Market”). As of the date of this Agreement, the Company has no Principal Market.
(c) Market Regulations. If required, the Company shall notify the Commission, any Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to the Subscribers.
(d) Use of Proceeds. The proceeds of the Offering will be employed by the Company for expenses of the Offering and general working capital. Except as described on Schedule 7(d), the Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company nor non-trade obligations outstanding on the Closing Date. For so long as any Note is outstanding, the Company will not prepay any financing related debt obligations, except equipment payments, nor redeem any equity instruments of the Company without the prior consent of the Subscribers.
(e) Reservation. For so long as any Notes or Warrants remain outstanding, the Company shall reserve out of its authorized but unissued shares of Common Stock, a sufficient number of shares to accommodate the conversion and exercise of all Notes and Warrants outstanding at such time.

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(f) Taxes. From the date of this Agreement and for so long as any Notes or Warrants remain outstanding, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.
(g) Non-Public Information. The Company covenants and agrees that neither it nor any other person acting on its behalf will, at any time while the Company’s Common Stock is publicly traded, provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have agreed in writing to accept such information. The Company understands and confirms that Subscribers may be relying on the foregoing covenant in effecting transactions in securities of the Company.
(h) Negative Covenants. So long as a Note is outstanding, without the consent of the Subscribers, the Company will not and will not permit any of its Subsidiaries to directly or indirectly:
(i) create, incur, assume or suffer to exist any pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, mortgage, security deed or deed of trust, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction) (each, a "Lien”) upon any of its property, whether now owned or hereafter acquired except for: (A) Liens securing Obligations (as defined in the Security Agreement), and (B) (a) Liens imposed by law for taxes that are not yet due or are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles; (b) carriers’, warehousemen’s, mechanics’, material men’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) Liens created with respect to the financing of the purchase of new property in the ordinary course of the Company’s business up to the amount of the purchase price of such property; (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property; (g) Liens that are expressly subordinate to the Liens securing the Obligations; and (h) Liens set forth on Schedule 7(h) (each of (a) through (h), a “Permitted Lien”);

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(ii) amend its certificate of incorporation, bylaws or its charter documents so as to materially and adversely affect any rights of the Subscribers (an increase in the amount of authorized shares and an increase in the number of directors will not be deemed adverse to the rights of the Subscribers);
(iii) repay, repurchase or offer to repay, repurchase or otherwise acquire or make any dividend or distribution in respect of any of its Common Stock, preferred stock, or other equity securities other than to the extent permitted or required under the Transaction Documents;
(iv) engage in any transactions with any officer, director, employee or any Affiliate of the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $100,000 other than (i) for payment of salary, or fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company, and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company; or
(v) prepay or redeem any financing related debt or past due obligations or securities outstanding as of the Closing Date, or past due obligations (except with respect to vendor obligations, or any such obligations which in management’s good faith, reasonable judgment must be repaid to avoid disruption of the Company’s businesses).
(i) Seniority. Except for Permitted Liens, until the Notes are fully satisfied or converted, the Company shall not grant nor allow any security interest to be taken in any assets of the Company or any Subsidiary or any Subsidiary’s assets; nor issue any debt, equity or other instrument which would give the holder thereof directly or indirectly, a right in any assets of the Company or any Subsidiary or any right to payment equal to or superior to any right of the Subscribers as holders of the Notes in or to such assets or payment, nor issue or incur any debt not in the ordinary course of business.
(j) Notices. For so long as the Subscribers hold any Securities, the Company will maintain a United States address and United States fax number for notice purposes under the Transaction Documents.

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(k) Transactions With Insiders. So long as the Notes are outstanding, the Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment, or arrangement relating to the sale, transfer or assignment of any of the Company’s tangible or intangible assets with any of its Insiders (as defined below) (or any persons who were Insiders at any time during the previous two (2) years), or any Affiliates (as defined below) thereof, or with any individual related by blood, marriage, or adoption to any such individual (any such action an “Insider Transaction”), unless (i) such Insider Transaction is on terms that are not materially less favorable to the Company than those that could have been obtained in a comparable transaction by the Company with an unrelated party and (ii) the Company delivers to the Subscribers, with respect to any Insider Transaction or series of related Insider Transactions involving aggregate payments or consideration in excess of $100,000, a resolution of the Board of Directors certifying that such Insider Transaction complies with clause (i) above and that such Affiliate Transaction has been approved by a majority of the independent members of the Board of Directors. “Affiliate” for purposes of this Section 7(k) means, with respect to any person or entity, another person or entity that, directly or indirectly, (w) has a ten percent (10%) or more equity interest in that person or entity, (x) has ten percent (10%) or more common ownership with that person or entity, (y) controls that person or entity, or (z) shares common control with that person or entity. “Control” or “Controls” for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity. For purposes hereof, “Insiders” shall mean any officer, director or manager of the Company, including but not limited to the Company’s president, chief executive officer, chief financial officer and chief operations officer, and any of their affiliates or family members.
8. Indemnification.
(a) The Company will indemnify and hold harmless the Subscriber and, where applicable, its directors, managers, members, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Company contained herein or in any of the other Transaction Documents being untrue in any material respect or any breach or failure by the Company to comply with any covenant or agreement made by the Company to the Subscriber herein or in any of the other Transaction Documents.
(b) Each Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing from and against any and all Loss arising out of or based upon any representation or warranty of such Subscriber contained herein or in any document furnished by such Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by such Subscriber to comply with any covenant or agreement made by such Subscriber herein or therein; provided, however, that a Subscriber shall not be liable for any Loss that in the aggregate exceeds such Subscriber’s aggregate Purchase Price paid in the Offering.
(c) The procedures set forth in Secton 9.5 shall apply to the indemnification set forth in this Secton 8.
9.1. Piggy-Back Registration Rights. The Company hereby grants the following registration rights to holders of the Securities.

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(i) As used herein, “Registrable Securities” means the Conversion Shares issued and/or issuable upon conversion of all of the Notes and the Warrant Shares issued and/or issuable upon exercise of all of the Warrants; provided, however, that Registrable Securities shall not include securities which (A) are registered for resale in an effective registration statement, (B) are included for registration in a pending registration statement, (C) have been issued without further transfer restrictions after a sale or transfer pursuant to Rule 144 under the 1933 Act or (D) which may be immediately and perpetually resold under Rule 144 without volume limitations.
(ii) If the Company at any time proposes to register any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, it will give at least ten (10) days’ prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within ten (10) days after the giving of any such notice by the Company, to register any of the Registrable Securities not previously registered, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holders of such Registrable Securities (the “Seller” or “Sellers”). In the event that any registration pursuant to this Secton 9.1(ii) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction; and provided, further, that any such reduction shall be made to all Sellers and others exercising similar piggy-back registration rights on a pro rata basis, in accordance with the number of shares requested to be included in such registration statement by such persons. The Company may withdraw or delay or suffer a delay of any registration statement referred to in this Secton 9.1 without thereby incurring liability to any Seller.
9.2. Registration Procedures. If and whenever the Company is required by the provisions of Secton 9.1 to effect the registration of any Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:
(a) Promptly provide to the holders of the Registrable Securities copies of all filings and Commission letters of comment and notify the Sellers (by telecopier and by e-mail addresses provided by the Subscribers) on or before the second business day thereafter that the Company receives notice that (i) the Commission has no comments or no further comments on the registration statement, and (ii) the registration statement has been declared effective;
(b) furnish to each Seller, at the Company’s expense, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such Seller reasonably may request in order to facilitate the public sale or disposition of the Registrable Securities covered by such registration statement, or make such materials electronically available;

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(c) use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or “blue sky” laws of New York and such jurisdictions as the Sellers shall request in writing, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;
(d) list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;
(e) notify the Sellers within twenty-four (24) hours of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or which becomes subject to a Commission, state or other governmental order suspending the effectiveness of the registration statement covering any of the Registrable Securities;
(f) provide to the Sellers copies of the Registration Statement and amendments thereto five (5) business days prior to the filing thereof with the Commission.
9.3. Provision of Documents. In connection with each registration described in this Secton 9, each Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as the Company may reasonably request.
9.4. Expenses. All expenses incurred by the Company in complying with Secton 9, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of FINRA, transfer taxes, and fees of transfer agents and registrars, are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called “Selling Expenses.” The Company will pay all Registration Expenses in connection with any registration statement described in Secton 9. Selling Expenses in connection with each such registration statement shall be borne by the Sellers and any other persons selling securities under such registration statement and shall be apportioned among such persons in proportion to the number of shares included in the registration statement for sale by such person relative to the aggregate number of shares included in such registration statement.

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9.5. Indemnification and Contribution.
(a) In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Secton 9, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each of the officers, directors, agents, Affiliates, members, managers, control persons, and principal shareholders of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Secton 9, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of Secton 9.5(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller in writing specifically for use in such registration statement or prospectus.
(b) In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Secton 9, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Secton 9, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the greater of (a) the aggregate purchase price paid for the securities included in such registration statement on behalf of such Seller (including, the portion of the Purchase Price and, in the case of Warrant Shares, the aggregate exercise price paid to acquire such securities from the Company), and (b) the net proceeds actually received by the Seller from the sale of such securities pursuant to such registration statement.

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(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party except to the extent that the indemnifying party is actually prejudiced by such delay or omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Secton 9.5(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnifying party shall have reasonably concluded that there may be reasonable defenses available to indemnified party which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel, reasonably satisfactory to the indemnified and indemnifying party, and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.
(d) In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Secton 9.5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Secton 9.5 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Secton 9.5; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement; provided, however, that, in any such case, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation; and provided, further, that the liability of the Seller hereunder shall be limited to the greater of (a) the aggregate purchase price paid for the securities included in such registration statement on behalf of such Seller (including, the portion of the Purchase Price and, in the case of Warrant Shares, the aggregate exercise price paid to acquire such securities from the Company), and (b) the net proceeds actually received by the Seller from the sale of such securities pursuant to such registration statement.

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10. Common Shares.
(a) Equal Treatment of Common Stock. In connection with (i) any Fundamental Change (as defined in the Notes) with respect to the Company’s voting common shares (“Common Stock”) or the convertible Preferred Stock, (ii) any reclassification or other change of the Common Stock or the Preferred Stock into securities of any other class or classes, or (iii) any stock split, combination or dividend with respect to the Common Stock or the Preferred Stock (each of (i), (ii) and (iii), an “Equivalency Event”), the Company shall cause the converted Preferred Stock to be treated the same as the Common Stock. Without limiting the foregoing, following any Equivalency Event whereby Common Stock is exchanged for any other securities (whether of the Company or of a different issuer), the securities exchanged for shares of converted Preferred Stock shall be of the same class and series (or classes and series), and shall have identical voting and other rights, as the securities exchanged for shares of Common Stock.
(b) Exchange of Common Stock at Holders’ Option. If, at any time, there be a number of authorized but unissued shares of Common Stock that are not reserved for other purposes in excess of the number of Warrant Shares and Conversion Shares issued and issuable upon exercise of all of the Warrants and conversion of all of the Notes (“Exchange Authorization Sufficiency”), then and thereafter the Company shall permit the holders of shares of converted Preferred Stock exchanged such shares for shares Common Stock on a one-to-one basis, and the Company shall promptly notify the holders of Warrant Shares, Conversion Shares, Warrants and Notes of (i) the existence of Exchange Authorization Sufficiency; and (ii) the right of holders of Class B Common Stock to exchange it for Class A Common Stock in accordance with this Section 10(b).
11. Miscellaneous.
(a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be to the last known addresses of such persons as set forth in the books and records of the Company and: (i) if to the Company, to: Route 1, Box 1090, facsimile: (xxx) xxx-xxxx, with a copy to: [Company Counsel] facsimile: (xxx) xxx-xxxx, and (ii) if to the Subscribers, to: the addresses and fax numbers indicated on Schedule I hereto.

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(b) Entire Agreement. This Agreement and other Transaction Documents represent the entire agreement between the parties hereto with respect to the Offering and may be amended only by a writing executed by both parties. Neither the Company nor the Subscribers has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.
(c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by electronic transmission.
(d) Governing Law; Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state or federal courts located in the state and county of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and each Subscriber waives its right to trial by jury in any action with respect to this Agreement and the transactions contemplated hereby. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement and the transactions contemplated hereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it in accordance with Section 11(a) hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.
(e) Specific Enforcement, Consent to Jurisdiction. The Company and Subscribers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.
(f) Damages. In the event the Subscriber is entitled to receive any liquidated damages pursuant to the Transactions Documents, the Subscriber may elect to receive the greater of actual damages or such liquidated damages.

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(g) Maximum Payments. Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscribers and thus refunded to the Company.
(h) Calendar Days. All references to “days” in the Transaction Documents shall mean calendar days unless otherwise stated. The terms “business days” and “trading days” shall mean days that the New York Stock Exchange is open for trading for three or more hours. Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City. Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.
(i) Captions: Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.
(j) Consent. As used in this Agreement and the Transaction Documents and any other agreement delivered in connection herewith, “consent of the Subscribers” or similar language means the consent of holders of not less than 70% of the outstanding principal amount of the Notes on the date consent is requested (such amount being a “Majority in Interest”). A Majority in Interest may consent to take or forebear from any action permitted under or in connection with the Transaction Documents, modify any Transaction Documents or waive any default or requirement applicable to the Company, Subsidiaries or Subscribers under the Transaction Documents provided the effect of such action does not waive any accrued interest or damages and further provided that the relative rights of the Subscribers to each other remains unchanged.
(k) Severability. In the event that any provision of this Agreement or any other Transaction Document is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to the minimum extent required to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.
(l) Successor Laws. References in the Transaction Documents to laws, rules, regulations and forms shall also include successors to and functionally equivalent replacements of such laws, rules, regulations and forms.
[SIGNATURE PAGE FOLLOWS IMMEDIATELY]

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SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT
Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

Shares
	Purchase Price and	underlying
SUBSCRIBER	Note Principal	Warrants

$

(Name of Subscriber)

By:
Name:
Title:

Subscriber’s address and facsimile number
(Address must be Subscriber’s principal residence, if an individual, and principal business address, if an entity)

Facsimile:

ACCEPTED this day of 20 , with respect to Units.

ADVANCED MINERAL TECHNOLOGIES, INC.

By:
Name:
Title:

21

SCHEDULE I

SUBSCRIBER NAME AND ADDRESS
(principal residence, if an individual,
and principal business address, if an	PURCHASE	NOTE	WARRANT
entity)	PRICE	PRINCIPAL	SHARES
	$	$

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LIST OF EXHIBITS AND SCHEDULES

Exhibit A	Form of Note

Exhibit B	Form of Warrant

Exhibit C	Escrow Agreement

Exhibit D	Form of Security Agreement

Exhibit E	Omitted

Schedule I	List of Subscribers

Schedule 5(a)	Subsidiaries

Schedule 5(d)	Capitalization and Additional Issuances

Schedule 5(h)	Litigation

Schedule 5(k)	Defaults

Schedule 7(d)	Use of Proceeds

Schedule 7(h)	Liens

Schedule 10	Excepted Issuances

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Exhibit 10
NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON CONVERSION THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

Principal Amount: $ ___________	No.
Issue Date: , 20
ADVANCED MINERAL TECHNOLOGIES, INC.
10% SENIOR SECURED CONVERTIBLE NOTE
FOR VALUE RECEIVED, Advanced Mineral Technologies, Inc., a Nevada corporation (hereinafter called “Borrower”), hereby promises to pay to the order of           at [address], facsimile: (         )           -          , or its permitted assigns (the “Holder”), without demand, the sum of            Dollars ($           ) (“Principal Amount”), with interest accruing from the Closing Date, to the earlier of (i) the Conversion Date or (ii) the Maturity Date which will be 24 months following the Closing Date. The Holder can convert to the Common Stock at any time up to and including the Maturity Date or the Borrower can force conversion at any time up to and including the Maturity Date upon return of Principal Amount and payment of accrued unpaid interest
This Note has been entered into pursuant to the terms of a Subscription Agreement between the Borrower, the Holder and the other signatories thereto (“Other Holders”) dated at or about the date hereof (the “Subscription Agreement”), who have been issued Notes pursuant to the Subscription Agreement (“Other Notes”) and shall be governed by the terms of such Subscription Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement. The following terms shall apply to this Note:
ARTICLE I
GENERAL PROVISIONS
1.1 Interest Rate. Interest payable on this Note shall accrue at the annual rate of ten (10%) percent and be payable monthly with the final payment on the Maturity Date, or the Conversion Date. If the Holder elects to convert prior to the Maturity Date or prior to a Conversion Date initiated by Borrower with Principal and Interest payment, the Holder will need to give the Borrower 30 day notice of conversion to allow the Borrower to pay the remaining interest on the Conversion Date. If Holder fails to give Borrower 30 day notice, then the Borrower may have up to 30 days after being notified of Holder’s conversion to pay accrued unpaid interest as of the Conversion Date.

1.2 Payment Grace Period. The Borrower shall not have any grace period to pay any monetary amounts due under this Note. During the pendency of an Event of Default (as described in Article III), a default interest rate of eighteen percent (18%) per annum shall be in effect.
1.3 Conversion Privileges. The Conversion Rights set forth in Article II shall remain in full force and effect immediately from the date hereof and until the Note is paid in full regardless of the occurrence of an Event of Default. This Note shall be payable in full on the Maturity Date, unless previously converted in accordance with Article II hereof.
1.4 Prepayment. This Note may be prepaid by the Borrower with accrued unpaid interest in whole, at any time, or in part, from time to time, without penalty or premium, upon thirty (30) days prior written notice to the Holder. The Note will be converted in accordance with Article II hereof as of the Conversion Date.
ARTICLE II
CONVERSION RIGHTS
The Holder shall have the right to convert the principal and any interest due under this Note into the Borrower’s common shares, $0.001 par value per share (the “Common Stock”) as set forth below.
2.1. Conversion into the Borrower’s Common Stock.
(a) The Holder shall have the right from and after the date of the issuance of this Note and then at any time until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note, and unpaid accrued interest, at the election of the Holder into fully paid and non-assessable shares of Common Stock as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such Common Stock shall hereafter be changed or reclassified, at an initial conversion price equal to $2.00 per share ( the “Conversion Price”). The Holder shall give Borrower notice of its decision to exercise its right to convert outstanding principal and/or interest amounts of this Note or any part thereof by delivering a completed Notice of Conversion (a form of which is annexed as Exhibit A hereto) together with the original Note to Borrower at its principal executive offices. For all purposes, the conversion shall be deemed to have occurred on the date on which this original Note and a duly completed Notice of Conversion are received at the Borrower’s principal executive offices in accordance with the provisions hereof by 5:00 PM New York

2

time (or if received by the Borrower after 5:00 PM, then the next business day) (the “Conversion Date”). Following the Conversion Date, Borrower shall cause a certificate for the number of shares of Common Stock issuable upon conversion of the portion of the Note converted and, if a partial conversion, a new Note of like tenor hereto representing the portion of the Note that was not converted to be delivered to the Holder as promptly as practicable. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note and interest, if any, to be converted, by the Conversion Price in effect on the Conversion Date. Notwithstanding any delay in the issuance of a certificate for Conversion Shares, the Holder shall, for all purposes, be deemed the holder of the Conversion Shares and the Note, or applicable portion thereof, shall be deemed converted immediately upon the Conversion Date.
(b) The Borrower shall have the right from and after the date of the issuance of this Note and then at any time when this Note is fully paid (payment of Principal and accrued unpaid Interest), to convert into fully paid and non-assessable shares of Common Stock as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such Common Stock shall hereafter be changed or reclassified, at an conversion price of $2.00 per share (the “Conversion Price”). The Borrower shall give Holder notice of its decision to exercise its right to convert outstanding principal this Note or any part thereof by delivering a completed Notice of Conversion.
(c) The Conversion Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 2.1(a), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:
A. Merger, Sale of Assets, etc. If (A) the Borrower effects any merger or consolidation of the Borrower with or into another entity, (B) the Borrower effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Borrower or another entity) is completed pursuant to which holders of the Company’s voting common shares, $0.001 par value per share (“Common Stock” and, together with the Convertible Preferred Stock, the “Preferred Stock”), are permitted to tender or exchange their shares for other securities, cash or property, (D) the Borrower consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more persons or entities whereby such other persons or entities acquire more than the 50% of the outstanding shares of Common Stock on a fully diluted basis (not including any shares of Common Stock held by such other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock purchase agreement or other business combination), (E) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate Common Stock on a fully diluted basis of the Borrower, or (F) the Borrower effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is

3

effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to convert into such number and kind of shares or other securities and property as would have been issuable or distributable on account of such Fundamental Transaction, upon or with respect to the securities subject to the conversion right immediately prior to such Fundamental Transaction. The foregoing provision shall similarly apply to successive Fundamental Transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such Fundamental Transaction.
B. Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes that may be issued or outstanding, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase the number and kind of such securities as would have been issuable as the result of such change with respect to the Common Stock issuable upon conversion of this Note immediately prior to such reclassification or other change.
C. Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.
(c) Whenever the Conversion Price is adjusted pursuant to Section 2.1(b) above, the Borrower shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a statement of the facts requiring such adjustment.
(d) During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock an amount equal to the number of shares of Common Stock issuable upon the full conversion of this Note. Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.
2.2 Method of Conversion. This Note may be converted by the Holder in whole or in part as described in Section 2.1(a) hereof.

4

ARTICLE III
EVENT OF DEFAULT
The occurrence of any of the following events of default (“Event of Default”) shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:
3.1 Failure to Pay Principal or Interest. The Borrower fails to pay any installment of principal, interest or other sum due under this Note when due.
3.2 Breach of Covenant. The Borrower breaches any material covenant or other term or condition of the Subscription Agreement, Transaction Documents or this Note in any material respect and such breach, if subject to cure, continues for a period of five (5) business days after written notice to the Borrower from the Holder.
3.3 Breach of Representations and Warranties. Any material representation or warranty of the Borrower made herein or in the Subscription Agreement shall be false or misleading in any material respect as of the date made.
3.4 Liquidation. Any dissolution, liquidation or winding up of Borrower or any substantial portion of its business.
3.5 Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due.
3.6 Receiver or Trustee. The Borrower or any Subsidiary of Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.
3.7 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower or any Subsidiary of Borrower the loss of which would have a Material Adverse Effect.
3.8 Non-Payment. A default by the Borrower under any one or more obligations in an aggregate monetary amount in excess of $250,000 for more than twenty (20) days after the due date, unless the Borrower is contesting the validity of such obligation in good faith.
3.9 Other Note Default. The occurrence of any Event of Default under any Other Note.
ARTICLE IV
SECURITY INTEREST
4. Security Interest. This Note is secured by a security interest granted to the Holder pursuant to a Security Agreement, as delivered by Borrower to Holder.

5

ARTICLE V
MISCELLANEOUS
5.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.
5.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Borrower to: Advanced Mineral Technologies, Inc. Route 1, Box 1090, Fairfield, ID 86333, facsimile: (208) 764-2663, with a copy by fax only to: Phillip Koehnke, facsimile: (501) 634-0070, and (ii) if to the Holder, to the name, address and facsimile number set forth on the front page of this Note.
5.3 Amendment Provision. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented. (a) This Note may be amended only by mutual written agreement of Borrower and the Holder or, if such amendment shall apply to all outstanding Notes, with the written consent of the Borrower and a Majority in Interest. Furthermore, Borrower may take any action herein prohibited or omit to take any action herein required to be performed by it, and any breach of any covenant, agreement, warranty or representation may be waived, if Borrower has obtained the written consent or waiver of the Holder or, if such consent or waiver shall apply to all outstanding Notes, a Majority in Interest. Any amendments approved in compliance with this Section 5.3 shall bind the Holder’s successors and assigns.
5.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and permitted assigns. The Borrower may not assign its obligations under this Note. This Note and any of the rights, interests or obligations hereunder, may be assigned at any time in whole or in part by the Holder, without the consent of the Borrower, if the transferee is an “accredited investor” as defined in Regulation D under the 1933 Act and agrees to be bound by all of the provisions of the Note, the Subscription Agreement and the Security Agreement, including without limitation, making representations and warranties identical to those of the Holder contained in such documents but with respect to such transferee and as of the date of such transfer.

6

5.5 Cost of Collection. If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys’ fees.
5.6 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the civil or state courts of New York or in the federal courts, in each case, located in the State and county of New York. Notwithstanding the immediately preceding sentence, nothing contained herein shall be deemed or operate to preclude the Holder from taking legal action in any venue to realize on any collateral or any other security for such obligations, or to enforce a judgment or other decision in favor of the Holder.
5.7 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum rate permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum rate permitted by applicable law, any payments in excess of such maximum rate shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.
5.8 Non-Business Days. Whenever any payment or any action to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due or action shall be required on the next succeeding business day and, for such payment, such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.
5.9 Severability. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to the minimum extent required to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.
5.10 Shareholder Status. The Holder shall not have rights as a shareholder of the Borrower with respect to unconverted portions of this Note. However, the Holder will have the rights of a shareholder of the Borrower with respect to the Shares of Common Stock to be received after delivery by the Holder of a Conversion Notice to the Borrower.
[SIGNATURE PAGE FOLLOWS IMMEDIATELY]

7

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer as of the        day of       , 20      .

ADVANCED MINERAL TECHNOLOGIES, INC.
By:
Name:
Title:

8

EXHIBIT A
(Notice of Conversion)
The undersigned Holder hereby elects to convert $           of the principal and $           of the interest due on the within 10% Senior Secured Convertible Note (the “Note”) issued by Advanced Mineral Technologies, Inc. (the “Borrower”) into Shares of Common Stock of the Borrower (or such other securities or property for which the Note may be convertible) according to the terms of such Note, as of the date written below.

Conversion Price: $2.00.	Number of Shares To Be Delivered:

Signature:

Print Name:

Date:

Address of Holder:

Exhibit 11
NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.
ADVANCED MINERAL TECHNOLOGIES, INC.
COMMON STOCK PURCHASE WARRANT

Aggregate Exercise Price: $2.00	No.
Issue Date: October , 20
ADVANCED MINERAL TECHNOLOGIES, INC., a corporation organized under the laws of the State of Nevada (the “Company”), hereby certifies that, for value received,           at [address], facsimile: (         )           -          , or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date until 5:00 p.m., New York Time on October        , 2014 (the “Expiration Date”), a number of fully paid and non-assessable shares of Common Stock equal to the Exercise Price set forth above (the “Exercise Price”). The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein. The Company may reduce the Exercise Price for some or all of the Warrants, temporarily or permanently, provided such reduction is made as to all outstanding Warrants for all Holders of such Warrants. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”), dated as of October        , 2010 entered into by the Company, the Holder and the other Subscribers party thereto.
As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:
(a) The term “Common Stock” shall mean the voting common shares, par value $0.001 per share, of the Company.
(b) The term “Company” shall mean Advanced Minerals Technologies, Inc., a Nevada corporation, and any corporation which shall succeed or assume the obligations of Insight Diagnostics, Inc. hereunder.
(c) The term “Common Stock” includes (i) the Common Stock, and (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(e) The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.
(f) The term “Warrant Shares” shall mean the Common Stock issuable upon exercise of this Warrant.
1. Exercise of Warrant.
1.1. Number of Shares Issuable upon Exercise. From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of Section 1.2 or upon exercise of this Warrant in part in accordance with Section 1.3, subject to adjustment pursuant to Section 3 and Section 4 below.
1.2. Full Exercise. This Warrant may be exercised in full by the Holder hereof by delivery to the Company of this original Warrant and an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form”) duly executed by such Holder and delivery within two days thereafter of payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Exercise Price then in effect.
1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by delivery of this original Warrant and a Subscription Form in the manner and at the place provided in Section 1.2, except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Exercise Price then in effect.
1.4. Fair Market Value. For purposes of this Warrant, the Fair Market Value of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:
(a) If the Company’s Common Stock is traded on an exchange or is quoted on the NASDAQ Global Market, NASDAQ Global Select Market, the NASDAQ Capital Market, the New York Stock Exchange or the American Stock Exchange, LLC, then the average of the closing sale prices of the Common Stock for the five (5) Trading Days immediately prior to (but not including) the Determination Date;
(b) If the Company’s Common Stock is not traded on an exchange or on the NASDAQ Global Market, NASDAQ Global Select Market, the NASDAQ Capital Market, the New York Stock Exchange or the American Stock Exchange, Inc., but is traded on the OTC Bulletin Board or in the over-the-counter market or Pink Sheets, then the average of the closing bid and ask prices reported for the five (5) Trading Days immediately prior to (but not including) the Determination Date;

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(c) Except as provided in clause (d) below and Section 3.1, if the Company’s Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, as determined in good faith by the Company’s Board of Directors; or
(d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company’s charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.
1.5. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.
1.6. Delivery of Stock Certificates, etc. on Exercise. The Company agrees that, provided the full purchase price listed in the Subscription Form is received as specified in Section 1.2, the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which the original of this Warrant is delivered to the Company together with a Subscription Form and payment is made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise. Holder and the Company acknowledge that any stock certificate for Warrant Shares that is issued shall have a legend in the form set forth in Section 4(h) of the Subscription Agreement affixed to it.
2. Cashless Exercise.
(a) Payment upon exercise may be made at the option of the Holder either in (i) cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price, (ii) by delivery of Common Stock issuable upon exercise of the Warrants in accordance with Section (b) below or (iii) by a combination of any of the foregoing methods, for the number of shares of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant)(provided the “cashless” method of exercise provided in (ii) and (iii) above shall only be available at any time after the twelve (12) months anniversary of the date of this Agreement and if a registration statement is not in effect or available for the Common Stock into which an exercise is sought with the SEC with respect the shares of Common Stock at the time of exercise) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

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(b) Subject to the provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by delivery of this original Warrant and a properly endorsed Subscription Form completed for cashless exercise to the Company in the manner and at the place provided in Section 1.2, in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

X=	Y (A-B)

A

Where X=	the number of shares of Common Stock to be issued to the Holder

Y=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A=	Fair Market Value

B=	Exercise Price (as adjusted to the date of such calculation)
For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the holding period for Warrant Shares issued in a cashless exercise transaction in the manner described above shall be deemed to include the holding period for the Warrant that is surrendered in such cashless exercise, to the extent that the Warrant and Warrant Shares are securities of the same issuer.
3. Adjustment for Reorganization, Consolidation, Merger, etc., and Next Financing.
3.1. Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another entity, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another entity) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, (D) the Company consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, or spin-off) with one or more persons or entities whereby such other persons or entities acquire more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by such other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock purchase agreement or other business combination), (E) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and

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14(d) of the 1934 Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate Common Stock of the Company, or (F) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3.1 and ensuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.
3.2. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4.
3.4. Equal Treatment of Common Stock. In connection with (i) any Fundamental Transaction with respect to the Common Stock, (ii) any reclassification or other change of the Common Stock or conversion of the convertible Preferred Stock into Common Stock, or (iii) any stock split, combination or dividend with respect to the Common Stock (each of (i), (ii) and (iii), an “Equivalency Event”), the Company shall cause the converted Preferred Common Stock to be treated the same as the Common Stock. Without limiting the foregoing, following any Equivalency Event whereby Common Stock is exchanged for any other securities (whether of the Company or of a different issuer), the securities exchanged for shares of Preferred Stock shall be of the same class and series (or classes and series), and shall have identical voting and other rights, as the securities exchanged for shares of Common Stock.

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4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the Exercise Price immediately prior to such event by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise. The number of Warrant Shares and the initial Exercise Price indicated on face hereof are the applicable number of Warrant Shares and Exercise Price after giving effect to the Planned Split. Prior to the Planned Split, the Exercise Price and number of shares issuable upon exercise hereof shall be proportionally adjusted.
5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 10 hereof).
6. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the Holder hereof, upon written request, to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company’s Common Stock.
7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”). On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered by the Transferor.

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8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.
9. Registration Rights. The Holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in the Subscription Agreement. The terms of the Subscription Agreement are incorporated herein by this reference.
10. Warrant Agent. The Company may, by written notice to the Holder of the Warrant, appoint an agent (a “Warrant Agent”) for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.
11. Redemption.
11.1 At any time, on at least thirty (30) days’ prior written notice to the Holder, the Company may, at its option, redeem the Warrants at the Redemption Price; provided, that the closing bid price of the Common Stock on the Principal Market exceeds 700% of the Exercise Price (adjusted for any stock split, combination or the like) for the 20 consecutive trading days ending three days prior to the date of notice of redemption (which shall be the date of mailing of such notice). All outstanding Warrants must be redeemed if any are redeemed. The date fixed by the Company for redemption of the Warrants is the “Redemption Date.” The “Redemption Price” shall mean the price per Warrant Share at which the Company may, at its option in accordance with the terms hereof, redeem the Warrants, which price shall be adjusted from time to time so that it remains one percent (1%) of the Exercise Price. For example, when the Exercise Price is $2.00, the Redemption Price shall be $.01.
11.2 If the conditions set forth in Section 11.1 are met, and the Company desires to exercise its right to redeem the Warrants, it shall cause a notice of redemption to be mailed to each of the registered holders of the Warrants to be redeemed, first class, postage prepaid, not later than the thirtieth day before the date fixed for redemption, at their address as determined in accordance with Section 13. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Holder receives such notice.
11.3 The notice of redemption shall specify (i) the Redemption Price, (ii) the Redemption Date, (iii) the place where the Holders shall deliver their original Warrants and (iv) that the right to exercise the Warrants shall terminate at 5:00 P.M. (New York time) on the business day immediately preceding the Redemption Date. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a Registered Holder (a) to whom notice was not mailed or (b) whose notice was defective. An affidavit of the Warrant Agent or of the Secretary or other officer of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

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11.4 Any right to exercise this Warrant shall terminate at 5:00 P.M. (New York time) on the business day immediately preceding the Redemption Date. On and after the Redemption Date, the Holder shall have no further rights under the Warrant except to receive, upon surrender of the Warrant, the Redemption Price therefor.
11.5 From and after the Redemption Date, the Company shall, at the place specified in the notice of redemption, upon presentation and surrender to the Company by or on behalf of the Holder of this original Warrant, deliver or cause to be delivered to or upon the written order of such Holder a sum in cash equal to the Redemption Price of such Warrant. From and after the Redemption Date and upon the deposit or setting aside by the Company of a sum sufficient to redeem all the Warrants called for redemption, such Warrants shall expire and become void and all rights hereunder and under the other Warrants, except the right to receive payment of the Redemption Price, shall cease.
12. Transfer on the Company’s Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.
13. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: if to the Company, to: Advanced Mineral Technologies, Inc., Route 1, Box 1090, Fairfield, ID 86333, facsimile: (xxx) xxx-xxxx, with a copy by fax only to: [ Company Counsel], facsimile: (xxx) xxx-xxxx, and (ii) if to the Holder, to the name, address and facsimile number set forth on the front page of this Note.

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14. Governing Law; Forum; Interpretation. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning this Warrant or the transactions contemplated hereby shall be brought only in state or in federal courts located in the state and county of New York. The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Holder each waive their right to trial by jury in any action with respect to this Warrant and the transactions contemplated hereby. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Warrant or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to the minimum extent required to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Warrant by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it in accordance with Section 13 hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.
[SIGNATURE PAGE FOLLOWS IMMEDIATELY]

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IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

ADVANCED MINERAL TECHNOLOGIES, INC.
By:
Name:
Title:

Exhibit A
FORM OF SUBSCRIPTION
(to be signed only on exercise of Warrant)
The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ____), hereby irrevocably elects to purchase (check applicable box):
☐	whole shares of the Common Stock covered by such Warrant; or
☐	the maximum number of shares of Common Stock covered by such Warrant.
The undersigned herewith makes payment of the full purchase price for such shares at the Exercise Price per share provided for in such Warrant, which is $          . Such payment takes the form of (check applicable box or boxes):
☐	$ in lawful money of the United States; and/or
☐	the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2 of the Warrant, to exercise this Warrant with respect to the number of shares of Common Stock set forth above.
The undersigned requests that the certificates for such shares be issued in the name of, and delivered to                           whose address is
The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

Dated:

(Signature must conform to name of holder as specified on the face of the Warrant)

(Address)

Exhibit B
FORM OF TRANSFEROR ENDORSEMENT
(To be signed only on transfer of Warrant)
For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of the Company to which the within Warrant relates specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of the Company with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: ,

(Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:

(Name)

(address)
ACCEPTED AND AGREED:

[TRANSFEREE]

(Name)	(address)

Exhibit 12
SECURITY AGREEMENT
This SECURITY AGREEMENT (the “Agreement”), dated as of October  , 2010, is entered into by and among Advanced Mineral Technologies, Inc., a Nevada corporation (“Debtor”), and the lenders set forth on Schedule I hereto (the “Lenders”).
R E C I T A L S
WHEREAS, commencing on or about the date hereof, the Lenders are making loans (collectively, the “Loan”) to Debtor; and
WHEREAS, the Loan will be evidenced by 10% Senior Secured Convertible Notes (“Notes”), in an aggregate principal amount between a minimum of $300,000 and a maximum of $1,000,000, issued by Debtor pursuant to a Subscription Agreement, dated as of December  , 2009, among Debtor and Lenders (the “Subscription Agreement”); and
WHEREAS, in consideration of the Loan made and to be made by Lenders to Debtor and for other good and valuable consideration, and as security for the performance by Debtor of its obligations under the Notes, and as security for the repayment of the Loan and all other sums due from Debtor to Lenders arising under the Transaction Documents (collectively, the “Obligations”), Debtor has agreed to grant to the Lenders interest in the Collateral (as such term is hereinafter defined), on the terms and conditions hereinafter set forth;
NOW, THEREFORE, in consideration of the premises and the mutual covenants and other agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor and the Lenders hereby agree as follows:
1. Certain Definitions.
1.1 The following defined terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts; Chattel Paper; Documents; Equipment; General Intangibles; Instruments; Inventory; and Proceeds.
1.2 Capitalized terms used herein that are not otherwise defined shall have the respective meanings ascribed to them in the Subscription Agreement.
2. Grant of General Security Interest in Collateral.
2.1 As security for the Obligations of Debtor, Debtor hereby grants the Lenders, a security interest in the Collateral.

2.2 “Collateral” shall mean all of the following property of Debtor:
(A) All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of all Accounts, Goods, real or personal property, all present and future books and records relating to the foregoing and all products and Proceeds of the foregoing, and as set forth below:
(i) All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of all: Accounts, interests in goods represented by Accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; Chattel Paper; investment property; General Intangibles (including but not limited to, tax and duty claims and refunds, registered and unregistered patents, trademarks, service marks, certificates, copyrights trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims, and existing and future leasehold interests and claims in and to equipment, real estate and fixtures); Documents; Instruments; letters of credit, bankers’ acceptances or guaranties; cash moneys, deposits; securities, bank accounts, deposit accounts, credits and other property now or hereafter owned or held in any capacity by Debtor, as well as agreements or property securing or relating to any of the items referred to above;
(ii) Goods: All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of goods, including, but not limited to:
(a) All Inventory, wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods, and materials to be used or consumed in Debtor’s business; finished goods, timber cut or to be cut, oil, gas, hydrocarbons, and minerals extracted or to be extracted, and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof and all Inventory which may be returned to Debtor by its customers or repossessed by Debtor and all of Debtors’ right, title and interest in and to the foregoing (including all of Debtor’s rights as a seller of goods);
(b) All Equipment and fixtures, wherever located, whether now owned or hereafter acquired, including, without limitation, all machinery, furniture and fixtures, and any and all additions, substitutions, replacements (including spare parts), and accessions thereof and thereto (including, but not limited to Debtor’s rights to acquire any of the foregoing, whether by exercise of a purchase option or otherwise);
(iii) Property: All now owned and hereafter acquired right, title and interests of Debtor in, to and in respect of any other personal property in or upon which Debtor has or may hereafter have a security interest, lien or right of setoff;
(iv) Books and Records: All present and future books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Debtor, any computer service bureau or other third party; and
(v) Products and Proceeds: All products and Proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing.
(B) All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of the following:
(i) all shares of stock, partnership interests, member interests or other equity interests from time to time acquired by Debtor, in any current Subsidiary or any Subsidiary that is not a Subsidiary of the Debtor on the date hereof (“Future Subsidiaries”), the certificates representing such shares, and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, interests or equity; and

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(ii) all security entitlements of Debtor in, and all Proceeds of any and all of the foregoing in each case, whether now owned or hereafter acquired by Debtor and howsoever its interest therein may arise or appear (whether by ownership, security interest, lien, claim or otherwise).
3. Action Against Collateral. The Lenders are hereby specifically authorized, after the Maturity Date (defined in the Notes) accelerated or otherwise, and after the occurrence of an Event of Default (as defined herein) and the expiration of any applicable cure period, to transfer any Collateral into the name of the Lenders and to take any and all action deemed advisable to the Lenders to remove any transfer restrictions affecting the Collateral.
4. Perfection of Security Interest.
4.1 Debtor shall prepare, execute and deliver to the Lenders UCC-1 Financing Statements. The Lenders are instructed to prepare and file at Debtor’s cost and expense, financing statements in such jurisdictions deemed advisable to Lenders, including but not limited to the State of Delaware.
4.2 All other certificates and instruments constituting Collateral from time to time required to be pledged to Lenders pursuant to the terms hereof (the “Additional Collateral”) shall be delivered to Lenders promptly upon receipt thereof by or on behalf of Debtor. All such certificates and instruments shall be held by or on behalf of Lenders pursuant hereto and shall be delivered in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance satisfactory to Lenders. If any Collateral consists of uncertificated securities, unless the immediately following sentence is applicable thereto, Debtor shall cause Lenders (or their custodian, nominee or other designee) to become the registered holder thereof, or cause each issuer of such securities to agree that it will comply with instructions originated by Lenders with respect to such securities without further consent by Debtor. If any Collateral consists of security entitlements, Debtor shall transfer such security entitlements to Lenders (or their custodian, nominee or other designee) or cause the applicable securities intermediary to agree that it will comply with entitlement orders by Lenders without further consent by Debtor.
4.3 If Debtor shall receive, by virtue of Debtor being or having been an owner of any Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by Debtor pursuant to Section 5.2 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, Debtor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of Lenders, shall segregate it from Debtor’s other property and shall deliver it forthwith to Lenders, in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by Lenders as Collateral and as further collateral security for the Obligations.
5. Distribution.
5.1 So long as an Event of Default does not exist, Debtor shall be entitled to exercise all voting power pertaining to any of the Collateral, provided such exercise is not contrary to the interests of the Lenders and does not impair the Collateral.

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5.2. At any time an Event of Default exists or has occurred and is continuing, all rights of Debtor, upon notice given by Lenders, to exercise the voting power and receive payments, which it would otherwise be entitled to pursuant to Section 5.1, shall cease and all such rights shall thereupon become vested in Lenders, which shall thereupon have the sole right to exercise such voting power and receive such payments.
5.3 All dividends, distributions, interest and other payments which are received by Debtor contrary to the provisions of Section 5.2 shall be received in trust for the benefit of Lenders as security and Collateral for payment of the Obligation, shall be segregated from other funds of Debtor, and shall be forthwith paid over to Lenders as Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by Lenders as Collateral and as further collateral security for the Obligations.
6. Further Action By Debtor; Covenants and Warranties.
6.1 Subject to the terms of this Agreement, Lenders at all times shall have a perfected security interest in the Collateral. Debtor represents that, other than the security interests described on Schedule 6.1, it has and will continue to have full title to the Collateral free from any liens, leases, encumbrances, judgments or other claims. The Lenders’ security interest in the Collateral constitutes and will continue to constitute a first and prior security interest in favor of Lenders, subject only to the security interests described on Schedule 6.1. Debtor will do all acts and things, and will execute and file all instruments (including, but not limited to, security agreements, financing statements, continuation statements, etc.) reasonably requested by Lenders to establish, maintain and continue the perfected security interest of Lenders in the perfected Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches reasonably deemed necessary by Lenders from time to time to establish and determine the validity and the continuing priority of the security interest of Lenders, and also pay all other claims and charges that, in the opinion of Lenders are reasonably likely to materially prejudice, imperil or otherwise affect the Collateral or Lenders’ security interests therein.
6.2 Except (i) in connection with sales of Collateral in the ordinary course of business for fair value, and (ii) Collateral which is substituted by assets, cash or property of equivalent value or which is inconsequential in value, Debtor will not sell, transfer, assign or pledge those items of Collateral (or allow any such items to be sold, transferred, assigned or pledged), without the prior written consent of Lenders other than a transfer of the Collateral to a wholly owned United States formed and located subsidiary on prior notice to Lenders, and provided the Collateral remains subject to the security interest herein described. Although Proceeds of Collateral are covered by this Agreement, this shall not be construed to mean that Lenders consent to any sale of the Collateral, except as provided herein. Sales of Collateral in the ordinary course of business and as described above shall be free of the security interest of Lenders and Lenders shall promptly execute such documents (including without limitation releases and termination statements) as may be required by Debtor to evidence or effectuate the same.
6.3 Debtor will, at all reasonable times during regular business hours and upon reasonable notice, allow Lenders or their representatives free and complete access to the Collateral and all of Debtor’s records that in any way relate to the Collateral, for such inspection and examination as Lenders reasonably deem necessary.
6.4 Debtor, at its sole cost and expense, will protect and defend this Security Agreement, all of the rights of Lenders hereunder, and the Collateral against the claims and demands of all other persons.
6.5 Debtor will promptly notify Lenders of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral, and of any threatened or filed claims or proceedings that are reasonably likely to affect or impair any of the rights of Lenders under this Security Agreement in any material respect.

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6.6 In order to protect the Collateral and Lenders’ interest therein, Lenders may, at Lenders’ option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor upon Debtor’s failure to do so. All amounts expended by Lenders in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by Debtor to Lenders upon demand.
6.7 Upon the request of Lenders, Debtor will furnish to Lenders within five (5) business days thereafter, or to any proposed assignee of this Security Agreement, a written statement in form reasonably satisfactory to Lenders, duly acknowledged, certifying the amount of the principal and interest and any other sum then owing under the Obligations, whether to its knowledge any claims, offsets or defenses exist against the Obligations or against this Security Agreement, or any of the terms and provisions of any other agreement of Debtor securing the Obligations.
6.8 Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Lenders from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other reasonable assurances or instruments and take further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Lenders may reasonably require to perfect their security interest hereunder.
6.9 Debtor represents and warrants that it is the true and lawful exclusive owner of the Collateral, free and clear of any liens, encumbrances and claims other than those listed on Schedule 6.1.
6.10 Debtor hereby agrees not to divest itself of any right under the Collateral except as permitted herein absent prior written approval of the Lenders, except to a subsidiary organized and located in the United States on prior notice to Lenders provided the Collateral remains subject to the security interest herein described.
6.11 Debtor shall cause each Subsidiary of Debtor in existence on the date hereof and each Future Subsidiary to execute and deliver to Lenders promptly and in any event within ten (10) days after the formation, acquisition or change in status thereof (A) if requested by Lenders, a security and pledge agreement substantially in the form of this Agreement together with (x) certificates evidencing all of the capital stock of each subsidiary or other entity, that are owned by such Subsidiary, (y) undated stock powers executed in blank with signatures guaranteed, and (z) such opinion of counsel and such approving certificate of such Subsidiary as Lenders may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares and (B) such other agreements, instruments, approvals, or other documents reasonably requested by Lenders in order to create, perfect, establish the first priority of or otherwise protect any lien purported to be covered by any such pledge and security agreement or otherwise to effect the intent that all property and assets of such Subsidiary shall become Collateral for the Obligations. Schedule 6.11 annexed hereto contains a list of all Subsidiaries of the Debtor as of the date of this Agreement.
6.12 Debtor will notify Lenders within ten (10) days of the occurrence of any change of Debtor’s name, domicile, address or jurisdiction of incorporation.

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7. Power of Attorney.
At any time an Event of Default has occurred, and only after the applicable cure period as set forth in this Agreement and the other Transaction Documents, and is continuing, Debtor hereby irrevocably constitutes and appoints Lenders as the true and lawful attorney of Debtor, with full power of substitution, in the place and stead of Debtor and in the name of Debtor or otherwise, at any time or times, in the discretion of the Lenders, to take any action and to execute any instrument or document which the Lenders may deem necessary or advisable to accomplish the purposes of this Agreement. This power of attorney is coupled with an interest and is irrevocable until the Obligations are satisfied.
8. Performance By The Lenders.
If Debtor fails to perform any material covenant, agreement, duty or obligation of Debtor under this Agreement, Lenders may, after any applicable cure period, at any time or times in its discretion, take action to effect performance of such obligation. All reasonable expenses of the Lenders incurred in connection with the foregoing authorization shall be payable by Debtor as provided in Paragraph 11.1 hereof. No discretionary right, remedy or power granted to the Lenders under any part of this Agreement shall be deemed to impose any obligation whatsoever on the Lenders with respect thereto, such rights, remedies and powers being solely for the protection of the Lenders.
9. Event of Default.
An event of default (“Event of Default”) shall be deemed to have occurred hereunder upon the occurrence of any Event of Default as defined and described in the Notes. Upon and after any Event of Default, after the applicable cure period, if any, any or all of the Obligations shall become immediately due and payable at the option of the Lenders, and the Lenders may dispose of Collateral as provided below.
10. Disposition of Collateral.
Upon and after any Event of Default which is then continuing,
10.1 The Lenders may exercise their rights with respect to each and every component of the Collateral, without regard to the existence of any other security or source of payment for the Obligations, in order to satisfy the Obligations. In addition to other rights and remedies provided for herein or otherwise available to it, the Lenders shall have all of the rights and remedies of a lender on default under the Uniform Commercial Code then in effect in the State of New York.
10.2 If any notice to Debtor of the sale or other disposition of Collateral is required by then applicable law, ten (10) business days prior written notice (which Debtor agrees is reasonable notice within the meaning of Section 9.612(a) of the Uniform Commercial Code) shall be given to Debtor of the time and place of any sale of Collateral which Debtor hereby agrees may be by private sale. The rights granted in this Section are in addition to any and all rights available to Lenders under the Uniform Commercial Code.
10.3 All proceeds received by the Lenders in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied (after deduction of any amounts payable to the Lenders pursuant to Paragraph 11.1 hereof) against the Obligations. Upon payment in full of all Obligations, Debtor shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations or used or applied to any and all costs or expenses of the Lenders incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto). Any assignment of Collateral by the Lenders to Debtor shall be without representation or warranty of any nature whatsoever and wholly without recourse. To the extent allowed by law, Lenders may purchase the Collateral and pay for such purchase by offsetting the purchase price with sums owed to Lenders by Debtor arising under the Obligations or any other source.

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10.4 Rights of Lenders to Appoint Receiver. Without limiting, and in addition to, any other rights, options and remedies Lenders have under the Transaction Documents, the UCC, at law or in equity, or otherwise, upon the occurrence and continuation of an Event of Default, Lenders shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction. Debtor expressly agrees that such a receiver will be able to manage, protect and preserve the Collateral and continue the operation of the business of Debtor to the extent necessary to collect all revenues and profits thereof and to apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, until a sale or other disposition of such Collateral shall be finally made and consummated. Debtor waives any right to require a bond to be posted by or on behalf of any such receiver.
11. Miscellaneous.
11.1 Expenses. Debtor shall pay to the Lenders, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys’ fees, legal expenses and brokers’ fees, which the Lenders may incur in connection with (a) sale, collection or other enforcement or disposition of Collateral; (b) exercise or enforcement of any the rights, remedies or powers of the Lenders hereunder or with respect to any or all of the Obligations upon breach or threatened breach; or (c) failure by Debtor to perform and observe any agreements of Debtor contained herein which are performed by Lenders.
11.2 Waivers, Amendment and Remedies. No course of dealing by the Lenders and no failure by the Lenders to exercise, or delay by the Lenders in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Lenders. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by Debtor therefrom shall, in any event, be effective unless contained in a writing signed by a Majority in Interest, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Lenders, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Lenders from time to time in such order as the Lenders may elect.
11.3 Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being faxed (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section:

To Debtor:	Route 1, Box 1090 102
Fairfield, ID 86333
Fax: (xxx) xxx-xxxx

With a copy by fax only to:	[Company Counsel]

Fax: (xxx) xxx-xxxx

To Lenders:	To the respective addresses set forth on Schedule I
Any party may change its address by written notice to the others in accordance with this paragraph.

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11.4 Term; Binding Effect. This Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon Debtor, and its successors and permitted assigns; and (c) inure to the benefit of the Lenders and their successors and assigns.
11.5 Captions. The captions of Paragraphs, Articles and Sections in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions of this agreement and have no legal or other significance whatsoever.
11.6 Governing Law; Venue; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. Any legal action or proceeding with respect to this Agreement must be brought only in the state or federal courts located in New York County, New York, and, by execution and delivery of this Agreement, each of the Lenders and Debtor hereby irrevocably accepts for itself and Debtor accepts in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.
11.7 Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes all other agreements and understandings, oral or written, with respect to Lenders’ security interest in the Collateral for the Obligations.
11.8 Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by electronic transmission. The Lenders shall include the purchasers of Notes who execute a counterpart signature page to this Agreement, and the Company shall update Schedule I hereto, if and when additional Lenders are joined to this Agreement.
12. Termination; Release. When the Obligations have been indefeasibly paid and performed in full or all outstanding Notes have been converted to common stock pursuant to the terms of the Notes and the Subscription Agreements, this Agreement shall be terminated, and the Lenders, at the request and sole expense of the Debtor, will execute and deliver to the Debtor the proper instruments (including UCC termination statements) acknowledging the termination of the Security Agreement, and duly assign, transfer and deliver to the Debtor, without recourse, representation or warranty of any kind whatsoever, such of the Collateral, as may be in the possession of the Lenders.
13. Lenders’ Powers.
13.1 Lenders’ Powers. The powers conferred on the Lenders hereunder are solely to protect Lenders’ interest in the Collateral and shall not impose any duty on it to exercise any such powers.

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13.2 Reasonable Care. The Lenders are required to exercise reasonable care in the custody and preservation of any Collateral in its possession; provided, however, that the Lenders shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for such purposes as any owner thereof reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Lenders to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.
13.3 Majority in Interest. The rights of the Lenders hereunder, except as otherwise set forth herein shall be exercised upon the approval of Lenders holding 70% of the outstanding Obligations (“Majority in Interest”) at the time such approval is sought or given. Possession of any tangible or physical Collateral shall be held by any Lender pursuant to this Agreement and on behalf of all Lenders as to their respective rights. The Collateral, to the extent it may be transferred to Lenders, may be held in the name of Lender or in “street name.” Unless agreed to otherwise by a Majority in Interest, each Lender is authorized to act on behalf of all the Lenders in connection with the Lenders rights under this Agreement.
[SIGNATURE PAGES FOLLOW IMMEDIATELY]

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Security Agreement, as of the date first written above.

“DEBTOR”

ADVANCED MINERAL TECHNOLOGIES, INC.

By:
Name:
Title:
[Lender Counterpart Signature Pages follow immediately]

“LENDER” Counterpart Signature

(Name of Lender, if an entity)

By:
Name:
Title:
— OR —

(Name of Lender, if an individual)

Schedule I

PRINCIPAL AMOUNT
OF NOTES
LENDER	ADDRESS	PURCHASED
$

Exhibit 13
ESCROW AGREEMENT
THIS ESCROW AGREEMENT (this “Agreement”) is made as of October 4, 2010, by and among Advanced Mineral Technologies, Inc., a Nevada corporation, with an address at Route 1, Box 1090, Fairfield, ID 86333 (“AMT”), and _____, with an address at _____ (the “Escrow Agent”). Capitalized terms used but not defined herein shall have the meanings set forth in that certain form of Subscription Agreement, annexed hereto as Schedule I, as amended or supplemented from time-to-time, including all attachments, schedules and exhibits thereto (the “Subscription Agreement”).
W I T N E S S E T H:
WHEREAS, AMT desires to sell (the “Offering”) a minimum of $300,000 (“Minimum Amount”) of Units and a maximum amount of $1,000,000 of Units, to be determined (“Maximum Amount”) by AMT.
WHEREAS, it is contemplated that each Unit shall be sold for $100,000 and shall consist of (i) $100,000 principal amount of 10% Senior Secured Convertible Notes (“Notes”) of AMT; and (ii) a five (5) year warrants (the “Warrants”), having an aggregate exercise price of $100,000, to purchase common shares, par value $0.0001 per share (the “Common Stock”) of AMT at an initial exercise price per share of $2.00; and,
WHEREAS, AMT desires to establish an escrow account with the Escrow Agent into which AMTI shall instruct the Subscribers to deposit and wire funds for the payment of money made payable to the order of “ , as Escrow Agent for Advanced Mineral Technologies, Inc.”, and Escrow Agent is willing to accept checks and other instruments and wires for the payment of money in accordance with the terms hereinafter set forth.
NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
ARTICLE I
TERMS OF THE ESCROW
1.1 The parties hereby agree to establish an escrow account (the “Escrow Account”) with the Escrow Agent whereby the Escrow Agent shall hold the collected funds deposited into the Escrow Account (the “Escrow Funds”).
1.2 Upon the Escrow Agent’s receipt of the Escrow Funds from the Subscribers for the Closing, it shall telephonically advise AMT, or AMT designated attorney or agent, of the amount of funds it has received into the Escrow Account.
1.3 Wire transfers to the Escrow Agent shall be made as follows:
A/C#:
ABA#:

SWIFT Code:
REMARK:            ADVANCED MINERAL TECHNOLOGIES
1.4 AMT may reject or cancel any subscription in the Offering in whole or in part. If payment for any such rejected or canceled subscription has been delivered to the Escrow Agent, AMT will inform the Escrow Agent of the rejection or cancellation, and the Escrow Agent upon receiving such notice shall promptly return such funds to said Subscriber, but in no event prior to those funds becoming collected and irrevocably available for withdrawal.
ARTICLE II
MISCELLANEOUS
2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.
2.2 Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile prior to 5:30 p.m. (Eastern Time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a Business Day or later than 5:30 p.m. (Eastern Time) on any Business Day, (c) the 2nd Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. As used herein, “Business Day” shall mean any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.
2.3 This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.
2.4 This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.
2.5 Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties had prepared the same.
2.6 The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.

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2.7 The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the parties hereto.
2.8 The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct.
2.9 The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
2.10 The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Subscription Agreement or any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.
2.11 The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation; provided that the costs of such compensation shall be borne by the Escrow Agent.
2.12 The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to AMT. In the event of any such resignation, the Subscribers and AMT shall appoint a successor escrow agent and the Escrow Agent shall deliver to such successor escrow agent any Escrow Funds held by the Escrow Agent.
2.13 If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

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2.14 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents (if any) or the Escrow Funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (i) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said documents or the Escrow Funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (ii) to deliver the Escrow Funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefore.
2.15 AMT and the Subscribers agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Subscription Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

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IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first written above.

ADVANCED MINERAL TECHNOLOGIES, INC.

By:
Name:
Title:

ESCROW AGENT:

By:
Name:
Title:

AGREED AND ACCEPTED:
SUBSCRIBER:

By:
Name:
Title:

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